UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Karen Jacoppo-Wood

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Westwood Quality Value Fund
Westwood Quality MidCap Fund
Westwood Quality SMidCap Fund
Westwood Quality SmallCap Fund
Westwood Quality AllCap Fund
Westwood Total Return Fund
Westwood Income Opportunity Fund
Westwood High Income Fund
Westwood Alternative Income Fund
Westwood Salient Global Real Estate Fund
Westwood Salient Select Income Fund
Westwood Broadmark Tactical Growth Fund
Westwood Broadmark Tactical Plus Fund

Annual Report	October 31, 2023

Investment Adviser:
Westwood Management Corp.

WESTWOOD FUNDS

TABLE OF CONTENTS

Shareholder Letter	1

Schedules of Investments

Westwood Quality Value Fund	32

Westwood Quality MidCap Fund	34

Westwood Quality SMidCap Fund	36

Westwood Quality SmallCap Fund	38

Westwood Quality AllCap Fund	40

Westwood Total Return Fund	42

Westwood Income Opportunity Fund	47

Westwood High Income Fund	53

Westwood Alternative Income Fund	59

Westwood Salient Global Real Estate Fund	65

Westwood Salient Select Income Fund	67

Westwood Broadmark Tactical Growth Fund	69

Westwood Broadmark Tactical Plus Fund	70

Statements of Assets and Liabilities	71

Statements of Operations	76

Statements of Changes in Net Assets	82

Financial Highlights	97

Notes to Financial Statements	121

Report of Independent Registered Public Accounting Firm	151

About Your Funds’ Expenses	153

Other Information	160

Other Federal Tax Information	160

Trustees and Officers of Ultimus Managers Trust	162

Disclosure Regarding Approval of Investment Advisory Agreement	164

WESTWOOD FUNDS (Unaudited)

November 1, 2022 – October 31, 2023

Dear Shareholders,

U.S. Outlook Remains Occluded, Underlying Resilience Remains

As we near the end of what has been another interesting year in the capital markets, investors are still behaving like it is more of the beginning (expansion portion) of an economic cycle vs. one that may be ending. Early in the year, stocks shrugged off a banking liquidity crisis and other real risks, including a manufacturing slowdown, to start the year on a tear, pushing the S&P 500 to multi-year highs over the summer. And though the third quarter saw stocks retreat, there is still a feeling of overall resiliency on the equity side as most major indices held key technical levels and looked to be reversing course as October ended.

Despite 40-year highs in interest rates, slowing global economies, diverging monetary policies, ongoing and new conflict abroad, and sticky above-trend inflation, domestic consumers and investors have continued to (mostly) thrive, at least according to headline data. That statement comes with a bevy of caveats, but all-in-all, the capital markets are still pricing in a soft landing and a reduction in rates sooner rather than later. Whether that perfect scenario materializes is another debate entirely.

At the time of writing, traders are already pricing in a near 75% chance that rates will fall at least 25 basis points by July 2024. That would mean that the 25-basis-points hike the Federal Reserve made at its meeting in late July would be its last. It also suggests that market participants expect economic conditions to slow enough to move the inflationary needle.

The Federal Reserve subsequently left its benchmark interest rate unchanged at a range of 5.25% to 5.50% following its meeting in September but reiterated its commitment to bringing inflation down to its 2% target rate, while at the same time cautioning that “tighter credit conditions for households and businesses are likely to weigh on economic activity, hiring and inflation. The extent of these effects remains uncertain.” The Fed, like many other central banks, faces a continued “reverse Goldilocks” dilemma as inflation moderates. If they are too easy with monetary policy, inflation could come roaring back; but if they keep policy too tight, it could trigger a recession.

Given the knowledge at hand, we are taking a slightly less optimistic stance vs. the consensus on rate reductions, but we believe the FOMC (Federal Open Market Committee) may still be able to pull off an increasingly difficult feat. The question on our minds now centers around what it would take to motivate the Fed to reverse course so quickly with inflation still far above trend. Logic suggests a dramatic economic downturn as the most probable trigger, but that theory counters the widely held “soft-landing” belief. Perhaps now you can see the conundrum. The economic resilience noted in 2023 was also fed by consumers’ continued drawdowns of excess savings stemming from the COVID-19 pandemic. Their actions were largely justified by relatively stable home values and more favorable home equity (loan-to-value) ratios than the typical American experienced just ahead of the Great Recession. Any pronounced destabilization or correction of housing prices, or a major rift in the labor market, could have potentially nasty effects on what we feel is an overly confident environment.

Of course, we all know that market participants utilize the information in front of them, and they also tend to lean optimistic, especially given the very active participation of the Fed and governments at large in terms of providing stimulus, bailouts and policy adjustments to stoke their respective economies. There is a growing bifurcation between earnings “haves” and “have nots,” but earnings growth is on track to be positive for Q3. This would be the first year-over-year earnings growth reading after three back-to-back quarters of declines. At the time of writing, total S&P 500 earnings were tracking a +2.8% increase from the same period last year on +1.9% higher revenues.

The Tale of the Tape

For U.S. stocks, the technology sector, centered around artificial intelligence as a catalyst, has been leading the charge for much of the year, with a narrow group of major tech companies reporting robust earnings, and thus driving their stock prices higher. But they were not completely alone as growth companies at large surged with

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continued “risk-on” sentiment, as evidenced by the 23.20% year-to-date return in the Russell 1000 Growth Index. Conversely, traditional sectors like utilities and real estate have experienced sluggish growth due to higher interest rates and have underperformed. Market volatility remained rather tame throughout the year, also suggesting investor confidence in the longevity of the current economic expansion. We are a little less optimistic that volatility will remain low in the coming quarters.

Most global fixed-income assets lost ground over the quarter but remained above recent troughs. Volatility in the debt sector remains elevated and its future is heavily dependent on how the Fed plays its hand into 2024. Over the last three months, U.S. Treasury yields also moved higher (prices lower) across all segments of the yield curve, particularly one- and two-month bills. And though volatility may persist, there could be a tremendous intermediate-term opportunity for fixed-income investors here.

After two quarters of GDP (Gross Domestic Product) contraction in mid-2022, readings have remained positive this year, though growth has slowed as interest rates continue to be highly restrictive. U.S. gross domestic product (GDP) increased at an annualized rate of 2.1% in Q2, down just 0.1% from the 2.2% rise in the year’s first three months. The largest increases for the second quarter were in nonresidential fixed investment (purchases of both nonresidential structures and equipment and software), consumer spending, and state and local government spending. These gains offset reductions in exports and residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). The marginal decline in the GDP growth rate for the second quarter compared to the first three months of the year was due to slowdowns in consumer and federal government spending, as well as a decrease in exports.

Domestic price pressures remain, but what was a hot energy market over the summer began to cool (metaphorically and actually) as the calendar turned to fall and winter. This has helped reduce overall inflationary effects on consumers. The U.S. consumer price index (CPI) rose 0.6% in August, following a monthly increase of 0.2% in July. The CPI was up 3.7% year-over-year from the 3.2% annual rise in July. September prices increased 0.4% on the month and 3.7% from a year ago, while core prices were up 0.3% for the month and 4.1% on a 12-month basis. Long-term inflationary trends have been moving lower, especially at the core, but headline CPI has been a bit more stubborn. Falling fuel and natural gas prices should help non-core readings going into 2024.

The Road Ahead

Investors must remain vigilant, agile and active. We believe that a highly tactical approach will likely yield the best returns, as we expect a continued increase in market dislocations and further divergence of the correlations that market participants have observed over the last decade or so. We still believe that recession isn’t completely off the table, but the U.S. economy has a very high probability of experiencing slower growth, increased labor market deterioration, and subsequently lower inflation as we move into 2024. Fixed income is likely to continue to benefit, with a focus on high-quality, investment-grade debt. We are still of the opinion that high-yield paper offers less advantageous risk/reward characteristics at this point and would remain underweight that sector.

Given recent economic data and Fed commentary, markets have priced out any rate cuts later this year, and data suggests a prolonged plateau in rates, with an outside chance at one more increase of 25 bps. We are less optimistic that rates will fall sooner than later and don’t see a decline in rates occurring until the back half of 2024. Oddly enough, investors remain optimistic about riskier, high-yield debt as yield spreads remain relatively tame. That could be a trap for investors if the economy does take a turn for the worse. Our current outlook suggests investors may best benefit from eventual rate declines by moving further out on the curve (increasing duration) with a focus on high-quality corporate and government credit.

We expect U.S. growth to slow to 1.9% year-over-year in 2024 and further down to 1.4% in 2025, down from an estimated 2.4% in 2023. Higher interest rates, tighter monetary policy, and a slowing labor market should continue to detract from the overall economy and financial system. Economists also expect U.S. consumer spending to begin to slow more meaningfully in 2024 and 2025, driven by a cooling labor market, which weighs on real disposable

WESTWOOD FUNDS (Unaudited)

income, and elevated rates, putting further pressure on debt service costs. Among the bright spots: Business investment should finally turn positive in the second half of 2024 after two years of decline.

Emerging markets present a mixed economic picture, with expansion in India, Indonesia and the Philippines offset by tepid growth in China, which has disappointed on post-pandemic reopening recovery and growth expectations. We see fairly stable but less robust growth in China, but we expect the government to respond with policies to stimulate the economy.

As economic growth decelerates and the probability of a recession increases, quality characteristics, which are a key attribute of our strategies, are likely to be an important driver of excess returns. We remained focused on stocks’ returns to shareholders in the form of dividends and stock buybacks, as important factors in our analysis, especially in a difficult market environment. We continue to favor companies with pricing power to manage through an inflationary environment, either to reduce the impact of input costs or to pass those costs on to their customers.

The current market environment continues to produce dislocations concerning valuation and increased levels of fundamental skepticism that play to our strength. Now, more than ever, highly tactical and surgical investment techniques, with properly hedged and balanced allocations, will be needed to reduce volatility and produce alpha. As it has for over 30 years, our investment process continues to seek out mispriced opportunities where fundamental analysis can uncover value being missed in the current market environment while maintaining a strong culture of risk management with a focus on mitigating potential downside risks.

Thank you for your trust.

Sincerely,

The Investment Team

The Westwood Funds

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. Investing involves risk, including possible loss of principal. A discussion of each fund’s performance during the semiannual period ending October 31, 2023, is presented below.

Westwood Quality Value Fund

The performance of the Westwood Quality Value Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Quality Value Fund – I Shares (WHGLX)	-3.23%	-0.51%
Westwood Quality Value Fund – A Shares (WWLAX)*	-3.37%	-0.75%
Westwood Quality Value Fund – C Shares (WWLCX)	-3.77%	-1.49%
Westwood Quality Value Fund – Ultra Shares (WHSQX)**	-3.39%	N/A
Russell 1000 Value Index	-4.22%	0.13%

*	Without sales charge

**	Ultra Share inception date 11/30/2022

WESTWOOD FUNDS (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund underperformed the benchmark, delivering returns of -0.51% (I Shares) in the period while the benchmark returned 0.13%. The trailing twelve months were truly a tale of two markets — growth and value, large-cap and small-cap. Large-cap stocks outperformed small-cap stocks by over 1800 bps, while large-cap growth stocks outperformed large-cap value stocks by an even greater margin. The bulk of the outperformance came from the “Magnificent Seven” growth stocks tied to technology and artificial intelligence — those seven stocks gained more than 80% for the calendar year, while the rest of the S&P 500 Index was basically flat.

At the sector level, the top-performing sectors of the S&P 500 were Telecommunication Services and Information Technology, again part of the blowout performance of the Magnificent Seven. The bottom performers were income-oriented sectors Utilities and Real Estate, largely from pressure from interest rates.

Information Technology, Financials and Health Care were the top contributing sectors, largely driven by stock selection. Semiconductors performed well, as chip manufacturers Microchip Technology (MCHP) and ASML Holding (ASML) were among our leaders. We also owned Microsoft (MSFT) and Apple Inc. (AAPL), two of the Magnificent Seven, as we believe Microsoft is undervalued relative to the opportunity for artificial intelligence to expand their revenue streams, and Apple has a quality franchise with a compelling valuation relative to peers. P&C Insurers was a positive contributor, as was insurance broker Arthur J. Gallagher & Co. (AJG). Health insurers and device makers were top contributors.

The largest detractor to performance was stock selection in Communication Services, namely not owning META, which gained over 200% in the period and was, on average, 1.1% of the benchmark. That single holding caused 94 bps detraction to relative performance because it was not owned. AT&T (T) was also a detractor in communications, as the company struggled to maintain growth in their wireless business. The Consumer Staples sector was also a detractor, driven primarily by two holdings, where we anticipated certain developments that did not materialize. We felt that the reopening of China would benefit Estee Lauder (EL); the expected opening was not as large as we anticipated and thus expectations were too high. Dollar General (DG) struggled with execution and eventually replaced their CEO. Finally, we held shares of Western Alliance Bancorp (WAL), which declined precipitously following concerns about liquidity in the regional bank space.

Westwood Quality MidCap Fund

The performance of the Westwood Quality MidCap Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Quality MidCap Fund – I Shares (WWMCX)	-2.43%	1.29%
Russell Midcap Value Index	-5.69%	-3.56%

WWMCX Inception Date: 11/30/2021

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

WESTWOOD FUNDS (Unaudited)

The Fund outperformed the benchmark, delivering returns of 1.29% (I Shares) in the period while the benchmark returned -3.56%.

Rising interest rates throughout the reporting period made for a difficult environment for mid-cap stocks versus the broader S&P 500, given mid-cap companies often have greater exposure to highly interest rate sensitive areas such as utilities, real estate investment trusts (REITs) and financials.

Stock selection in the technology sector was the primary driver for outperformance, as our selections gained more than 25% on the year, compared to a negative return for the benchmark. Notable performers include semiconductor companies Rambus (RMBS), Microchip Technology (MCHP) and Tyler Technologies (TYL). Our overweight energy position and holdings among exploration and production companies were beneficial in the period. Stock selection in materials was again the primary driver of performance, driven by infrastructure stocks Summit Materials and Eagle Materials, as well as an announced merger for WestRock Company (WRK).

Our overweight position and stock selection were both negative factors to performance for the Utilities sector. The sector was under pressure all year due to rising interest rates, which makes their dividend income less appealing. Stock selection was a negative factor for the Health Care sector as well, as device makers Avantor Inc. (AVTR) and ICU Medical Inc. (ICUI) and health insurer Centene Inc. (CNC) weighed on performance. Interest rates were a key factor in the financials sector, as our holdings in smaller regional banks such as Western Alliance Bancorp (WAL) and Cullen/Frost Bankers Inc. (CFR) declined significantly in concert with other regional banks in the early spring. However, several other Financials stocks held up well, including insurance brokers, insurers and investment bankers.

Westwood Quality SMidCap Fund

The performance of the Westwood Quality SMidCap Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Quality SMidCap Fund – I Shares (WHGMX)	-0.46%	1.42%
Westwood Quality SMidCap Fund – Ultra Shares (WWSMX)	-0.39%	1.54%
Russell 2500 Value Index	-3.81%	-4.94%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the benchmark, delivering returns of 1.42% (I Shares) in the period while the benchmark returned -4.94%. The Russell 2500 Value declined by -4.94% over the fiscal year with virtually no differentiation in value (R2500V -4.94%) vs. growth factors (R2500G -4.80%).

The primary factor driving markets has been the sharp rise in interest rates, which tends to be a greater issue for small-/mid-cap companies, who have weaker balance sheets than large caps, and a greater reliance on bank funding, which has receded in the face of more challenged funding/liquidity conditions. In that regard, the Fund’s focus on higher-quality companies with stronger balance sheets and greater profitability/returns has led to outperformance.

Industrial holdings within the Quality SMidCap Fund were the top contributors due to favorable stock picking (the Fund was equal weight the sector on average through the fiscal year). Our top performer, Vertiv (VRT), was propelled by a rebound in operational performance after a challenged 2022 and was also boosted by increased spend on data center infrastructure due to the need for greater computing power to drive artificial intelligence and machine learning. Boise Cascade (BCC), a building supplier, saw shares rise as new housing construction remained

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surprisingly resilient in the face of rising rates. Outperformance in Real Estate was the result of an overweight on the sector and focus on higher-quality holdings (no Office/Malls). Our top performer, Radius Global (RADI), a triple-net ground lease REIT, was acquired by a consortium at a 44% premium to the unaffected share price. Technology was our third biggest contributor, despite maintaining a healthy underweight in the sector (7.30% vs. 8.49%). Performance was led by our semiconductor holdings, namely Lattice Semiconductor (LSCC) and Rambus (RMBS), due to the anticipation of a bottoming in semiconductor demand.

Our worst-performing sector, Consumer Discretionary, was dragged down by poor stock picking. Advanced Auto Parts (AAP), whom we assumed had fixed its inventory and pricing issues, proved to require further investment in price and a reallocation of inventory, which led to worse-than-expected free cash flow generation. TopGolf (MODG), formerly Callaway Brands, saw a slowing in discretionary spending that led to worse-than-expected sales. We have exited both positions. We underperformed a rising Energy sector despite an overweight stance (6.41% vs. 5.04%) due to a higher-quality bias relative to the sector. On a beta-adjusted basis, we were underweighted, and despite stock-picking, we could not keep up with the benchmark. One exception is Magnolia Oil & Gas Corp. (MGY), which has shown poor operational execution, leading to significant underperformance relative to the peer group. The Materials sector was a very modest detractor (-1 bps), driven almost entirely by the underperformance of Livent (LTHM). Oversupply of lithium in China and slowing in BEV growth led to a sharp reduction in shares. We have since exited the position. While Health Care was an overall contributor to the portfolio, device maker ICU Medical Inc. (ICUI) was the largest detractor in the sector and one of the largest for the year.

Westwood Quality SmallCap Fund

The performance of the Westwood SmallCap Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Quality SmallCap Fund – I Shares (WHGSX)	-1.15%	-0.92%
Westwood Quality SmallCap Fund – A Shares (WHGAX)*	-1.21%	-1.03%
Westwood Quality SmallCap Fund – C Shares (WHGCX)	-1.55%	-1.77%
Westwood Quality SmallCap Fund – Ultra Shares (WWSYX)	-1.09%	-0.83%
Russell 2000 Value Index	-3.44%	-9.93%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the benchmark, delivering returns of -0.92% (I Shares) in the period while the benchmark returned -9.93%. It was truly a tale of two markets — large-cap over small-cap, growth over value. In the trailing 12 months, large-cap stocks outperformed small-cap stocks by over 1800 bps, while large-cap growth stocks outperformed small-cap value stocks by nearly 3000 basis points, a massive performance gap. The bulk of the year’s performance came from the “Magnificent Seven” growth stocks tied to technology and artificial intelligence — those seven stocks gained more than 80% for the calendar year, while the rest of the S&P 500 Index was basically flat.

Within the small-cap market, returns were much flatter. Growth outperformed value, but only slightly — the Russell 2000 Growth Index returned -7.63%, compared to a -9.93% return for the Russell 2000 Value Index. What is clear, however, is the gap between small-cap stocks and large-cap stocks is historically large — over 700 bps annualized for the five years ending October 31, 2023.

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Several of our selections in the Industrials sector performed well, including Comfort Systems USA (FIX), an HVAC service and repair company; Moog Inc. (MOG), an aerospace and defense contractor; and Boise Cascade (BCC), a lumber company. Selections in the Health Care sector provided a positive return, while the benchmark return was negative. We earned positive results from medical equipment manufacturers. Another sector where selection was critical was real estate, our holdings posted positive performance while the benchmark was negative. We had positive results from shopping center REIT Urban Edge Properties (UE), while the best performer in the sector was Radius Global Infrastructure (RADI), which was purchased by EQT Active Core Infrastructure Fund.

Lithium prices collapsed during the period, putting pressure on Livent Corp. (LTHM), one of our larger holdings in the Materials sector. While there were bright spots in the consumer discretionary sector, a slowdown in spending on auto parts and do-it-yourself car repair negatively impacted Monro Inc. (MNRO). In information technology, network infrastructure providers Viavi Solutions (VIAV) and ADTRAN Holdings (ADTN) struggled and impacted performance, while electronics parts manufacturer Methode Electronics (MEI) struggled to execute in a rapidly changing market. Each company was hampered by reduced earnings and falling expectations.

Westwood Quality AllCap Fund

The performance of the Westwood Quality AllCap Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Quality AllCap Fund – I Shares (WQAIX)	-4.02%	1.56%
Westwood Quality AllCap Fund – Ultra Shares (WQAUX)	-4.02%	1.53%
Russell 3000 Value Index	-4.18%	-0.48%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the benchmark, delivering returns of 1.56% (I Shares) in the period while the benchmark returned -0.48%. The past year has been a tale of two markets – large-cap outperforming small-cap, and growth outperforming value. In the trailing twelve months, large-cap stocks outperformed small-cap stocks by over 1800bps, while large-cap growth stocks outperformed large-cap value stocks by an even greater margin. The bulk of the outperformance came from the “Magnificent Seven” growth stocks tied to technology and artificial intelligence - those seven stocks gained more than 80% for the calendar year, while the rest of the S&P 500 Index was basically flat.

At the sector level, the top-performing sectors of the S&P 500 were Telecommunication Services and Information Technology, again part of the blowout performance of the Magnificent Seven. The bottom performers were income-oriented sectors Utilities and Real Estate, largely from pressure from interest rates.

The best performing sector for the fund was Information Technology, driven by stock selection, where our holdings gained over 50% for the period. Chip makers Rambus Inc. (RMBS) and Lattice Semiconductor (LSCC) were key performers. We also benefitted from owning Microsoft Corp. (MSFT), one of the aforementioned Magnificent Seven, which we believe is undervalued relative to the potential for the company to monetize artificial intelligence within its core product suite. Stock selection in the Financial sector was also beneficial, led by insurer Progressive Corp. (PGR) and re-insurance firm Everest Group Ltd. (EG).

The largest detractor to performance was stock selection in Communication Services, namely not owning META, which gained over 200% in the period and was one of the largest contributors to performance for the index. AT&T(T) was also a detractor in communications, as the company struggled to maintain growth in their wireless business.

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Consumer holdings Estee Lauder Two large agricultural service providers were also detractors, as CF Industries Holdings (CF) and Corteva Inc. (CTVA) declined amid wavering demand. We felt that the reopening of China would benefit Estee Lauder (EL); the expected opening was not as large as we anticipated and thus expectations were too high. Finally, integrated oil company Chevron Corp (CVX) fell during the year as oil and natural gas prices held fluctuated but held relatively steady for the year.

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Total Return Fund – I Shares (WLVIX)	-2.07%	2.22%
Westwood Total Return Fund – A Shares (WWTAX)*	-2.16%	2.00%
Westwood Total Return Fund – C Shares (WTOCX)	-2.60%	1.22%
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Bond Index	-1.61%	6.26%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Total Return Fund was formerly known as Westwood Low Volatility Fund. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019, may have differed had the Fund’s current investment strategy been in effect.

The Fund underperformed the benchmark, delivering returns of 2.22% (I Shares) in the period while the benchmark returned 6.26%. Risk assets performed well over the previous year, despite elevated inflation and heightened interest rate volatility. During the period, the 10-year U.S. Treasury rate increased ~90 bps as stickier inflation solidified the Federal Reserve’s resolve to keep interest rates in restrictive territory. Equities continue to look through the current rate environment and have been supported by the expectation for interest rate cuts in the short term. Within equities, growth stocks substantially outperformed value stocks as the expected decline in interest rates, coupled with optimism surrounding artificial intelligence, led to massive gains for the “Magnificent Seven.” Fixed Income investments benefited from a combination of higher coupons and tighter credit spreads, which largely offset price declines from higher longer-term rates. Within fixed income, high yield bonds outperformed investment grade bonds as higher coupons, lower duration, and a muted default environment supported tighter credit spreads.

The prior year was characterized by a very concentrated market where a handful of stocks contributed most of the outperformance of the S&P 500, which is our stated equity benchmark. Our positioning was set up for a broader acceleration (beyond just the top handful of stocks), which we did not see over the prior 12 months.

Our fixed income portfolio outperformed its fixed income benchmark. On the equity side, the average stock (as measured by the S&P 500 Equal Weight Index) was down 2.7%, yet our equity holdings (including converts) were up 1.7%. The biggest driver of the underperformance vs. our S&P 500 market cap benchmark was being underweight a select few stocks. These also happen to make up a large percentage of the Technology and Communication Services sectors, and thus our underweights to these sectors were exacerbated.

With high yield and investment grade exposure, credit spreads narrowed, which contributed to performance. An underweight in technology holdings was a detractor to performance. Convertibles were also a detractor with tough

WESTWOOD FUNDS (Unaudited)

performance for our AES Corp. (AES) and Livent Corp. (LTHM) convertible holdings. Our last performance detractor was in Communication Services, where our lack of holdings in Google (GOOG) and Facebook (META) dominated the sector. The Fund only has exposure to derivatives through a covered call exchange-traded fund.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Income Opportunity Fund – I Shares (WHGIX)	-4.13%	2.35%
Westwood Income Opportunity Fund – A Shares (WWIAX)*	-4.14%	2.25%
Westwood Income Opportunity Fund – C Shares (WWICX)	-4.52%	1.40%
Westwood Income Opportunity Fund – Ultra Shares (WHGOX)**	-4.01%	N/A
60% Bloomberg Barclays US Aggregate Bond Index / 40% S&P 500 Index	-3.12%	4.30%
Bloomberg Barclays US Aggregate Bond Index	-6.13%	0.36%
S&P 500 Index	1.39%	10.14%

*	Without sales charge

**	Ultra Shares inception date 11/30/2022

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund underperformed the benchmark, delivering returns of 2.35% (I Shares) in the period while the benchmark returned 4.30%. Risk assets performed well over the previous year, despite elevated inflation and heightened interest rate volatility. During the period, the 10-year U.S. Treasury rate increased ~90 bps as stickier inflation solidified the Federal Reserve’s resolve to keep interest rates in restrictive territory. Equities continue to look through the current rate environment and have been supported by the expectation for interest rate cuts in the short term. Within equities, growth stocks substantially outperformed value stocks as the expected decline in interest rates, coupled with optimism surrounding artificial intelligence, led to massive gains for the “Magnificent Seven.” Fixed Income investments benefited from a combination of higher coupons and tighter credit spreads, which largely offset price declines from higher longer-term rates. Within fixed income, high yield bonds outperformed investment grade bonds as higher coupons, lower duration, and a muted default environment supported tighter credit spreads.

Westwood Income Opportunity returned 3.01% over the 12-month period ending 10/31/2023, which trailed the benchmark return of 4.31% over the same period. Within asset classes, the Fund’s equity holdings (2.44%) failed to keep up with the S&P 500 (10.19%) and specifically the “Magnificent Seven.” The Fund’s preference for income-producing securities was a drag on relative performance as valuations for these securities failed to keep up with the increased multiples assigned to large-cap tech. The Fund’s fixed income holdings (3.02%) outperformed the Bloomberg Aggregate Index (0.35%) with the preference for corporate credit driving the outperformance. The Fund’s investment grade and high yield positions were contributors to relative performance as credit spreads tightened over the 12-month period, offsetting the impact from higher government bond yields.

Technology stocks benefited from optimism pertaining to artificial intelligence and the expectation for interest rate cuts in the near future. This led to a powerful combination of stronger future profitability and a lower discount rate, driving Tech-related equities higher. Investment grade bonds were the largest contributor to account performance,

WESTWOOD FUNDS (Unaudited)

as a preference for BBB issuers as well as opportunistic trading around credit spread changes allowed for the average investment grade bond holding to return 4.48% over the 12-month period. High Yield bonds contributed to account performance with an average return of 7.14% over the 12-month period, the lower weight relative to investment grade meant they contributed less to overall performance, but they were a strong contributor, nonetheless.

Financials underperformed as the value-to-growth rotation pushed capital to higher growth industries. In addition, the failure of Silicon Valley Bank and resulting higher deposit costs are expected to weigh on profitability in the near term, while concerns pertaining to commercial real estate (CRE) losses continue to mount. The Fund holds a small percentage of long-duration Treasuries as a tool for duration management. Given the increase in long maturity bond yields, this was a detractor from Fund performance. Select health care equity holdings were a detractor from performance, as they underperformed the S&P 500. Investors shunned the more defensive nature of the sector in lieu of higher-growth industries. We believe the increased M&A activity in the second half of 2023 will start to highlight some of the attractive valuations within the sector.

The fiscal year performance was supported by a combination of income and capital appreciation, and the Fund continues to invest in opportunities with attractive risk/reward characteristics. Our fixed income investments provide solid income while also acting as a ballast during turbulent market times. Our equities are strongly value-leaning, which should provide both upside participation and less downside capture in down markets. We continue to judiciously allocate capital to generate strong risk-adjusted returns in any market environment.

Westwood High Income Fund

The performance of the Westwood High Income Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood High Income Fund – I Shares (WHGHX)	-1.59%	4.27%
Westwood High Income Fund – A Shares (WSDAX)*	-1.81%	3.91%
Westwood High Income Fund – C Shares (WWHCX)	-2.07%	3.34%
80% Bloomberg Barclays US Aggregate Bond Index / 20% S&P 500 Index	-4.62%	2.33%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood High Income Fund was formerly known as Westwood Short Duration High Yield. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019, may have differed had the Fund’s current investment strategy been in effect.

The Fund outperformed the benchmark, delivering returns of 4.27% (I Shares) in the period while the benchmark returned 2.33%. Risk assets performed well over the previous year, despite elevated inflation and heightened interest rate volatility. During the period, the 10-year U.S. Treasury rate increased ~90 bps, as stickier inflation solidified the Federal Reserve’s resolve in keeping interest rates in restrictive territory. Equities continue to look through the current rate environment and have been supported by the expectation for interest rate cuts in the short term. Within equities, growth stocks substantially outperformed value stocks as the expected decline in interest rates, coupled with optimism surrounding artificial intelligence, led to massive gains for the “Magnificent 7.” Fixed Income investments benefited from a combination of higher coupons and tighter credit spreads, which largely offset price

WESTWOOD FUNDS (Unaudited)

declines from higher longer-term rates. Within fixed income, high yield bonds outperformed investment grade bonds as higher coupons, lower duration, and a muted default environment supported tighter credit spreads.

Westwood High Income outperformed the benchmark during the period as our duration underweight led to substantial outperformance in the Fixed Income portion of our portfolio. Our strategic overweight to high yield bonds (relative to investment grade) accomplished dual goals of increasing portfolio yield while also reducing interest rate risk relative to the Barclays Agg. The Fund identified and purchased fixed income investments where risk was mispriced and continued to recycle capital as price objectives were achieved. Equity holdings performed reasonably well during the period, but underperformed the benchmark as our value-bent was a detractor relative to growth equities. Technology stocks received a dual benefit from interest rate expectations as well as excitement surrounding artificial intelligence. Our elevated exposure to Energy and Financials led to our equity holdings lagging the S&P 500; however, this was more than offset by the outperformance of our Fixed Income holdings, resulting in >200 bps of outperformance.

Technology stocks benefited from optimism pertaining to artificial intelligence and the expectation for interest rate cuts in the near future. This led to a powerful combination of stronger future profitability and a lower discount rate, driving tech-related equities higher. High yield bonds outperformed during the period as the strong economic environment limited defaults and led to tightening of credit spreads. New issuance in high yield continues to be limited, resulting in a strong technical bid for lower-rated fixed income assets. Although our foreign exposure is very low, the Fund benefited from exposure to Japanese banks. With low valuations and a weakening currency, Japanese equities experienced strong performance and continue to screen attractive relative to other foreign markets.

Energy equities trailed the S&P 500 as capital has flowed from value to growth. Despite strong fundamentals and a supportive commodity-price outlook, energy stocks lagged the broader market. Financials underperformed as the value-to-growth rotation pushed capital to higher growth industries. In addition, the failure of Silicon Valley Bank and resulting higher deposit costs are expected to weigh on profitability in the near term, while concerns pertaining to CRE losses continue to mount. Long-duration bonds underperformed, driven primarily by the increase in interest rate expectations.

The fiscal year performance was supported by a combination of income and capital appreciation, and the Fund continues to invest in opportunities with attractive risk/reward characteristics. Our fixed income investments provide solid income while also acting as a ballast during turbulent market times. Our equities are strongly value-leaning, which should provide both upside participation and less downside capture in down markets. We continue to judiciously allocate capital to generate strong risk-adjusted returns in any market environment.

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending October 31, 2023, was as follows:

	6 Months	Fiscal Year
Westwood Alternative Income Fund – I Shares (WMNIX)	0.79%	4.48%
Westwood Alternative Income Fund – A Shares (WMNAX)*	0.73%	4.25%
Westwood Alternative Income Fund – C Shares (WWACX)	0.42%	3.57%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	0.86%	4.50%
FTSE 1-Month Treasury Bill	2.65%	4.85%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

WESTWOOD FUNDS (Unaudited)

The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Prior to Nov. 1, 2019, the Westwood Alternative Income Fund was formerly known as the Westwood Market Neutral Fund. As of Nov. 1, 2019, the Fund began following the Sensible FeesTM framework.

The Fund underperformed the benchmark, delivering returns of 4.48% (I Shares) in the period while the benchmark returned 4.85%. The Fund slightly underperformed its benchmark as the portfolio’s duration is longer and convertible equities declined over the measurement period keeping a typically long biased portfolio positioning from outperforming. U.S. capital markets experienced a rising rate environment. Convertibles, like all other equity and debt-related asset classes, faced headwinds as the cost of doing business became more expensive. The period of cheap capital is over, and convertibles felt the brunt of increasing rates. Increasing rates challenge convertible issuers in two ways. Equity prices are muted via decreasing margins and/or earnings multiples declining. The bond component is negatively impacted as the discount for future cash flows increases, lowering the fixed income value. Cost of funding is especially important to the typical convertible issuer as they tend to be mid- to smaller-cap companies with high growth rates that require inexpensive debt capital to fuel their business models. Underlying equity valuations declined during the last 12 months, and volatility was subdued, but luckily credit spreads were flat for better issuers. Another result of increasing rates was muted new issuance. Only 82 new issues came to market with $50 billion in proceeds. While this was better than the previous 12 months, issuance is well behind historical norms.

Consumer travel-related names added value as the underlying stocks outperformed. Technology software-related names added value with association to artificial intelligence data gathering and storage. Maintaining a short duration profile and minimal net equity exposure were positive contributors to performance. The major negative factor was owning higher-quality issuers as negative earnings companies outperformed on hopes that the hiking cycle would soon be over, and solvency would not be in question.

The short treasury futures added value in the rising rate environment. Index options added value by smoothing returns and reducing the impact from sharp, unexpected equity market downdrafts experienced late in the fiscal year.

Westwood Salient Global Real Estate Fund

The performance of the Westwood Salient Global Real Estate Fund for the period ended October 31, 2023, was as follows:

	6 Months	10 Months Ended 10/31/23
Westwood Salient Global Real Estate Fund – Institutional Shares (KIRYX)	-8.35%	-5.22%
Westwood Salient Global Real Estate Fund – A Shares (KIRAX)*	-8.32%	-5.39%
Westwood Salient Global Real Estate Fund – C Shares (KIRCX)	-8.82%	-6.03%
FTSE EPRA Nareit Developed Index	-11.79%	-9.43%
MSCI World Index	-1.35%	8.34%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until April 30, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

WESTWOOD FUNDS (Unaudited)

The Fund outperformed the benchmark, delivering returns of -5.22% (I Shares) in the period while the benchmark returned -9.43%. Rising interest rates and inflation were the predominant factors affecting performance over the period, driving REIT valuations lower. High interest rates also led to reduced activity in the transaction market, hindering price discovery.

The Fund’s two Spanish REIT positions experienced strong price performance toward the end of 2022 based on strong country-wide GDP growth of 5.8%. Public spending drove the economy in the last quarter of the year, yet we remained somewhat concerned about a rising unemployment rate as we entered 2023. We harvested some of our gain in mid-2023, which was timely as the Spanish REIT sector has lagged in the second half of 2023. An Industrial REIT within the Fund was acquired early in 2023 at a significant premium to the unaffected share price, driving most of the Fund’s performance in Canada. The Fund’s Japanese performance was driven by the country’s strong economic position. Performance was offset by the significant volatility of the Japanese yen, which strengthened through the end of 2022 before weakening from 127.87 USD/JPY to 151.68 USD/JPY in 2023 through October 31, 2023.

The Fund’s Australian holdings were weak over the period as the country struggled to tame inflation. The sentiment around Retail, which represents the majority of the Fund’s exposure in Australia, was weak due to falling real incomes and a low household savings rate. Labor force participation and the unemployment rate both remain strong despite these challenges, and we remain optimistic on the country. Weakness in the Life Science, Self-Storage and Digital Infrastructure sectors caused by high supply and slowing demand drove most of the Fund’s performance in the United States; however, this was partially offset by strong performance in the Fund’s Data Center holdings, primarily resulting from artificial-intelligence-related demand. The Fund’s Swedish holdings were added in the later months of the period and experienced minor poor performance before recovering strongly in November 2023.

Westwood Salient Select Income Fund

The performance of the Westwood Salient Select Income Fund for the period ended October 31, 2023, was as follows:

	6 Months	10 Months Ended 10/31/23
Westwood Salient Select Income Fund – Institutional Shares (KIFYX)	-3.15%	0.81%
Westwood Salient Select Income Fund – A Shares (KIFAX)*	-3.17%	0.66%
Westwood Salient Select Income Fund – C Shares (KIFCX)	-3.61%	-0.03%
ICE BofA Fixed Rate Preferred Securities Index	-4.79%	0.04%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until April 30, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund outperformed the benchmark, delivering returns of 0.81% (I Shares) in the period while the benchmark returned -0.03%. Rising interest rates were the predominant factor affecting performance over the period, driving REIT common and preferred equity valuations lower. High interest rates also led to reduced activity in the transaction market, hindering price discovery. Some M&A in the REIT space the Fund benefited from will be discussed below.

Much of the performance can be attributed to the acquisition of a REIT whose preferreds carried a large weight in the Fund. These preferreds were trading at approximately a 25% discount to par before the transaction and at par at the end of the period. The transaction was executed after the end of the period. Retail sector performance was driven by two acquisitions where the Fund held a mix of common and preferred equity that appreciated after the transactions

WESTWOOD FUNDS (Unaudited)

were announced. In one, the preferred equity was assumed by the acquirer, which was a much larger REIT with a stronger credit profile than the target. The issuer of the Fund’s largest exposure was acquired by a related REIT that was being externally managed by the target. The preferred equity, which the Fund held, was redeemed at par.

An advertising REIT announced the impairment of a large, long-term contract, which materially impacted the share price. Large increases in the supply of apartments within many markets, coupled with decelerating rent growth, negatively impacted the Fund’s Multi-Family common equity holdings. The slowdown in the rollout of the 5G communication spectrum led to a decrease in the forward earnings expectations of the Fund’s digital infrastructure positions.

Westwood Broadmark Tactical Growth Fund

The performance of the Westwood Broadmark Tactical Growth Fund for the period ended October 31, 2023, was as follows:

	6 Months	10 Months Ended 10/31/23
Westwood Broadmark Tactical Growth Fund – Institutional Shares (FTGWX)	1.81%	1.27%
Westwood Broadmark Tactical Growth Fund – A Shares (FTAGX)*	1.70%	1.07%
Westwood Broadmark Tactical Growth Fund – C Shares (FTGOX)	1.31%	0.45%
HFRX Equity Hedge Index	0.80%	2.23%
S&P 500 Index	1.39%	10.69%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

For the 10 months ended October 31, 2023, Westwood Broadmark Tactical Growth Fund’s Institutional Class shares returned 1.27%, providing a modest positive absolute record for investors but underperforming the Fund’s primary benchmark, the HFRX Equity Hedge Index, which returned 2.23%. The Fund underperformed its secondary benchmark, the S&P 500 Index, which rose 10.69% over the same period. The primary reason for the Fund’s underperformance was the concentration of the market’s advance in a handful of tech stocks. Seven stocks in the S&P 500 have accounted for over 90% of the index’s gain this year. Historically, this kind of concentration has only occurred in 1972 (the Nifty Fifty), the late 1970s (oil and energy stocks) and the 2000 dot.com bubble. In fact, the seven largest companies in the S&P 500 now comprise 29% of the index, a historical record. Following these periods of concentration, those leadership stocks showed sharp declines and led the rest of the market lower.

Equity valuations continue to be at elevated levels, which is a negative in our work. The median price-earnings multiple of the S&P 500 is still above its historical norm. On the monetary front, the inverted yield curve is still troubling. The three-month/10-year U.S. Treasury yield curve reached the most negative level since the 2008-09 financial crisis during the first half of 2023. Over the last half century, this inversion has often been a harbinger of economic weakness and recession. Investor sentiment also became overly optimistic and in October reached levels that have often accompanied market pullbacks. Market momentum turned modestly positive in the first half of 2023 but returned to negative territory in late September. As a result, the Fund had a maximum defensive position at the end of third quarter 2023.The Fund employed derivative instruments in the last year. Futures contracts were used to help offset potential risk and the use of futures detracted -0.78% from the Fund’s return.

WESTWOOD FUNDS (Unaudited)

Westwood Broadmark Tactical Plus Fund

The performance of the Westwood Broadmark Tactical Plus Fund for the period ended October 31, 2023, was as follows:

	6 Months	10 Months Ended 10/31/23
Westwood Broadmark Tactical Plus Fund – Institutional Shares (SBTIX)	5.63%	4.69%
Westwood Broadmark Tactical Plus Fund – A Shares (SBTAX)*	5.46%	4.51%
Westwood Broadmark Tactical Plus Fund – C Shares (SBTCX)	5.08%	3.76%
Westwood Broadmark Tactical Plus Fund – F Shares (BTPIX)	5.76%	4.94%
HFRX Equity Hedge Index	0.80%	2.23%
S&P 500 Index	1.39%	10.69%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until April 30, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

For the 10 months ended October 31, 2023, Westwood Broadmark Tactical Plus Fund’s Institutional Class shares returned 4.69%, outperforming the Fund’s primary benchmark, the HFRX Equity Hedge Index, which returned 2.23%. The Fund underperformed its secondary benchmark, the S&P 500 Index, which rose 10.69% over the same period.

The market advance in the last year has largely been due to a handful of tech stocks. Seven tech stocks in the S&P 500 have accounted for over 90% of the index’s gain this year. Historically, this kind of concentration has only occurred in 1972 (the Nifty Fifty), the late 1970s (oil and energy stocks) and the 2000 dot.com bubble. In fact, the seven largest companies in the S&P 500 now comprise 29% of the index, a historical record. Following these periods of concentration, those leadership stocks showed sharp declines and led the rest of the market lower.

Equity valuations continue to be at elevated levels, which is a negative in our work. The median price-earnings multiple of the S&P 500 is still above its historical norm. On the monetary front, the inverted yield curve is still troubling. The three-month/10-year U.S. Treasury yield curve reached the most negative level since the 2008-09 financial crisis during the first half of 2023. Over the last half century, this inversion has often been a harbinger of economic weakness and recession. Investor sentiment also became overly optimistic and in October reached levels that have often accompanied market pullbacks. Market momentum turned modestly positive in the first half of 2023 but returned to negative territory in late September. As a result, the Fund had a maximum defensive position at the end of third quarter 2023.

The Fund invests primarily in a diversified portfolio of instruments which generally include futures and options on securities, securities indices and shares of exchange-traded funds. The Fund regularly used options and futures during the year in the implementation of the strategy. A meaningful portion of the Fund’s return can be attributed to these derivative instruments.

WESTWOOD FUNDS (Unaudited)

Disclosures

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1.877.386.3944. Read the prospectus carefully before investing or sending money.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-386-3944.

An investor should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at www.westwoodfunds.com or call 1-877-386-3944 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of October 31, 2023, please see the Schedules of Investments section of this Report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

Alerian Midstream Energy Select Index (AMEIX) is a composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities. The capped, float-adjusted, capitalization-weighted index is disseminated in real time on a price-return basis.

Alpha is the measure of risk-adjusted performance.

Compound Annual Growth Rate is the rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits are reinvested at the end of each year of the investment’s lifespan.

FTSE EPRA Nareit Developed Index is designed to track the performance of listed real estate companies and REITs worldwide.

HFRX Equity Hedge Index comprises private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

ICE BofA Fixed Rate Preferred Securities Index consists of investment-grade, fixed and fixed-to-floating rate U.S. dollar-denominated preferred securities.

WESTWOOD FUNDS (Unaudited)

MSCI World Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed markets.

Russell 2500 Value measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

WESTWOOD QUALITY VALUE FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Quality
Value Fund - Institutional Shares (a) versus the Russell 1000 Value Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
				Since Inception	Since Inception
	1 Year	5 Year	10 Year	(3/31/20)	(11/30/22)
Institutional Shares	-0.51%	7.02%	8.32%	N/A	N/A
A Class Shares with sales charge	-3.73%	6.10%	7.73%	N/A	N/A
A Class Shares without sales charge	-0.75%	6.75%	8.05%	N/A	N/A
C Class Shares	-1.49%	N/A	N/A	11.75%	N/A
Ultra Shares	N/A	N/A	N/A	N/A	-6.42%
Russell 1000 Value Index	0.13%	6.60%	7.60%	13.89%	-5.76%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares and Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY MIDCAP FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Quality
MidCap Fund - Institutional Shares versus the Russell Midcap Value Index

Average Annual Total Returns (a) (for the periods ended October 31, 2023)
		Since Inception
	1 Year	(11/30/21)
Institutional Shares	1.29%	-1.24%
Russell Midcap Value Index	-3.56%	-5.71%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. Total returns for less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY SMIDCAP FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Quality
SMidCap Fund - Institutional Shares (a) versus the Russell 2500 Value Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
				Since Inception
	1 Year	5 Year	10 Year	(7/31/20)
Institutional Shares	1.42%	6.27%	5.73%	N/A
Ultra Shares	1.54%	N/A	N/A	10.34%
Russell 2500 Value Index	-4.94%	4.65%	5.90%	10.43%

(a)	The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY SMALLCAP FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Quality
SmallCap Fund - Institutional Shares (a) versus the Russell 2000 Value Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
				Since Inception	Since Inception
	1 Year	5 Year	10 Year	(9/3/19)	(3/31/20)
Institutional Shares	-0.92%	4.99%	6.68%	N/A	N/A
A Class Shares with sales charge	-5.02%	N/A	N/A	4.65%	N/A
A Class Shares without sales charge	-1.03%	N/A	N/A	5.68%	N/A
C Class Shares	-1.77%	N/A	N/A	4.92%	N/A
Ultra Shares	-0.83%	N/A	N/A	N/A	15.77%
Russell 2000 Value Index	-9.93%	3.26%	5.20%	5.31%	15.35%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 4.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares and Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY ALLCAP FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Quality
AllCap Fund - Institutional Shares (a) versus the Russell 3000 Value Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
		Since Inception
	1 Year	(9/30/21)
Institutional Shares	1.56%	1.11%
Ultra Shares	1.53%	1.12%
Russell 3000 Value Index	-0.48%	-1.49%

(a)	The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD TOTAL RETURN FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Total Return
Fund - Institutional Shares (a) versus the S&P 500 Index, Bloomberg U.S. Aggregate Value
Index and 60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
				Since Inception
	1 Year	5 Year	10 Year	(3/31/20)
Institutional Shares	2.22%	8.68%	7.80%	N/A
A Class Shares with sales charge	-1.09%	N/A	N/A	8.08%
A Class Shares without sales charge	2.00%	N/A	N/A	8.99%
C Class Shares	1.22%	N/A	N/A	8.29%
S&P 500 Index	10.14%	11.01%	11.18%	16.29%
Bloomberg U.S. Aggregate Bond Index	0.36%	-0.06%	0.88%	-3.87%
60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index	6.26%	6.83%	7.21%	8.08%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD INCOME OPPORTUNITY FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Income Opportunity
Fund - Institutional Shares (a) versus the S&P 500 Index, Bloomberg U.S. Aggregate Bond
Index and 40% S&P 500 Index / 60% Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
				Since Inception	Since Inception
	1 Year	5 Year	10 Year	(9/3/19)	(11/30/22)
Institutional Shares	2.35%	3.44%	4.09%	N/A	N/A
A Class Shares with sales charge	-0.85%	2.57%	3.52%	N/A	N/A
A Class Shares without sales charge	2.25%	3.20%	3.84%	N/A	N/A
C Class Shares	1.40%	N/A	N/A	0.91%	N/A
Ultra Shares	N/A	N/A	N/A	N/A	-2.47%
S&P 500 Index	10.14%	11.01%	11.18%	11.03%	4.31%
Bloomberg U.S. Aggregate Bond Index	0.36%	-0.06%	0.88%	-2.75%	-3.20%
40% S&P 500 Index / 60% Bloomberg U.S. Aggregate Bond Index	4.30%	4.61%	5.14%	2.90%	-0.14%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares and Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD HIGH INCOME FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood High Income
Fund - Institutional Shares (a) versus the S&P 500 Index, Bloomberg U.S. Aggregate Bond
Index and 80% Bloomberg U.S. Aggregate Bond Index / 20% S&P 500 Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
				Since Inception
	1 Year	5 Year	10 Year	(3/31/20)
Institutional Shares	4.27%	3.77%	3.08%	N/A
A Class Shares with sales charge	0.77%	2.89%	2.55%	N/A
A Class Shares without sales charge	3.91%	3.51%	2.86%	N/A
C Class Shares	3.34%	N/A	N/A	5.92%
S&P 500 Index	10.14%	11.01%	11.18%	16.29%
Bloomberg U.S. Aggregate Bond Index	0.36%	-0.06%	0.88%	-3.87%
80% Bloomberg U.S. Aggregate Bond Index / 20% S&P 500 Index	2.33%	2.31%	3.04%	0.06%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD ALTERNATIVE INCOME FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Alternative
Income Fund - Institutional Shares (a) versus the FTSE 1-Month U.S. Treasury Bill Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
			Since Inception	Since Inception
	1 Year	5 Year	(5/1/15)	(3/31/20)
Institutional Shares	4.48%	4.10%	3.11%	N/A
A Class Shares with sales charge	1.13%	N/A	N/A	3.14%
A Class Shares without sales charge	4.25%	N/A	N/A	4.02%
C Class Shares	3.57%	N/A	N/A	3.42%
Ultra Shares	4.50%	4.19%	3.21%	N/A
FTSE 1-Month U.S. Treasury Bill Index	4.85%	1.74%	1.31%	1.59%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares and Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD SALIENT GLOBAL REAL ESTATE FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Salient Global Real Estate
Fund - Institutional Shares (a) versus the FTSE EPRA/NAREIT Developed Index and the MSCI World Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
	10 Months (c)	1 Year	5 Year	10 Year
Institutional Shares	-5.22%	-0.36%	-0.98%	0.68%
A Class Shares with sales charge	-8.22%	-3.59%	-2.51%	-0.30%
A Class Shares without sales charge	-5.39%	-0.57%	-1.35%	0.29%
C Class Shares with CDSC	-6.96%	-2.31%	-1.91%	-0.29%
C Class Shares without CDSC	-6.03%	-1.34%	-1.91%	-0.29%
FTSE EPRA/NAREIT Developed Index	-9.43%	-6.03%	-1.46%	1.26%
MSCI World Index	8.34%	11.05%	8.82%	8.11%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

(c)	Not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD SALIENT SELECT INCOME FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Salient Select Income
Fund - Institutional Shares (a) versus the ICE BofA Fixed Rate Preferred Securities Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
	10 Months (c)	1 Year	5 Year	10 Year
Institutional Shares	0.81%	4.18%	1.61%	3.54%
A Class Shares with sales charge	-2.36%	0.83%	0.04%	2.54%
A Class Shares without sales charge	0.66%	3.93%	1.23%	3.15%
C Class Shares with CDSC	-0.98%	2.18%	0.64%	2.54%
C Class Shares without CDSC	-0.03%	3.15%	0.64%	2.54%
ICE BofA Fixed Rate Preferred Securities Index	0.04%	2.24%	1.30%	3.83%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

(c)	Not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD BROADMARK TACTICAL GROWTH FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Broadmark Tactical
Growth Fund - Institutional Shares (a) versus the HFRX Equity Hedge Index and the S&P 500 Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
	10 Months (c)	1 Year	5 Year	10 Year
Institutional Shares	1.27%	0.85%	3.19%	3.23%
A Class Shares with sales charge	-1.96%	-2.44%	1.57%	2.18%
A Class Shares without sales charge	1.07%	0.58%	2.78%	2.79%
C Class Shares with CDSC	-0.55%	-1.09%	2.20%	2.24%
C Class Shares without CDSC	0.45%	-0.12%	2.20%	2.24%
HFRX Equity Hedge Index	2.23%	2.89%	4.11%	2.64%
S&P 500 Index	10.69%	10.14%	11.01%	11.18%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

(c)	Not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD BROADMARK TACTICAL PLUS FUND (UNAUDITED)

Comparison of the Change in Value of a $100,000 Investment in Westwood Broadmark Tactical
Plus Fund - Institutional Shares (a) versus the HFRX Equity Hedge Index and the S&P 500 Index

Average Annual Total Returns (b) (for the periods ended October 31, 2023)
	10 Months (c)	1 Year	5 Year	10 Year
Institutional Shares	4.69%	4.94%	5.12%	4.61%
A Class Shares with sales charge	1.40%	1.57%	3.67%	3.78%
A Class Shares without sales charge	4.51%	4.73%	4.85%	4.37%
C Class Shares with CDSC	2.76%	2.94%	4.05%	3.58%
C Class Shares without CDSC	3.76%	3.90%	4.05%	3.58%
F Class Shares	4.94%	5.29%	5.43%	4.93%
HFRX Equity Hedge Index	2.23%	2.89%	4.11%	2.64%
S&P 500 Index	10.69%	10.14%	11.01%	11.18%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares and F Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

Institutional, A Class and C Class Shares of the Fund commenced operations on December 15, 2014. The returns prior to that date are those of an earlier iteration of the Fund, named Broadmark Tactical Plus Fund, which commenced operations on December 31, 2012. Performance for the period from December 31, 2012, to December 14, 2014, reflects the gross performance of the Investor Class shares of the predecessor fund adjusted to apply the fees and anticipated expenses of Institutional, A Class and C Class Shares of the Fund. All share classes of the Fund are invested in the same portfolio of securities and returns only differ to the extent that fees and expenses of the classes are different. In the reorganization, Investor Class and Institutional Class Shares of the Broadmark Tactical Fund were exchanged for Class F Shares of the Salient Tactical Plus Fund.

(c)	Not annualized.

WESTWOOD BROADMARK TACTICAL PLUS FUND (UNAUDITED)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY VALUE FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.0%
	Shares	Value
Communications — 2.0%
Internet Media & Services — 2.0%
Alphabet, Inc. - Class A (a)	30,289	$3,758,259

Consumer Discretionary — 4.8%
Leisure Facilities & Services — 1.8%
Domino’s Pizza, Inc.	10,046	3,405,493

Retail - Discretionary — 3.0%
Home Depot, Inc. (The)	12,546	3,571,721
O’Reilly Automotive, Inc. (a)	2,098	1,952,063
		5,523,784
Consumer Staples — 10.4%
Beverages — 1.9%
PepsiCo, Inc.	21,155	3,454,188

Food — 2.0%
Hershey Company (The)	19,614	3,674,683

Household Products — 2.8%
Church & Dwight Company, Inc.	39,369	3,580,217
Estee Lauder Companies, Inc. (The) - Class A	13,000	1,675,310
		5,255,527
Retail - Consumer Staples — 3.7%
Dollar General Corporation	17,429	2,074,748
Walmart, Inc.	29,196	4,770,919
		6,845,667
COMMON STOCKS — continued
	Shares	Value
Energy — 8.7%
Oil & Gas Producers — 8.7%
Chevron Corporation	29,879	$4,354,267
ConocoPhillips	31,979	3,799,105
EOG Resources, Inc.	35,970	4,541,212
Exxon Mobil Corporation	32,282	3,417,050
		16,111,634
Financials — 18.9%
Banking — 7.9%
Bank of America Corporation	215,999	5,689,414
JPMorgan Chase & Company	35,837	4,983,493
Wells Fargo & Company	99,326	3,950,195
		14,623,102
Institutional Financial Services — 2.5%
Goldman Sachs Group, Inc. (The)	15,213	4,618,819

Insurance — 8.5%
American International Group, Inc.	75,189	4,609,837
Arthur J. Gallagher & Company	16,602	3,909,605
Berkshire Hathaway, Inc. - Class B (a)	10,127	3,456,649
Progressive Corporation (The)	24,188	3,823,881
		15,799,972
Health Care — 15.6%
Biotech & Pharma — 5.4%
Gilead Sciences, Inc.	47,013	3,692,401
Johnson & Johnson	42,173	6,255,943
		9,948,344
Health Care Facilities & Services — 2.7%
UnitedHealth Group, Inc.	9,424	5,047,117

Medical Equipment & Devices — 7.5%
Abbott Laboratories	61,131	5,779,936
Becton, Dickinson & Company	18,452	4,664,297
Danaher Corporation	17,313	3,324,442
		13,768,675
Industrials — 9.3%
Commercial Support Services — 1.1%
Waste Management, Inc.	12,223	2,008,606

Diversified Industrials — 4.5%
Eaton Corporation plc	16,923	3,518,461
Honeywell International, Inc.	25,814	4,730,674
		8,249,135
Transportation & Logistics — 3.7%
FedEx Corporation	16,882	4,053,368
Union Pacific Corporation	13,746	2,853,807
		6,907,175

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY VALUE FUND
OCTOBER 31, 2023

COMMON STOCKS — continued
	Shares	Value
Real Estate — 6.7%
REITs — 6.7%
Prologis, Inc.	26,086	$2,628,164
Public Storage	14,308	3,415,463
Ventas, Inc.	65,844	2,795,736
VICI Properties, Inc.	129,763	3,620,388
		12,459,751
Technology — 15.4%
Semiconductors — 1.9%
Microchip Technology, Inc.	49,235	3,509,963

Software — 3.3%
Microsoft Corporation	17,814	6,023,092

Technology Hardware — 4.1%
Apple, Inc.	22,279	3,804,585
Motorola Solutions, Inc.	13,808	3,844,975
		7,649,560
Technology Services — 6.1%
Accenture plc - Class A	12,739	3,784,629
CACI International, Inc. - Class A (a)	11,506	3,736,689
Visa, Inc. - Class A	16,270	3,825,077
		11,346,395
Utilities — 6.2%
Electric Utilities — 6.2%
DTE Energy Company	38,902	3,749,375
NextEra Energy, Inc.	64,416	3,755,453
WEC Energy Group, Inc.	48,411	3,940,171
		11,444,999
Total Common Stocks
(Cost $146,197,952)		$181,433,940
MONEY MARKET FUNDS — 2.1%
	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 5.09% (b)
(Cost $3,973,390)	3,973,390	$3,973,390

Investments at Value — 100.1%
(Cost $150,171,342)		$185,407,330

Liabilities in Excess of Other Assets — (0.1%)		(184,570)

Net Assets — 100.0%		$185,222,760

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.6%
	Shares	Value
Consumer Discretionary — 10.9%
Home Construction — 3.9%
Armstrong World Industries, Inc.	203	$15,406
Masonite International Corporation (a)	271	21,447
PulteGroup, Inc.	309	22,739
		59,592
Leisure Facilities & Services — 1.6%
Texas Roadhouse, Inc.	247	25,080

Retail - Discretionary — 5.4%
Academy Sports & Outdoors, Inc.	649	29,101
Bath & Body Works, Inc.	479	14,202
O’Reilly Automotive, Inc. (a)	26	24,192
Ulta Beauty, Inc. (a)	38	14,490
		81,985
Consumer Staples — 6.8%
Food — 2.7%
McCormick & Company, Inc.	646	41,279

Household Products — 2.1%
Church & Dwight Company, Inc.	347	31,556

Retail - Consumer Staples — 2.0%
BJ’s Wholesale Club Holdings, Inc. (a)	446	30,382
COMMON STOCKS — continued
	Shares	Value
Energy — 8.2%
Oil & Gas Producers — 8.2%
Chord Energy Corporation	234	$38,685
Diamondback Energy, Inc.	258	41,363
EOG Resources, Inc.	236	29,795
SM Energy Company	375	15,120
		124,963
Financials — 16.0%
Banking — 4.6%
Atlantic Union Bankshares Corporation	822	23,682
Cullen/Frost Bankers, Inc.	251	22,838
Glacier Bancorp, Inc.	773	23,337
		69,857
Institutional Financial Services — 3.1%
Intercontinental Exchange, Inc.	215	23,099
Piper Sandler Companies	176	24,614
		47,713
Insurance — 8.3%
American International Group, Inc.	759	46,534
Arthur J. Gallagher & Company	173	40,740
Everest Group Ltd.	59	23,342
Progressive Corporation (The)	99	15,651
		126,267
Health Care — 7.6%
Health Care Facilities & Services — 1.1%
McKesson Corporation	39	17,759

Medical Equipment & Devices — 6.5%
Avantor, Inc. (a)	1,573	27,417
Cooper Companies, Inc. (The)	98	30,551
ICU Medical, Inc. (a)	176	17,259
Zimmer Biomet Holdings, Inc.	226	23,597
		98,824
Industrials — 8.9%
Aerospace & Defense — 2.0%
Mercury Systems, Inc. (a)	859	30,907

Electrical Equipment — 1.3%
Littelfuse, Inc.	95	20,584

Industrial Intermediate Products — 1.5%
Timken Company (The)	321	22,187

Machinery — 4.1%
AGCO Corporation	271	31,073
Albany International Corporation - Class A	377	30,767
		61,840

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
OCTOBER 31, 2023

COMMON STOCKS — continued
	Shares	Value
Materials — 12.0%
Chemicals — 3.9%
Axalta Coating Systems Ltd. (a)	1,136	$29,797
CF Industries Holdings, Inc.	381	30,396
		60,193
Construction Materials — 2.5%
Eagle Materials, Inc.	88	13,544
Summit Materials, Inc. - Class A (a)	734	24,149
		37,693
Containers & Packaging — 4.0%
Crown Holdings, Inc.	373	30,064
WestRock Company	858	30,828
		60,892
Forestry, Paper & Wood Products — 1.6%
Boise Cascade Company	254	23,812

Real Estate — 10.8%
REITs — 10.8%
Americold Realty Trust, Inc.	611	16,020
National Storage Affiliates Trust	759	21,647
Realty Income Corporation	604	28,618
Ventas, Inc.	964	40,931
VICI Properties, Inc.	1,025	28,597
Weyerhaeuser Company	1,020	29,264
		165,077
Technology — 7.8%
Semiconductors — 3.4%
Lattice Semiconductor Corporation (a)	277	15,404
Microchip Technology, Inc.	511	36,429
		51,833
Technology Services — 4.4%
Amdocs Ltd.	370	29,659
CACI International, Inc. - Class A (a)	118	38,322
		67,981
COMMON STOCKS — continued
	Shares	Value
Utilities — 9.6%
Electric Utilities — 9.6%
Alliant Energy Corporation	803	$39,178
CMS Energy Corporation	717	38,962
DTE Energy Company	383	36,914
Evergy, Inc.	627	30,811
		145,865
Total Common Stocks
(Cost $1,558,353)		$1,504,121

MONEY MARKET FUNDS — 2.5%
First American Treasury Obligations Fund - Class X, 5.27% (b)
(Cost $38,270)	38,270	$38,270

Investments at Value — 101.1%
(Cost $1,596,623)		$1,542,391

Liabilities in Excess of Other Assets — (1.1%)		(16,070)

Net Assets — 100.0%		$1,526,321

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 97.8%
	Shares	Value
Communications — 2.5%
Telecommunications — 2.5%
Cogent Communications Holdings, Inc.	21,962	$1,427,091
DigitalBridge Group, Inc.	357,167	5,661,097
		7,088,188
Consumer Discretionary — 10.0%
Apparel & Textile Products — 1.6%
Deckers Outdoor Corporation (a)	7,602	4,538,850

Home Construction — 0.9%
Masonite International Corporation (a)	33,697	2,666,781

Leisure Facilities & Services — 3.9%
Domino’s Pizza, Inc.	16,259	5,511,638
Texas Roadhouse, Inc.	55,016	5,586,325
		11,097,963
Retail - Discretionary — 3.6%
Academy Sports & Outdoors, Inc.	101,297	4,542,157
Lithia Motors, Inc.	22,751	5,510,520
		10,052,677
Consumer Staples — 3.0%
Food — 2.0%
J & J Snack Foods Corporation	36,973	5,790,341

Retail - Consumer Staples — 1.0%
BJ’s Wholesale Club Holdings, Inc. (a)	40,623	2,767,239
COMMON STOCKS — continued
	Shares	Value
Energy — 7.9%
Oil & Gas Producers — 6.9%
Chord Energy Corporation	42,996	$7,108,099
Diamondback Energy, Inc.	34,065	5,461,301
Northern Oil and Gas, Inc.	180,272	6,911,628
		19,481,028
Oil & Gas Services & Equipment — 1.0%
Weatherford International plc (a)	30,212	2,812,435

Financials — 17.3%
Asset Management — 1.0%
Blue Owl Capital, Inc.	219,522	2,706,706

Banking — 9.6%
Atlantic Union Bankshares Corporation	198,887	5,729,935
Cullen/Frost Bankers, Inc.	63,651	5,791,605
Glacier Bancorp, Inc.	100,555	3,035,755
Seacoast Banking Corporation of Florida	132,352	2,674,834
Texas Capital Bancshares, Inc. (a)	78,824	4,340,049
Wintrust Financial Corporation	75,830	5,663,743
		27,235,921
Institutional Financial Services — 2.0%
Piper Sandler Companies	41,321	5,778,742

Insurance — 4.7%
BRP Group, Inc. - Class A (a)	132,136	2,765,606
International General Insurance Holdings Ltd.	374,497	4,115,722
RenaissanceRe Holdings Ltd.	28,474	6,252,606
		13,133,934
Health Care — 8.8%
Biotech & Pharma — 1.9%
Prestige Consumer Healthcare, Inc. (a)	91,290	5,418,974

Health Care Facilities & Services — 1.0%
Premier, Inc. - Class A	152,725	2,935,375

Medical Equipment & Devices — 5.9%
Avantor, Inc. (a)	325,433	5,672,297
Cooper Companies, Inc. (The)	8,643	2,694,455
ICU Medical, Inc. (a)	27,208	2,668,017
Integer Holdings Corporation (a)	68,653	5,572,564
		16,607,333

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
OCTOBER 31, 2023

COMMON STOCKS — continued
	Shares	Value
Industrials — 13.9%
Aerospace & Defense — 4.8%
Hexcel Corporation	40,714	$2,521,011
Mercury Systems, Inc. (a)	145,317	5,228,506
Moog, Inc. - Class A	48,745	5,656,857
		13,406,374
Electrical Equipment — 4.7%
Hubbell, Inc.	19,609	5,296,391
Littelfuse, Inc.	23,469	5,085,028
Veritiv Holdings Company	76,527	3,005,215
		13,386,634
Machinery — 3.4%
AGCO Corporation	36,496	4,184,631
Albany International Corporation - Class A	67,718	5,526,466
		9,711,097
Transportation Equipment — 1.0%
TFI International, Inc.	25,411	2,810,965

Materials — 13.6%
Chemicals — 3.9%
Axalta Coating Systems Ltd. (a)	214,790	5,633,941
Ecovyst, Inc. (a)	588,584	5,414,973
		11,048,914
Construction Materials — 4.1%
Eagle Materials, Inc.	36,440	5,608,481
Summit Materials, Inc. - Class A (a)	177,496	5,839,618
		11,448,099
Containers & Packaging — 1.9%
WestRock Company	153,125	5,501,781

Forestry, Paper & Wood Products — 1.6%
Boise Cascade Company	46,955	4,402,031

Metals & Mining — 2.1%
Encore Wire Corporation	33,966	6,074,140

Real Estate — 8.8%
REITs — 8.8%
Americold Realty Trust, Inc.	220,143	5,772,150
COPT Defense Properties	246,718	5,625,170
PotlatchDeltic Corporation	71,025	3,043,421
Rexford Industrial Realty, Inc.	129,062	5,580,641
Urban Edge Properties	306,381	4,859,203
		24,880,585
COMMON STOCKS — continued
	Shares	Value
Technology — 6.9%
Semiconductors — 1.8%
Amkor Technology, Inc.	98,734	$2,059,591
Rambus, Inc. (a)	53,905	2,928,659
		4,988,250
Technology Services — 5.1%
Amdocs Ltd.	33,920	2,719,027
CACI International, Inc. - Class A (a)	18,054	5,863,217
Science Applications International Corporation	53,227	5,814,518
		14,396,762
Utilities — 5.1%
Electric Utilities — 5.1%
Alliant Energy Corporation	116,653	5,691,500
IDACORP, Inc.	61,628	5,836,788
NorthWestern Corporation	57,427	2,757,070
		14,285,358
Total Common Stocks
(Cost $261,626,421)		$276,453,477

MONEY MARKET FUNDS — 2.7%
SEI Daily Income Trust, Government Fund - Class F, 5.09% (b)
(Cost $7,498,474)	7,498,474	$7,498,474

Investments at Value — 100.5%
(Cost $269,124,895)		$283,951,951

Liabilities in Excess of Other Assets — (0.5%)		(1,490,809)

Net Assets — 100.0%		$282,461,142

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.7%
	Shares	Value
Communications — 0.6%
Telecommunications — 0.6%
Cogent Communications Holdings, Inc.	101,895	$6,621,137

Consumer Discretionary — 10.3%
Home Construction — 3.1%
Century Communities, Inc.	179,103	11,014,834
Masonite International Corporation (a)	268,925	21,282,725
		32,297,559
Leisure Facilities & Services — 3.0%
Chuy’s Holdings, Inc. (a)	309,454	10,416,222
Papa John’s International, Inc.	323,692	21,046,454
		31,462,676
Retail - Discretionary — 4.2%
Academy Sports & Outdoors, Inc.	495,218	22,205,575
Monro, Inc.	450,971	11,193,100
Sonic Automotive, Inc. - Class A	205,222	9,819,873
		43,218,548
Consumer Staples — 4.1%
Beverages — 1.0%
Duckhorn Portfolio, Inc. (The) (a)	1,004,397	10,475,861

Food — 2.1%
J & J Snack Foods Corporation	137,262	21,496,602

Household Products — 1.0%
Central Garden & Pet Company - Class A (a)	269,680	10,703,599
COMMON STOCKS — continued
	Shares	Value
Energy — 8.7%
Oil & Gas Producers — 7.6%
Enerplus Corporation	1,216,440	$20,570,000
Northern Oil and Gas, Inc.	556,140	21,322,408
Sitio Royalties Corporation - Class A	873,050	21,581,796
SM Energy Company	387,487	15,623,476
		79,097,680
Oil & Gas Services & Equipment — 1.1%
Weatherford International plc (a)	116,227	10,819,571

Financials — 23.4%
Banking — 16.2%
Atlantic Union Bankshares Corporation	745,712	21,483,963
Banner Corporation	266,614	11,253,777
City Holding Company	228,923	20,781,630
First Bancorp	747,691	21,697,993
National Bank Holdings Corporation - Class A	403,833	12,591,513
Provident Financial Services, Inc.	699,351	9,825,882
Renasant Corporation	797,375	19,447,976
Seacoast Banking Corporation of Florida	1,010,340	20,418,971
Triumph Financial, Inc. (a)	334,329	20,811,980
Veritex Holdings, Inc.	580,950	10,003,959
		168,317,644
Institutional Financial Services — 3.9%
Moelis & Company - Class A	475,399	19,795,614
Piper Sandler Companies	152,333	21,303,770
		41,099,384
Insurance — 3.3%
AMERISAFE, Inc.	205,756	10,487,383
BRP Group, Inc. - Class A (a)	688,144	14,402,854
Skyward Specialty Insurance Group, Inc. (a)	319,364	8,990,097
		33,880,334
Health Care — 9.2%
Biotech & Pharma — 2.0%
Prestige Consumer Healthcare, Inc. (a)	345,520	20,510,067

Health Care Facilities & Services — 1.9%
Patterson Companies, Inc.	667,102	20,319,927

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
OCTOBER 31, 2023

COMMON STOCKS — continued
	Shares	Value
Health Care — continued
Medical Equipment & Devices — 5.3%
Avanos Medical, Inc. (a)	784,645	$14,406,082
CONMED Corporation	217,157	21,164,121
Merit Medical Systems, Inc. (a)	286,124	19,668,164
		55,238,367
Industrials — 15.2%
Aerospace & Defense — 3.0%
Mercury Systems, Inc. (a)	268,732	9,668,977
Moog, Inc. - Class A	188,754	21,904,902
		31,573,879
Commercial Support Services — 1.0%
Legalzoom.com, Inc. (a)	996,151	9,931,626

Engineering & Construction — 2.1%
Comfort Systems USA, Inc.	119,574	21,744,532

Industrial Intermediate Products — 1.0%
AZZ, Inc.	225,875	10,677,111

Machinery — 6.0%
Alamo Group, Inc.	131,909	21,145,013
Albany International Corporation - Class A	251,002	20,484,273
Federal Signal Corporation	353,225	20,501,179
		62,130,465
Transportation & Logistics — 2.1%
ArcBest Corporation	203,584	22,166,226

Materials — 9.3%
Chemicals — 4.2%
Ecovyst, Inc. (a)	1,109,161	10,204,281
Innospec, Inc.	118,367	11,599,966
Stepan Company	285,338	21,343,283
		43,147,530
Construction Materials — 1.1%
Summit Materials, Inc. - Class A (a)	341,856	11,247,062

Forestry, Paper & Wood Products — 2.0%
Boise Cascade Company	221,058	20,724,187

Metals & Mining — 2.0%
Encore Wire Corporation	119,160	21,309,383
COMMON STOCKS — continued
	Shares	Value
Real Estate — 12.3%
REITs — 12.3%
COPT Defense Properties	932,137	$21,252,724
Easterly Government Properties, Inc.	967,843	10,413,991
Four Corners Property Trust, Inc.	998,003	21,257,464
Plymouth Industrial REIT, Inc.	1,040,008	20,737,760
PotlatchDeltic Corporation	472,930	20,265,050
Sunstone Hotel Investors, Inc.	1,119,348	10,409,936
Urban Edge Properties	1,450,661	23,007,483
		127,344,408
Technology — 1.5%
Technology Hardware — 1.5%
Viavi Solutions, Inc. (a)	2,048,522	15,937,501

Utilities — 4.1%
Electric Utilities — 4.1%
Avista Corporation	670,956	21,262,596
NorthWestern Corporation	436,652	20,963,662
		42,226,258
Total Common Stocks
(Cost $1,008,732,860)		$1,025,719,124

MONEY MARKET FUNDS — 1.9%
SEI Daily Income Trust, Government Fund - Class F, 5.09% (b)
(Cost $20,097,610)	20,097,610	$20,097,610

Investments at Value — 100.6%
(Cost $1,028,830,470)		$1,045,816,734

Liabilities in Excess of Other Assets — (0.6%)		(6,710,547)

Net Assets — 100.0%		$1,039,106,187

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.
The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.4%
	Shares	Value
Communications — 2.9%
Internet Media & Services — 2.0%
Alphabet, Inc. - Class A (a)	3,253	$403,632

Telecommunications — 0.9%
DigitalBridge Group, Inc.	12,269	194,464

Consumer Discretionary — 4.7%
Leisure Facilities & Services — 1.7%
Papa John’s International, Inc.	5,337	347,012

Retail - Discretionary — 3.0%
O’Reilly Automotive, Inc. (a)	447	415,906
Ulta Beauty, Inc. (a)	522	199,044
		614,950
Consumer Staples — 6.9%
Beverages — 2.1%
PepsiCo, Inc.	2,634	430,080

Household Products — 2.2%
Church & Dwight Company, Inc.	4,823	438,604

Retail - Consumer Staples — 2.6%
Walmart, Inc.	3,274	535,004

Energy — 8.6%
Oil & Gas Producers — 8.6%
Chevron Corporation	3,760	547,945
ConocoPhillips	3,444	409,147
COMMON STOCKS — continued
	Shares	Value
Energy — continued
Diamondback Energy, Inc.	2,481	$397,754
EOG Resources, Inc.	3,120	393,900
		1,748,746
Financials — 17.2%
Banking — 8.6%
Bank of America Corporation	18,985	500,065
Glacier Bancorp, Inc.	8,628	260,479
JPMorgan Chase & Company	2,892	402,162
Wells Fargo & Company	14,857	590,863
		1,753,569
Institutional Financial Services — 1.9%
Goldman Sachs Group, Inc. (The)	1,256	381,334

Insurance — 6.7%
Chubb Ltd.	2,251	483,110
Everest Group Ltd.	1,037	410,258
International General Insurance Holdings Ltd.	23,567	259,001
Progressive Corporation (The)	1,321	208,837
		1,361,206
Health Care — 15.4%
Biotech & Pharma — 5.5%
Gilead Sciences, Inc.	6,675	524,255
Johnson & Johnson	3,951	586,091
		1,110,346
Health Care Facilities & Services — 2.2%
UnitedHealth Group, Inc.	840	449,870

Medical Equipment & Devices — 7.7%
Abbott Laboratories	4,276	404,296
Becton, Dickinson & Company	1,589	401,667
Cooper Companies, Inc. (The)	1,273	396,858
Danaher Corporation	1,891	363,110
		1,565,931
Industrials — 13.4%
Aerospace & Defense — 4.3%
L3Harris Technologies, Inc.	2,531	454,087
Mercury Systems, Inc. (a)	11,828	425,571
		879,658
Diversified Industrials — 1.5%
Honeywell International, Inc.	1,702	311,908

Electrical Equipment — 1.8%
Littelfuse, Inc.	1,686	365,306

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
OCTOBER 31, 2023

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Machinery — 3.9%
AGCO Corporation	3,524	$404,062
Albany International Corporation - Class A	4,620	377,038
		781,100
Transportation & Logistics — 1.9%
FedEx Corporation	1,599	383,920

Materials — 8.2%
Chemicals — 3.7%
Axalta Coating Systems Ltd. (a)	13,610	356,990
Ecovyst, Inc. (a)	43,208	397,514
		754,504
Construction Materials — 1.0%
Summit Materials, Inc. - Class A (a)	6,123	201,446

Containers & Packaging — 2.6%
WestRock Company	14,771	530,722

Metals & Mining — 0.9%
Livent Corporation (a)	12,059	175,941

Real Estate — 5.3%
REITs — 5.3%
Americold Realty Trust, Inc.	13,962	366,083
Ventas, Inc.	7,517	319,172
VICI Properties, Inc.	14,020	391,158
		1,076,413
Technology — 9.4%
Semiconductors — 1.0%
Rambus, Inc. (a)	3,847	209,008

Software — 2.2%
Microsoft Corporation	1,313	443,938

Technology Hardware — 2.1%
Motorola Solutions, Inc.	1,569	436,904

Technology Services — 4.1%
Accenture plc - Class A	1,358	403,448
CACI International, Inc. - Class A (a)	1,318	428,034
		831,482
COMMON STOCKS — continued
	Shares	Value
Utilities — 6.4%
Electric Utilities — 6.4%
CMS Energy Corporation	8,510	$462,434
IDACORP, Inc.	3,306	313,111
WEC Energy Group, Inc.	6,362	517,803
		1,293,348
Total Common Stocks
(Cost $20,410,713)		$20,010,346

MONEY MARKET FUNDS — 1.6%
First American Treasury Obligations Fund - Class X, 5.27% (b)
(Cost $333,387)	333,387	$333,387

Investments at Value — 100.0%
(Cost $20,744,100)		$20,343,733

Other Assets in Excess of Liabilities — 0.0% (c)		6,597

Net Assets — 100.0%		$20,350,330

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 4.8%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 1.1%
U.S. Treasury Bonds	2.875%	05/15/52	$375,000	$252,231
U.S. Treasury Bonds	3.000%	08/15/52	1,500,000	1,036,934
				1,289,165
U.S. Treasury Notes — 3.7%
U.S. Treasury Notes	4.625%	09/30/28	895,000	887,239
U.S. Treasury Notes	4.625%	09/30/30	1,380,000	1,358,437
U.S. Treasury Notes	3.875%	08/15/33	2,005,000	1,849,926
				4,095,602
Total U.S. Government & Agencies
(Cost $5,793,372)				$5,384,767

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%
Federal Home Loan Mortgage Corporation — 1.5%
FHLMC, Pool #SD8275	4.500%	12/01/52	$623,893	$558,395
FHLMC, Pool #SD8288	5.000%	01/01/53	613,796	566,551
FHLMC, Pool #SD2605	5.500%	04/01/53	610,965	580,117
				1,705,063
Federal National Mortgage Association — 0.5%
FNMA, Pool #FS3394	4.000%	10/01/52	654,366	566,732
Total Collateralized Mortgage Obligations
(Cost $2,438,480)				$2,271,795

CONVERTIBLE BONDS — 6.2%
Consumer Discretionary — 0.6%
Live Nation Entertainment, Inc., 144A	3.125%	01/15/29	$630,000	$632,520

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2023

CONVERTIBLE BONDS — continued
	Coupon	Maturity	Par Value	Value
Health Care — 1.3%
CONMED Corporation	2.625%	02/01/24	$810,000	$902,340
Integer Holdings Corporation, 144A	2.125%	02/15/28	555,000	608,700
				1,511,040
Real Estate — 0.9%
Corporate Office Properties, L.P., 144A	5.250%	09/15/28	1,000,000	980,500

Technology — 2.6%
Akamai Technologies, Inc.	0.125%	05/01/25	775,000	896,922
MongoDB, Inc.	0.250%	01/15/26	550,000	936,925
Ziff Davis, Inc.	1.750%	11/01/26	1,182,000	1,063,209
				2,897,056
Utilities — 0.8%
NextEra Energy Partners, L.P., 144A	2.500%	06/15/26	1,000,000	862,000

Total Convertible Bonds
(Cost $6,723,290)				$6,883,116

CORPORATE BONDS — 33.7%
Communications — 1.9%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$465,000	$391,488
Charter Communications Operating, LLC	6.384%	10/23/35	350,000	317,179
Cogent Communications Group, Inc., 144A	7.000%	06/15/27	500,000	472,500
RenaissanceRe Holdings Ltd.	5.750%	06/05/33	1,040,000	958,818
				2,139,985
Consumer Discretionary — 2.3%
Darden Restaurants, Inc.	4.550%	02/15/48	690,000	505,566
Ford Motor Credit Company, LLC	7.450%	07/16/31	485,000	490,329
General Motors Financial Company, Inc.	2.350%	01/08/31	550,000	410,079
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,110,000	1,158,606
				2,564,580
Consumer Staples — 1.1%
Pilgrim’s Pride Corporation	6.250%	07/01/33	740,000	680,519
Vector Group Ltd., 144A	5.750%	02/01/29	700,000	593,431
				1,273,950
Energy — 4.9%
Civitas Resources, Inc., 144A	8.375%	07/01/28	50,000	50,292
Diamondback Energy, Inc.	4.400%	03/24/51	900,000	642,826
Earthstone Energy Holdings, LLC, 144A	9.875%	07/15/31	1,000,000	1,076,904
Energy Transfer, L.P., Series G (H15T5Y + 531) (a)(b)	7.125%	05/15/65	985,000	828,781
MPLX,L.P.	4.950%	09/01/32	850,000	756,169
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	825,000	804,820
Sempra Energy	5.500%	08/01/33	935,000	871,578
TransCanada Trust	5.600%	03/07/82	590,000	455,346
				5,486,716

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2023

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Financials — 8.6%
Aircastle Ltd., 144A	5.250%	08/11/25	$510,000	$496,450
Ally Financial, Inc.	6.992%	06/13/29	700,000	669,394
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	480,000	449,515
Ares Capital Corporation	7.000%	01/15/27	995,000	991,577
Avolon Holdings Funding Ltd., 144A	2.750%	02/21/28	1,500,000	1,255,632
Bank of America Corporation, Series N (TSFR3M + 157) (a)	4.271%	07/23/29	470,000	427,929
Barclays plc	7.385%	11/02/28	650,000	657,404
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	691,000	590,076
HSBC Holdings plc	6.547%	06/20/34	790,000	735,899
HSBC Holdings plc (b)	8.000%	12/31/49	695,000	681,969
Intesa Sanpaolo S.p.A., 144A	7.778%	06/20/54	430,000	374,627
Lincoln National Corporation	3.400%	03/01/32	555,000	417,135
Lincoln National Corporation (b)	9.250%	12/31/49	400,000	402,659
National Australia Bank Ltd., 144A	6.429%	01/12/33	590,000	561,609
NatWest Group plc	5.516%	09/30/28	900,000	861,510
				9,573,385
Health Care — 2.6%
Bausch Health Companies, Inc., 144A	5.500%	11/01/25	1,000,000	862,500
Community Health Systems, Inc., 144A	5.250%	05/15/30	700,000	498,141
Flex Ltd.	6.000%	01/15/28	930,000	921,055
Fresenius Medical Care US Finance III, Inc., 144A	3.000%	12/01/31	810,000	564,243
				2,845,939
Industrials — 2.5%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	800,800	687,431
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	791,250
GEO Group, Inc. (The)	10.500%	06/30/28	1,000,000	997,500
United Airlines, Inc., Series 2023-1	5.800%	07/15/36	280,000	263,257
				2,739,438
Materials — 1.8%
Livent Corporation	4.125%	07/15/25	460,000	794,880
SSR Mining, Inc.	2.500%	04/01/39	1,155,000	1,187,340
				1,982,220
Real Estate — 1.7%
Iron Mountain, Inc., 144A	5.000%	07/15/28	730,000	653,279
Kimco Realty Corporation	4.600%	02/01/33	575,000	497,961
MPT Operating Partnership, L.P.	4.625%	08/01/29	1,125,000	778,817
				1,930,057
Technology — 4.1%
Dell International, LLC / EMC Corporation	5.750%	02/01/33	910,000	861,840
MPH Acquisition Holdings, LLC, 144A	5.500%	09/01/28	1,100,000	935,352
NICE Ltd.	0.000%	09/15/25	1,040,000	920,400
Oracle Corporation	6.900%	11/09/52	395,000	391,602
TIBCO Software, Inc., 144A	6.500%	03/31/29	1,000,000	877,721
Verisk Analytics, Inc.	5.750%	04/01/33	585,000	561,861
				4,548,776

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2023

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Utilities — 2.2%
Consolidated Edison Company, Inc.	3.850%	06/15/46	$1,069,000	$728,628
NextEra Energy Capital Holdings, Inc.	5.000%	07/15/32	1,010,000	919,675
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	1,000,000	785,023
				2,433,326
Total Corporate Bonds
(Cost $40,390,780)				$37,518,372

FOREIGN GOVERNMENTS — 0.7%
Republic of South Africa Government Bonds (Cost $885,000)	5.875%	04/20/32	$885,000	$746,559

COMMON STOCKS — 48.9%
	Shares	Value
Communications - 1.9%
Internet Media & Services — 1.9%
Alphabet, Inc. - Class C (c)	7,381	$924,840
Netflix, Inc.(c)	2,816	1,159,319
		2,084,159
Consumer Discretionary — 4.7%
Automotive — 0.5%
Harley-Davidson, Inc.	22,135	594,325

E-Commerce Discretionary — 0.7%
Amazon.com, Inc. (c)	6,020	801,202

Home Construction — 0.6%
Toll Brothers, Inc.	9,489	670,967

Leisure Facilities & Services — 1.9%
McDonald’s Corporation	5,237	1,372,984
Six Flags Entertainment Corporation (c)	34,176	680,103
		2,053,087
Retail - Discretionary — 1.0%
Lowe’s Companies, Inc.	5,813	1,107,783

Consumer Staples — 2.4%
Retail - Consumer Staples — 2.4%
Costco Wholesale Corporation	2,153	1,189,403
Walmart, Inc.	9,090	1,485,397
		2,674,800
Energy — 4.0%
Oil & Gas Producers — 3.9%
Devon Energy Corporation	29,517	1,374,606
Energy Transfer, L.P.	195,299	2,568,182
Petroleo Brasileiro S.A. - ADR	28,735	431,025
		4,373,813
COMMON STOCKS — continued
	Shares	Value
Energy — continued
Oil & Gas Services & Equipment — 0.1%
Atlas Energy Solutions, Inc. (c)	3,137	$57,125

Financials — 7.8%
Asset Management — 0.8%
Charles Schwab Corporation (The)	15,925	828,737

Banking — 4.4%
JPMorgan Chase & Company	18,149	2,523,800
Texas Capital Bancshares, Inc. (c)	29,137	1,604,283
Wells Fargo & Company	19,363	770,067
		4,898,150
Institutional Financial Services — 1.0%
Goldman Sachs Group, Inc. (The)	3,683	1,118,196

Insurance — 1.6%
Chubb Ltd.	4,532	972,658
Progressive Corporation (The)	5,408	854,950
		1,827,608
Health Care — 5.2%
Biotech & Pharma — 4.7%
Amgen, Inc.	6,268	1,602,728
Bristol-Myers Squibb Company	22,527	1,160,816
Gilead Sciences, Inc.	24,231	1,903,103
Johnson & Johnson	3,670	544,408
		5,211,055
Medical Equipment & Devices — 0.5%
Medtronic plc	7,829	552,414

Industrials — 3.9%
Aerospace & Defense — 1.3%
Lockheed Martin Corporation	3,284	1,493,038

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2023

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Diversified Industrials — 0.8%
Honeywell International, Inc.	4,716	$864,254

Machinery — 1.0%
Deere & Company	2,884	1,053,698

Transportation & Logistics — 0.8%
FedEx Corporation	3,925	942,393

Materials — 2.5%
Metals & Mining — 2.5%
Barrick Gold Corporation	38,318	612,322
Freeport-McMoRan, Inc.	42,782	1,445,176
Glencore plc - ADR	73,279	770,162
		2,827,660
Real Estate — 1.6%
REITs — 1.6%
NNN REIT, Inc.	32,548	1,182,469
VICI Properties, Inc.	22,285	621,751
		1,804,220
Technology — 13.9%
Semiconductors — 3.0%
ASML Holding N.V.	1,884	1,128,158
Rambus, Inc. (c)	14,835	805,985
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	16,293	1,406,249
		3,340,392
Software — 5.3%
Microsoft Corporation	14,630	4,946,549
Workday, Inc. - Class A (c)	4,181	885,160
		5,831,709
Technology Hardware — 4.3%
Apple, Inc.	28,152	4,807,517

Technology Services — 1.3%
International Business Machines Corporation	6,189	895,177
PayPal Holdings, Inc. (c)	11,380	589,484
		1,484,661
Utilities — 1.0%
Electric Utilities — 1.0%
WEC Energy Group, Inc.	13,875	1,129,286

Total Common Stocks
(Cost $47,252,043)		$54,432,249
EXCHANGE-TRADED FUNDS — 1.2%
	Shares	Value
JPMorgan Nasdaq Equity Premium Income ETF (Cost $1,224,673)	29,083	$1,342,471

PREFERRED STOCKS — 0.7%
Utilities — 0.7%
Electric Utilities — 0.7%
AES Corporation (The), 6.88%, 02/15/2024 (Cost $1,226,173)	12,250	$738,430

MONEY MARKET FUNDS — 0.6%
SEI Daily Income Trust, Government Fund - Class F, 5.09% (d)
(Cost $641,017)	641,017	$641,017

Investments at Value — 98.8%
(Cost $106,574,828)		$109,958,776

Other Assets in Excess of Liabilities — 1.2%		1,313,049

Net Assets — 100.0%		$111,271,825

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $16,542,156 as of October 31, 2023, representing 14.9% of net assets.

ADR - American Depositary Receipt

N.V. - Naamloze Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

S.p.A. - Societa per azioni

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security has a perpetual maturity date.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 12.4%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Bills (a) — 0.7%
U.S. Treasury Bills	5.381%	11/28/23	$3,575,000	$3,560,829

U.S. Treasury Bonds — 5.3%
U.S. Treasury Bonds	4.000%	11/15/42	4,875,000	4,154,414
U.S. Treasury Bonds	3.875%	05/15/43	4,750,000	3,966,250
U.S. Treasury Bonds	4.375%	08/15/43	5,250,000	4,706,953
U.S. Treasury Bonds	4.000%	11/15/52	5,180,000	4,361,115
U.S. Treasury Bonds	3.625%	02/15/53	5,000,000	3,926,562
U.S. Treasury Bonds	3.625%	05/15/53	5,000,000	3,928,125
U.S. Treasury Bonds	4.125%	08/15/53	2,480,000	2,137,838
				27,181,257
U.S. Treasury Notes — 6.4%
U.S. Treasury Notes	4.750%	07/31/25	3,100,000	3,079,293
U.S. Treasury Notes	5.000%	09/30/25	2,835,000	2,829,795
U.S. Treasury Notes	4.125%	09/30/27	3,730,000	3,631,796
U.S. Treasury Notes	4.125%	10/31/27	3,660,000	3,561,924
U.S. Treasury Notes	4.375%	08/31/28	3,610,000	3,542,595
U.S. Treasury Notes	4.625%	09/30/28	3,535,000	3,504,345
U.S. Treasury Notes	4.125%	11/15/32	4,560,000	4,305,459
U.S. Treasury Notes	3.375%	05/15/33	4,530,000	4,015,420
U.S. Treasury Notes	3.875%	08/15/33	4,340,000	4,004,328
				32,474,955
Total U.S. Government & Agencies
(Cost $64,758,553)				$63,217,041

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2023

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.3%
	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 2.3%
FHLMC, Pool #SD8275	4.500%	12/01/52	$2,833,712	$2,536,224
FHLMC, Pool #SD8288	5.000%	01/01/53	2,778,734	2,564,849
FHLMC, Pool #SD2605	5.500%	04/01/53	2,770,991	2,631,083
FHLMC, Pool #SD8363	6.000%	09/01/53	3,817,585	3,719,309
				11,451,465
Federal National Mortgage Association — 2.0%
FNMA, Pool #FS3394	4.000%	10/01/52	2,978,831	2,579,898
FNMA, Pool #MA5172	7.000%	10/01/53	3,818,679	3,861,534
FNMA, Pool #MA5192	6.500%	11/01/53	3,890,000	3,869,191
				10,310,623
Total Collateralized Mortgage Obligations
(Cost $22,611,156)				$21,762,088

CONVERTIBLE BONDS — 4.2%
Communications — 0.5%
Snap, Inc.	0.125%	03/01/28	$3,439,000	$2,329,923

Consumer Discretionary — 0.4%
Live Nation Entertainment, Inc., 144A	3.125%	01/15/29	2,175,000	2,183,700

Energy — 0.4%
Northern Oil & Gas, Inc.	3.625%	04/15/29	1,950,000	2,297,100

Health Care — 1.3%
Exact Sciences Corporation	0.375%	03/15/27	4,273,000	3,712,169
Integer Holdings Corporation, 144A	2.125%	02/15/28	2,575,000	2,824,150
				6,536,319
Real Estate — 0.8%
Corporate Office Properties, L.P., 144A	5.250%	09/15/28	4,085,000	4,005,342

Technology — 0.8%
Akamai Technologies, Inc.	0.125%	05/01/25	3,583,000	4,146,672
Total Convertible Bonds
(Cost $23,239,736)				$21,499,056

CORPORATE BONDS — 40.9%
Communications — 3.2%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$3,050,000	$2,567,822
Charter Communications Operating, LLC	6.384%	10/23/35	2,430,000	2,202,129
Charter Communications Operating, LLC	6.484%	10/23/45	4,950,000	4,176,782
Comcast Corporation	0.250%	05/20/27	3,000,000	2,794,950
RenaissanceRe Holdings Ltd.	5.750%	06/05/33	4,805,000	4,429,923
				16,171,606
Consumer Discretionary — 0.9%
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	3,540,000	3,695,013
Thor Industries, Inc., 144A	4.000%	10/15/29	1,330,000	1,067,450
				4,762,463

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2023

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Consumer Staples — 1.4%
BAT Capital Corporation	7.750%	10/19/32	$3,576,000	$3,676,853
Pilgrim’s Pride Corporation	6.250%	07/01/33	3,720,000	3,420,987
				7,097,840
Energy — 4.2%
Colonial Pipeline Company, 144A	3.750%	10/01/25	4,560,000	4,352,772
Columbia Pipelines Holding Company, LLC, 144A	6.055%	08/15/26	615,000	614,073
Columbia Pipelines Operating Company, LLC, 144A	6.544%	11/15/53	3,705,000	3,425,663
Energy Transfer, L.P., Series G (H15T5Y + 531) (b)(c)	7.125%	05/15/65	4,455,000	3,748,448
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	3,313,000	3,231,961
Sempra Energy	5.500%	08/01/33	4,040,000	3,765,962
TransCanada Trust	5.600%	03/07/82	2,918,000	2,252,033
				21,390,912
Financials — 18.9%
Aircastle Ltd., 144A	5.250%	08/11/25	4,209,000	4,097,171
Ally Financial, Inc.	6.992%	06/13/29	3,175,000	3,036,179
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	4,325,000	4,050,315
Ares Capital Corporation	7.000%	01/15/27	4,210,000	4,195,517
Bank of Nova Scotia, Series 4	8.625%	10/27/82	3,270,000	3,198,944
Barclays plc	7.385%	11/02/28	5,690,000	5,754,813
Barclays plc (c)	8.000%	12/31/49	3,150,000	2,786,175
Capital One Financial Corporation (SOFR + 307) (b)	7.624%	10/30/31	2,560,000	2,558,759
Citigroup, Inc.	6.174%	05/25/34	2,065,000	1,923,550
Farmers Exchange Capital, 144A	7.050%	07/15/28	3,670,000	3,591,365
Five Corners Funding Trust IV, 144A	5.997%	02/15/53	3,425,000	3,106,419
Hercules Capital, Inc.	2.625%	09/16/26	3,959,000	3,448,954
HSBC Holdings plc (c)	8.000%	12/31/49	3,455,000	3,390,219
Intesa Sanpaolo S.p.A., 144A	7.778%	06/20/54	2,150,000	1,873,137
JPMorgan Chase & Company	5.299%	07/24/29	3,396,000	3,271,138
Lincoln National Corporation	3.400%	03/01/32	2,415,000	1,815,100
Lincoln National Corporation (c)	9.250%	12/31/49	2,065,000	2,078,726
Lincoln National Corporation (SOFR + 262) (b)	7.996%	05/17/66	1,720,000	1,113,700
Mizuho Financial Group, Inc.	5.748%	07/06/34	2,325,000	2,165,766
Morgan Stanley, Series F (SOFR + 262) (b)	5.297%	04/20/37	2,138,000	1,857,908
Morgan Stanley, Series I	6.296%	10/18/28	2,385,000	2,381,647
National Australia Bank Ltd., 144A	6.429%	01/12/33	2,870,000	2,731,894
NatWest Group plc	5.516%	09/30/28	5,300,000	5,073,338
Penske Truck Leasing Company, L.P. / PTL Finance Corporation, 144A	6.200%	06/15/30	2,815,000	2,750,284
PNC Financial Services Group, Inc. (SOFR + 173) (b)	6.615%	10/20/27	2,340,000	2,345,837
Protective Life Global Funding, 144A	5.366%	01/06/26	3,735,000	3,700,899
Royal Bank of Canada	6.000%	11/01/27	2,170,000	2,170,737
Truist Financial Corporation, Series G (TSFR3M + 336) (b)	8.654%	12/31/49	5,483,000	5,197,973
U.S. Bancorp (c)	3.700%	12/31/49	4,025,000	2,825,401
Wells Fargo & Company, Series BB (Yield of U.S. T-Note with a constant maturity of 5 years + 345) (b)(c)	3.900%	12/31/49	2,619,000	2,268,473
Wells Fargo & Company, Series EE	7.625%	12/31/49	3,595,000	3,598,358
Westpac Banking Corporation	3.133%	11/18/41	3,479,000	2,040,624
				96,399,320

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2023

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Health Care — 2.2%
Community Health Systems, Inc., 144A	5.250%	05/15/30	$2,785,000	$1,981,890
Flex Ltd.	6.000%	01/15/28	4,735,000	4,689,460
Fresenius Medical Care US Finance III, Inc., 144A	3.000%	12/01/31	4,125,000	2,873,459
Mylan, Inc.	5.200%	04/15/48	2,650,000	1,838,776
				11,383,585
Industrials — 1.2%
Regal Rexnord Corporation, 144A	6.300%	02/15/30	3,050,000	2,876,435
Sempra Infrastructure, 144A	3.250%	01/15/32	4,578,000	3,450,083
				6,326,518
Materials — 1.4%
Braskem Netherlands Finance B.V., 144A	7.250%	02/13/33	2,480,000	2,141,316
Celanese US Holdings, LLC	6.350%	11/15/28	5,200,000	5,079,540
				7,220,856
Real Estate — 1.8%
Kimco Realty Corporation	4.600%	02/01/33	2,300,000	1,991,843
MPT Operating Partnership, L.P.	4.625%	08/01/29	3,775,000	2,613,364
Simon Property Group, L.P.	5.500%	03/08/33	3,490,000	3,250,264
Vornado Realty, L.P.	3.400%	06/01/31	1,757,000	1,227,397
				9,082,868
Technology — 3.6%
Dell International, LLC / EMC Corporation	8.350%	07/15/46	3,080,000	3,456,075
NXP B.V. / NXP Funding, LLC	5.000%	01/15/33	4,350,000	3,885,390
Oracle Corporation	6.900%	11/09/52	2,075,000	2,057,150
TIBCO Software, Inc., 144A	6.500%	03/31/29	3,675,000	3,225,626
Verisk Analytics, Inc.	5.750%	04/01/33	2,910,000	2,794,900
VMware, Inc.	4.700%	05/15/30	2,911,000	2,640,813
				18,059,954
Utilities — 2.1%
NextEra Energy Capital Holdings, Inc.	5.000%	07/15/32	5,092,000	4,636,619
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	4,166,000	3,270,405
Southern Company, Series 2023E	5.700%	03/15/34	2,770,000	2,641,147
				10,548,171
Total Corporate Bonds
(Cost $225,504,026)				$208,444,093

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2023

COMMON STOCKS — 32.5%
	Shares	Value
Consumer Discretionary — 1.8%
Home Construction — 0.7%
Toll Brothers, Inc.	47,793	$3,379,443

Retail - Discretionary — 1.1%
Lowe’s Companies, Inc.	29,282	5,580,271

Consumer Staples — 1.2%
Retail - Consumer Staples — 1.2%
Walmart, Inc.	36,585	5,978,355

Energy — 3.8%
Oil & Gas Producers — 2.7%
Energy Transfer, L.P.	798,725	10,503,234
Petroleo Brasileiro S.A. - ADR	225,539	3,383,085
		13,886,319
Oil & Gas Services & Equipment — 1.1%
Schlumberger Ltd.	99,138	5,518,021

Financials — 4.9%
Asset Management — 1.2%
Blackstone, Inc.	21,819	2,014,985
Charles Schwab Corporation (The)	78,627	4,091,749
		6,106,734
Banking — 1.9%
JPMorgan Chase & Company	71,472	9,938,896

Institutional Financial Services — 1.0%
Goldman Sachs Group, Inc. (The)	16,933	5,141,028

Insurance — 0.8%
Progressive Corporation (The)	24,854	3,929,169

Health Care — 5.4%
Biotech & Pharma — 3.9%
Amgen, Inc.	26,448	6,762,754
Bristol-Myers Squibb Company	142,596	7,347,972
Gilead Sciences, Inc.	74,249	5,831,516
		19,942,242
Medical Equipment & Devices — 1.5%
Becton, Dickinson & Company	15,669	3,960,810
Medtronic plc	48,451	3,418,702
		7,379,512
COMMON STOCKS — continued
	Shares	Value
Industrials — 3.9%
Aerospace & Defense — 0.8%
Lockheed Martin Corporation	8,490	$3,859,894

Diversified Industrials — 1.0%
Honeywell International, Inc.	27,931	5,118,635

Electrical Equipment — 0.4%
Littelfuse, Inc.	10,521	2,279,585

Machinery — 0.8%
Deere & Company	11,012	4,023,344

Transportation & Logistics — 0.9%
FedEx Corporation	19,771	4,747,017

Materials — 1.5%
Metals & Mining — 1.5%
Barrick Gold Corporation	176,717	2,823,938
Freeport-McMoRan, Inc.	148,627	5,020,620
		7,844,558
Real Estate — 1.0%
REITs — 1.0%
NNN REIT, Inc.	75,061	2,726,966
VICI Properties, Inc.	87,171	2,432,071
		5,159,037
Technology — 7.5%
Semiconductors — 1.7%
ASML Holding N.V.	7,194	4,307,839
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	53,906	4,652,627
		8,960,466
Software — 3.0%
Microsoft Corporation	44,957	15,200,411

Technology Hardware — 1.7%
Apple, Inc.	31,750	5,421,947
Cisco Systems, Inc.	59,228	3,087,556
		8,509,503
Technology Services — 1.1%
International Business Machines Corporation	38,228	5,529,298

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2023

COMMON STOCKS — continued
	Shares	Value
Utilities — 1.5%
Electric Utilities — 1.5%
Alliant Energy Corporation	52,131	$2,543,472
WEC Energy Group, Inc.	63,993	5,208,390
		7,751,862
Total Common Stocks
(Cost $140,235,205)		$165,763,600

EXCHANGE-TRADED FUNDS — 2.5%
Global X Nasdaq 100 Covered Call ETF	344,245	$5,717,909
JPMorgan Nasdaq Equity Premium Income ETF	148,725	6,865,146
Total Exchange-Traded Funds
(Cost $12,563,825)		$12,583,055

PREFERRED STOCKS — 1.2%
Utilities — 1.2%
Electric Utilities — 1.2%
AES Corporation (The), 6.88%, 02/15/2024	60,310	$3,635,487
NextEra Energy, Inc., 3.46%, 09/1/2025	60,300	2,263,662
Total Preferred Stocks
(Cost $8,894,327)		$5,899,149

MONEY MARKET FUNDS — 0.4%
	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 5.09% (d)
(Cost $1,935,926)	1,935,926	$1,935,926

Investments at Value — 98.4%
(Cost $499,742,754)		$501,104,008

Other Assets in Excess of Liabilities — 1.6%		8,024,583

Net Assets — 100.0%		$509,128,591

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $70,418,240 as of October 31, 2023, representing 13.8% of net assets.

ADR - American Depositary Receipt

B.V. - Besloten Vennootschap

N.V. - Naamloze Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

S.p.A. - Societa per Azioni

SOFR - Secured Overnight Financing Rate

TSFR - CME Term SOFR

(a)	The rate shown represents effective yield at time of purchase.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	Security has a perpetual maturity date.

(d)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 2.8%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 1.6%
U.S. Treasury Bonds	2.250%	02/15/52	$475,000	$275,741
U.S. Treasury Bonds	3.000%	08/15/52	1,401,000	968,496
U.S. Treasury Bonds	4.125%	08/15/53	415,000	357,743
				1,601,980
U.S. Treasury Notes — 1.2%
U.S. Treasury Notes	3.875%	08/15/33	1,295,000	1,194,840

Total U.S. Government & Agencies
(Cost $3,226,988)				$2,796,820

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.9%
Federal Home Loan Mortgage Corporation — 1.4%
FHLMC, Pool #SD8275	4.500%	12/01/52	$528,642	$473,144
FHLMC, Pool #SD8288	5.000%	01/01/53	518,634	478,713
FHLMC, Pool #SD2605	5.500%	04/01/53	519,561	493,328
				1,445,185
Federal National Mortgage Association — 0.5%
FNMA, Pool #FS3394	4.000%	10/01/52	556,699	482,145

Total Collateralized Mortgage Obligations
(Cost $2,068,751)				$1,927,330

CONVERTIBLE BONDS — 1.9%
Consumer Discretionary — 1.0%
Live Nation Entertainment, Inc., 144A	3.125%	01/15/29	$1,000,000	$1,004,000

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2023

CONVERTIBLE BONDS — continued
	Coupon	Maturity	Par Value	Value
Real Estate — 0.9%
Corporate Office Properties, L.P., 144A	5.250%	09/15/28	$1,000,000	$980,500

Total Convertible Bonds
(Cost $2,030,157)				$1,984,500

CORPORATE BONDS — 69.4%
Communications — 9.4%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$360,000	$303,087
Charter Communications Operating, LLC	6.384%	10/23/35	1,400,000	1,268,716
Clear Channel Outdoor Holdings, Inc., 144A	9.000%	09/15/28	1,000,000	969,555
Cogent Communications Group, Inc., 144A	7.000%	06/15/27	1,000,000	945,000
Connect Finco SARL / U.S. Finco, LLC, 144A	6.750%	10/01/26	1,000,000	931,146
CSC Holdings, LLC, 144A	11.250%	05/15/28	1,000,000	956,297
Entercom Media Corporation, 144A	6.500%	05/01/27	3,000,000	37,500
Liberty Media Corporation, 144A	2.750%	12/01/49	954,613	880,630
RenaissanceRe Holdings Ltd.	5.750%	06/05/33	900,000	829,747
Telesat Canada / Telesat, LLC, 144A	4.875%	06/01/27	1,500,000	888,750
Vodafone Group plc	4.875%	06/19/49	500,000	381,231
Zayo Group Holdings, Inc., 144A	4.000%	03/01/27	1,465,000	1,102,512
				9,494,171
Consumer Discretionary — 5.4%
Darden Restaurants, Inc.	4.550%	02/15/48	790,000	578,836
Ford Motor Credit Company, LLC	7.450%	07/16/31	1,000,000	1,010,987
G-III Apparel Group Ltd., 144A	7.875%	08/15/25	1,250,000	1,238,566
Nordstrom, Inc.	2.300%	04/08/24	500,000	488,125
Odeon Finco plc, 144A	12.750%	11/01/27	1,000,000	996,110
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,116,854
				5,429,478
Consumer Staples — 2.5%
BAT Capital Corporation	7.750%	10/19/32	552,000	567,568
Pilgrim’s Pride Corporation	6.250%	07/01/33	620,000	570,165
US Foods, Inc., 144A	6.875%	09/15/28	531,000	519,095
Vector Group Ltd., 144A	5.750%	02/01/29	1,000,000	847,758
				2,504,586
Energy — 7.6%
Earthstone Energy Holdings, LLC, 144A	9.875%	07/15/31	1,000,000	1,076,904
Energy Transfer, L.P., Series G (H15T5Y + 531) (a)(b)	7.125%	05/15/65	825,000	694,157
International Petroleum Corporation	7.250%	02/01/27	1,000,000	931,463
Martin Midstream Partners, L.P., 144A	11.500%	02/15/28	500,000	487,570
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	1,100,000	1,073,093
Northern Oil and Gas, Inc., 144A	8.125%	03/01/28	1,100,000	1,084,490
Sempra Energy	5.500%	08/01/33	785,000	731,752
Summit Midstream Holdings, LLC, 144A	9.000%	10/15/26	1,250,000	1,190,990
TransCanada Trust	5.600%	03/07/82	478,000	368,907
				7,639,326

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2023

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Financials — 16.0%
Aircastle Ltd., 144A	5.250%	08/11/25	$435,000	$423,443
Ally Financial, Inc.	6.992%	06/13/29	590,000	564,203
Apollo Commercial Real Estate Finance, Inc., 144A	4.625%	06/15/29	1,000,000	765,829
Ares Capital Corporation	7.000%	01/15/27	735,000	732,472
Bank of America Corporation, Series N (TSFR3M + 157) (a)	4.271%	07/23/29	605,000	550,845
Barclays plc	7.385%	11/02/28	515,000	520,866
Blackstone Private Credit Fund	7.050%	09/29/25	1,000,000	996,008
Capital One Financial Corporation (SOFR + 307) (a)	7.624%	10/30/31	510,000	509,753
Chubb INA Holdings, Inc.	2.850%	12/15/51	500,000	293,703
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,423,000	1,215,164
Five Corners Funding Trust IV, 144A	5.997%	02/15/53	570,000	516,981
Hercules Capital, Inc.	2.625%	09/16/26	422,000	367,633
HSBC Holdings plc	6.547%	06/20/34	665,000	619,460
HSBC Holdings plc (b)	8.000%	12/31/49	615,000	603,469
Icahn Enterprises, L.P. / Icahn Enterprises Holdings, L.P.	5.250%	05/15/27	1,075,000	920,469
Intesa Sanpaolo S.p.A., 144A	7.778%	06/20/54	360,000	313,641
Jackson Financial, Inc.	4.000%	11/23/51	500,000	296,884
Lincoln National Corporation	3.400%	03/01/32	480,000	360,765
Lincoln National Corporation (b)	9.250%	12/31/49	320,000	322,127
Lincoln National Corporation (SOFR + 262) (a)	7.996%	05/17/66	285,000	184,538
Morgan Stanley, Series F (SOFR + 262) (a)	5.297%	04/20/37	529,000	459,698
National Australia Bank Ltd., 144A	6.429%	01/12/33	485,000	461,662
NatWest Group plc	5.516%	09/30/28	800,000	765,787
Nomura Holdings, Inc.	2.329%	01/22/27	885,000	776,289
Owl Rock Capital Corporation	3.400%	07/15/26	1,250,000	1,115,024
Penske Truck Leasing Company, 144A	4.400%	07/01/27	500,000	465,427
Prospect Capital Corporation	3.364%	11/15/26	710,000	609,720
Westpac Banking Corporation	3.133%	11/18/41	850,000	498,571
				16,230,431
Health Care — 3.2%
Bausch Health Companies, Inc., 144A	6.125%	02/01/27	1,112,000	620,318
Community Health Systems, Inc., 144A	5.250%	05/15/30	1,100,000	782,793
Flex Ltd.	6.000%	01/15/28	745,000	737,835
Par Pharmaceutical, Inc., 144A	0.000%	04/01/27	750,000	508,582
Royalty Pharma plc	3.550%	09/02/50	1,000,000	587,316
				3,236,844
Industrials — 10.7%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	541,450	464,797
Boeing Company (The)	5.805%	05/01/50	1,000,000	866,601
Bombardier, Inc., 144A	7.125%	06/15/26	1,000,000	962,416
CoreCivic, Inc.	8.250%	04/15/26	1,000,000	1,012,429
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	791,250
Foxtrot Escrow Issuer, LLC / Foxtrot Escrow Corporation, 144A	12.250%	11/15/26	400,000	331,122
GEO Group, Inc. (The)	10.500%	06/30/28	1,000,000	997,500
Manitowoc Company, Inc., 144A	9.000%	04/01/26	625,000	612,629
Rand Parent, LLC, 144A	8.500%	02/15/30	500,000	456,568
Regal Rexnord Corporation, 144A	6.300%	02/15/30	1,000,000	943,093

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2023

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Industrials — continued
Sempra Infrastructure, 144A	3.250%	01/15/32	$580,000	$437,101
Sotheby’s, 144A	7.375%	10/15/27	1,225,000	1,094,140
Titan Acquisition Ltd. / Titan Co-Borrower, LLC, 144A	7.750%	04/15/26	1,000,000	930,112
XPO, Inc., 144A	6.250%	06/01/28	1,000,000	958,020
				10,857,778
Materials — 1.2%
Braskem Netherlands Finance B.V., 144A	7.250%	02/13/33	370,000	319,471
Rayonier AM Products, Inc., 144A	7.625%	01/15/26	1,000,000	850,000
				1,169,471
Real Estate — 6.0%
American Homes 4 Rent, L.P.	4.300%	04/15/52	1,000,000	679,247
Brixmor Operating Partnership, L.P.	4.050%	07/01/30	475,000	406,076
Corporate Office Properties, L.P.	2.250%	03/15/26	450,000	406,847
Iron Mountain, Inc., 144A	5.000%	07/15/28	500,000	447,451
MPT Operating Partnership, L.P.	4.625%	08/01/29	1,250,000	865,352
New Residential Investment Corporation, 144A	6.250%	10/15/25	1,000,000	946,546
Service Properties Trust	7.500%	09/15/25	1,000,000	971,565
Simon Property Group, L.P.	5.500%	03/08/33	435,000	405,119
VICI Properties, L.P.	5.125%	05/15/32	1,000,000	864,866
Vornado Realty, L.P.	3.400%	06/01/31	181,000	126,442
				6,119,511
Technology — 4.1%
Broadcom, Inc., 144A	3.500%	02/15/41	1,000,000	668,511
CommScope Finance, LLC, 144A	6.000%	03/01/26	940,000	789,051
Dell International, LLC / EMC Corporation	8.350%	07/15/46	800,000	897,682
NXP B.V. / NXP Funding, LLC	5.000%	01/15/33	570,000	509,120
Oracle Corporation	6.900%	11/09/52	320,000	317,247
TIBCO Software, Inc., 144A	6.500%	03/31/29	1,125,000	987,437
				4,169,048
Utilities — 3.3%
Altice France S.A., 144A	8.125%	02/01/27	1,000,000	842,997
Consolidated Edison Company, Inc.	3.850%	06/15/46	1,069,000	728,628
Pacific Gas and Electric Company	4.950%	07/01/50	1,000,000	702,123
Talen Energy Supply, LLC, 144A	8.625%	06/01/30	1,000,000	1,015,821
				3,289,569
Total Corporate Bonds
(Cost $79,227,944)				$70,140,213

FOREIGN GOVERNMENTS — 0.6%
Republic of South Africa Government Bonds (Cost $695,000)	5.875%	04/20/32	$695,000	$586,281

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2023

COMMON STOCKS — 18.9%
	Shares	Value
Consumer Discretionary — 1.6%
Retail - Discretionary — 1.6%
Lowe’s Companies, Inc.	4,458	$849,561
TJX Companies, Inc. (The)	8,722	768,147
		1,617,708
Consumer Staples — 1.6%
Retail - Consumer Staples — 1.1%
Walmart, Inc.	6,497	1,061,675

Tobacco & Cannabis — 0.5%
Altria Group, Inc.	13,843	556,073

Energy — 1.3%
Oil & Gas Producers — 1.3%
Devon Energy Corporation	8,791	409,397
Energy Transfer, L.P.	39,016	513,060
Petroleo Brasileiro S.A. - ADR	25,324	379,860
		1,302,317
Financials — 2.4%
Asset Management — 0.7%
Blackstone, Inc.	4,335	400,337
Charles Schwab Corporation (The)	5,198	270,504
		670,841
Banking — 0.9%
Sumitomo Mitsui Financial Group, Inc. - ADR	49,834	481,895
Truist Financial Corporation	16,115	457,021
		938,916
Institutional Financial Services — 0.8%
Goldman Sachs Group, Inc. (The)	2,860	868,325

Health Care — 2.4%
Biotech & Pharma — 2.4%
Amgen, Inc.	3,575	914,127
Bristol-Myers Squibb Company	12,885	663,964
Gilead Sciences, Inc.	10,568	830,011
		2,408,102
Industrials — 1.7%
Aerospace & Defense — 1.1%
Lockheed Martin Corporation	2,428	1,103,866

Transportation & Logistics — 0.6%
FedEx Corporation	2,360	566,636
COMMON STOCKS — continued
	Shares	Value
Materials — 0.8%
Metals & Mining — 0.8%
Barrick Gold Corporation	26,200	$418,676
Freeport-McMoRan, Inc.	10,166	343,407
		762,083
Real Estate — 1.8%
REITs — 1.8%
NNN REIT, Inc.	15,602	566,821
Urban Edge Properties	35,241	558,922
VICI Properties, Inc.	24,132	673,283
		1,799,026
Technology — 3.7%
Semiconductors — 0.9%
ASML Holding N.V.	885	529,947
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	4,764	411,181
		941,128
Software — 1.0%
Microsoft Corporation	3,156	1,067,075

Technology Hardware — 1.8%
Apple, Inc.	5,584	953,579
Cisco Systems, Inc.	15,876	827,616
		1,781,195
Utilities — 1.6%
Electric Utilities — 1.6%
Alliant Energy Corporation	10,377	506,294
Enterprise Products Partners, L.P.	23,050	600,222
WEC Energy Group, Inc.	6,412	521,873
		1,628,389
Total Common Stocks
(Cost $18,128,419)		$19,073,355

EXCHANGE-TRADED FUNDS — 2.7%
Global X Nasdaq 100 Covered Call ETF	45,493	$755,639
JPMorgan Nasdaq Equity Premium Income ETF	27,479	1,268,431
SPDR S&P 500 ETF Trust	1,821	761,542
Total Exchange-Traded Funds
(Cost $2,839,517)		$2,785,612

PREFERRED STOCKS — 0.5%
Real Estate — 0.5%
REITs — 0.5%
Vinebrook Homes Trust, Inc. - Series B, 9.50% (c) (Cost $500,000)	20,000	$500,000

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2023

MONEY MARKET FUNDS — 0.4%
	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 5.09% (d)
(Cost $359,641)	359,641	$359,641

Investments at Value — 99.1%
(Cost $109,076,417)		$100,153,752

Other Assets in Excess of Liabilities — 0.9%		950,346

Net Assets — 100.0%		$101,104,098

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $39,087,983 as of October 31, 2023, representing 38.7% of net assets.

ADR - American Depositary Receipt

B.V. - Besloten Vennootschap

N.V. - Naamloze Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

S.A.B. de C.V. - Societe Anonima Bursatil de Capital de Variable

S.p.A. - Societa per Azioni

SOFR - Secured Overnight Financing Rate

TSFR - CME Term SOFR

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security has a perpetual maturity date.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 71.9%
	Coupon	Maturity	Par Value	Value
Communications — 2.5%
Liberty Broadband Corporation, 144A	3.125%	03/31/53	$2,500,000	$2,479,769
Liberty Media Corporation - Liberty Formula One, 144A	2.250%	08/15/27	1,000,000	1,002,222
				3,481,991
Consumer Discretionary — 9.0%
Burlington Stores, Inc., 144A	1.250%	12/15/27	3,000,000	2,673,000
Etsy, Inc.	0.125%	10/01/26	2,000,000	1,986,000
Ford Motor Company	0.000%	03/15/26	2,500,000	2,281,250
Live Nation Entertainment, Inc., 144A *	3.125%	01/15/29	3,000,000	3,012,000
Royal Caribbean Cruises Ltd.	6.000%	08/15/25	1,500,000	2,738,250
				12,690,500
Consumer Staples — 2.9%
MGP Ingredients, Inc.	1.875%	11/15/41	2,000,000	2,257,941
Post Holdings, Inc., 144A *	2.500%	08/15/27	2,000,000	1,897,000
				4,154,941
Energy — 5.0%
CMS Energy Corporation, 144A *	3.375%	05/01/28	2,000,000	1,888,000
Enphase Energy, Inc. *	0.000%	03/01/28	1,500,000	1,113,433
Northern Oil & Gas, Inc. *	3.625%	04/15/29	3,500,000	4,123,000
				7,124,433
Financials — 2.6%
Avolon Holdings Funding Ltd., 144A	4.250%	04/15/26	250,000	233,348
PennyMac Mortgage Investment Trust *	5.500%	11/01/24	2,500,000	2,431,250
Redwood Trust, Inc.	5.625%	07/15/24	1,097,000	1,064,090
				3,728,688
Health Care — 11.4%
Alnylam Pharmaceuticals, Inc.	1.000%	09/15/27	2,000,000	1,729,075
CONMED Corporation, 144A	2.250%	06/15/27	3,000,000	2,794,500
Exact Sciences Corporation, 144A	2.000%	03/01/30	1,000,000	1,025,500

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2023

CONVERTIBLE BONDS — continued
	Coupon	Maturity	Par Value	Value
Health Care — continued
Halozyme Therapeutics, Inc., 144A	1.000%	08/15/28	$2,250,000	$1,963,125
Integer Holdings Corporation, 144A	2.125%	02/15/28	3,000,000	3,290,272
Jazz Investments I Ltd.	2.000%	06/15/26	2,500,000	2,525,000
Lantheus Holdings, Inc., 144A	2.625%	12/15/27	2,500,000	2,771,059
				16,098,531
Industrials — 8.3%
Advanced Energy Industries, Inc., 144A	2.500%	09/15/28	3,000,000	2,771,308
Alarm.com Holdings, Inc.	0.000%	01/15/26	1,000,000	855,000
American Airlines Group, Inc.	6.500%	07/01/25	1,500,000	1,519,500
Axon Enterprise, Inc., 144A *	0.500%	12/15/27	2,500,000	2,683,750
Bloom Energy Corporation, 144A	3.000%	06/01/28	1,000,000	859,186
Camtek Ltd., 144A	0.000%	12/01/26	1,000,000	1,074,000
Fluor Corporation, 144A	1.125%	08/15/29	2,000,000	1,922,000
				11,684,744
Materials — 3.1%
MP Materials Corporation, 144A	0.250%	04/01/26	3,000,000	2,472,212
ShockWave Medical, Inc., 144A	1.000%	08/15/28	2,000,000	1,932,000
				4,404,212
Real Estate — 1.2%
Marriott Vacations Worldwide Corporation, 144A	3.250%	12/15/27	2,000,000	1,682,000

Technology — 24.3%
Akamai Technologies, Inc.	0.375%	09/01/27	3,000,000	3,049,500
Bentley Systems, Inc.	0.125%	01/15/26	2,000,000	1,895,126
Bill.com Holdings, Inc.	0.000%	04/01/27	891,000	708,345
Dropbox, Inc.	0.000%	03/01/28	3,000,000	2,773,125
Envestnet, Inc., 144A	2.625%	12/01/27	2,500,000	2,137,500
InterDigital, Inc., 144A	3.500%	06/01/27	2,000,000	2,254,471
Lumentum Holdings, Inc. *	0.500%	12/15/26	2,000,000	1,630,040
MongoDB, Inc.	0.250%	01/15/26	2,355,000	4,011,742
ON Semiconductor Corporation, 144A	0.500%	03/01/29	2,500,000	2,187,500
PagerDuty, Inc., 144A	1.500%	10/15/28	200,000	195,700
Progress Software Corporation	1.000%	04/15/26	3,115,000	3,149,265
Splunk, Inc.	1.125%	06/15/27	3,000,000	2,835,000
Vishay Intertechnology, Inc.	2.250%	06/15/25	2,000,000	1,930,550
Vishay Intertechnology, Inc., 144A	2.250%	09/15/30	500,000	457,435
Wolfspeed, Inc.	0.250%	02/15/28	1,000,000	619,500
Workiva, Inc., 144A	1.250%	08/15/28	2,500,000	2,261,250
Ziff Davis, Inc. *	1.750%	11/01/26	2,500,000	2,248,750
				34,344,799
Utilities — 1.6%
Ormat Technologies, Inc.	2.500%	07/15/27	1,000,000	901,000
PPL Capital Funding, Inc., 144A	2.875%	03/15/28	1,500,000	1,372,500
				2,273,500
Total Convertible Bonds
(Cost $105,120,488)				$101,668,339

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2023

CORPORATE BONDS — 20.5%
	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 4.1%
Ford Motor Credit Company, LLC *	6.950%	03/06/26	$1,000,000	$1,002,138
Nordstrom, Inc.	2.300%	04/08/24	2,000,000	1,952,500
RLJ Lodging Trust, L.P., 144A	3.750%	07/01/26	2,000,000	1,805,140
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,116,854
				5,876,632
Consumer Staples — 1.9%
Vector Group Ltd., 144A *	5.750%	02/01/29	1,600,000	1,356,414
Viterra Finance B.V., 144A *	2.000%	04/21/26	1,500,000	1,356,323
				2,712,737
Energy — 1.9%
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	1,225,000	1,195,035
Phillips 66 *	0.900%	02/15/24	500,000	492,298
Yum! Brands, Inc.	3.875%	11/01/23	1,000,000	1,000,000
				2,687,333
Financials — 8.6%
Aircastle Ltd., 144A	5.250%	08/11/25	1,200,000	1,168,117
Ares Capital Corporation	7.000%	01/15/27	1,735,000	1,729,032
Blackstone Private Credit Fund	7.050%	09/29/25	1,090,000	1,085,649
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	2,000,000	1,707,891
Corebridge Financial, Inc., 144A	3.500%	04/04/25	1,200,000	1,154,107
MidCap Financial Investment Corporation	5.250%	03/03/25	1,000,000	959,654
Mitsubishi UFJ Financial Group (Yield of U.S. T-Note with a constant maturity of 1 year + 170) (a)	4.788%	07/18/25	1,100,000	1,087,444
Royal Bank of Canada	1.600%	01/21/25	1,000,000	950,526
Starwood Property Trust, Inc., 144A	3.750%	12/31/24	2,400,000	2,267,999
				12,110,419
Materials — 0.6%
Celanese US Holdings, LLC	6.350%	11/15/28	915,000	893,804

Real Estate — 2.6%
Hospitality Properties Trust	4.650%	03/15/24	2,000,000	1,976,429
Iron Mountain, Inc., 144A	5.000%	07/15/28	1,000,000	894,903
VICI Properties, Inc., 144A	5.625%	05/01/24	750,000	744,668
				3,616,000
Technology — 0.8%
Dell International, LLC / EMC Corporation *	6.020%	06/15/26	391,000	391,469
TIBCO Software, Inc., 144A	6.500%	03/31/29	825,000	724,120
				1,115,589
Total Corporate Bonds
(Cost $29,400,491)				$29,012,514

FOREIGN GOVERNMENTS — 0.1%
Mexico Government International Bonds (Cost $199,635)	5.400%	02/09/28	$200,000	$196,184

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2023

PURCHASED OPTION CONTRACTS — 0.1%
			Notional
	Strike Price	Contracts	Value	Value
Put Option Contracts — 0.1%
S&P Dow Jones Index, 01/31/24 (Cost $133,292)	$4,050.00	16	$6,710,080	$135,200

MONEY MARKET FUNDS — 4.7%
			Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 5.09%(b)
(Cost $6,581,646)			.6,581,646	$6,581,646

Investments at Value — 97.3%
(Cost $141,435,552)				$137,593,883

Other Assets in Excess of Liabilities — 2.7%				3,875,414

Net Assets — 100.0%				$141,469,297

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $66,784,178 as of October 31, 2023, representing 47.2% of net assets.

B.V. - Besloten Vennootschap

*	All or a part of this security has been pledged as collateral for derivative instruments held by the Fund.

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

The average monthly notional value of purchased option contracts during the year ended October 31, 2023 was $6,846,992.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2023

A list of open OTC swap agreements as of October 31, 2023, is as follows:

Total Return Swap Agreements

						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
Short Positions
(10,000)	Advanced Energy Industries, Inc.	$(972,600)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	$101,746
(14,300)	Akamai Technologies, Inc.	(1,535,534)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	60,671
(1,400)	Alarm.com Holdings, Inc.	(80,500)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	9,063
(3,500)	Alnylam Pharmaceuticals, Inc.	(585,375)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	55,126
(42,800)	American Airlines Group, Inc.	(511,032)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	34,729
(7,100)	Axon Enterprise, Inc.	(1,562,355)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	113,280
(15,300)	Bentley Systems, Inc.	(789,009)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	46,233
(500)	BILL Holdings, Inc.	(56,085)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	10,541
(37,300)	Bloom Energy Corporation	(461,088)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	73,995
(7,200)	Burlington Stores, Inc.	(879,312)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	9,474
(11,100)	Camtek Ltd.	(664,779)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	82,112
(2,500)	Charter Communications, Inc.	(1,136,125)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	131,164
(7,500)	CMS Energy Corporation	(407,175)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	356
(9,300)	CONMED Corporation	(884,988)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(19,801)
(49,600)	Dropbox, Inc.	(1,377,888)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	75,881
(2,500)	Enphase Energy, Inc.	(317,775)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	119,395
(15,300)	Envestnet, Inc.	(650,250)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	85,317
(13,800)	Etsy, Inc.	(917,286)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	59,193
(8,600)	Exact Sciences Corporation	(575,598)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	46,957
(23,500)	Fluor Corporation	(859,395)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	78,623
(88,600)	Ford Motor Company	(1,056,998)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	181,755
(20,100)	Halozyme Therapeutics, Inc.	(743,901)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	64,449
(22,400)	Integer Holdings Corporation	(1,704,416)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(110,733)
(16,800)	InterDigital, Inc.	(1,338,120)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	76,322
(8,000)	Jazz Pharmaceuticals plc	(1,088,000)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	73,793
(18,800)	Lantheus Holdings, Inc.	(1,307,352)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	95,219
(7,300)	Liberty Media Corporation - Liberty Formula One	(499,466)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	28,126
(17,800)	Live Nation Entertainment, Inc.	(1,523,324)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	101,702
(5,562)	Lumentum Holdings, Inc.	(234,494)	4.75% OBFR 5.32% minus 57bp	05/17/2024	BNP Paribas	16,810
(3,700)	Marriott Vacations Worldwide Corporation	(355,126)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	23,281
(13,300)	MGP Ingredients, Inc.	(1,340,640)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	84,068
(9,400)	MongoDB, Inc.	(3,460,704)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	227,770
(20,300)	MP Materials Corporation	(371,490)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	39,237
(60,000)	Northern Oil & Gas, Inc.	(2,443,200)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	147,186
(13,200)	ON Semiconductor Corporation	(1,210,308)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	385,633
(6,600)	Ormat Technologies, Inc.	(450,186)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	44,830
(9,100)	Post Holdings, Inc.	(751,569)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	22,370
(12,300)	PPL Corporation	(297,414)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(4,263)

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2023

Total Return Swap Agreements - continued
						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
(32,869)	Progress Software Corporation	$(1,730,881)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	$45,179
(27,500)	Royal Caribbean Cruises Ltd.	(2,384,250)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	58,455
(4,500)	ShockWave Medical, Inc.	(916,830)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	(9,694)
(2,900)	Splunk, Inc.	(429,925)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	3,933
(31,600)	Vishay Intertechnology, Inc.	(753,344)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	51,912
(3,600)	Wolfspeed, Inc.	(125,136)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	3,537
(10,900)	Workiva, Inc.	(1,068,200)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	120,836
(8,200)	Ziff Davis, Inc.	(515,124)	4.97% OBFR 5.32% minus 35bp	05/17/2024	BNP Paribas	20,277
Total Short Positions						$2,966,045

Total swap agreements at value (assets)						$3,110,536
Total swap agreements at value (liabilities)						(144,491)
Net swap agreements at value						$2,966,045

OBFR - Overnight Bank Funding Rate

OTC - Over the Counter

(a)	Payment frequency is monthly.

The average monthly notional value for Swap Agreements - appreciation during the year ended October 31, 2023 was $485,452.

The average monthly notional value for Swap Agreements - depreciation during the year ended October 31, 2023 was $(40,847,780).

The accompanying notes are an integral part of the financial statements.

WESTWOOD SALIENT GLOBAL REAL ESTATE FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 97.6%
	Shares	Value
Australia — 3.8%
GPT Group (The)	136,081	$314,055
Scentre Group	209,852	325,105
		639,160
Canada — 4.5%
Granite Real Estate Investment Trust	16,600	755,928

France — 3.1%
Gecina S.A.	5,219	512,561

Germany — 1.1%
Vonovia SE	8,230	189,510

Hong Kong — 2.8%
Link REIT	35,476	162,804
Sun Hung Kai Properties Ltd.	15,996	164,258
Swire Properties Ltd.	76,000	147,152
		474,214
Japan — 11.5%
Mitsubishi Estate Company Ltd.	38,782	496,422
Mitsui Fudosan Company Ltd.	22,414	485,820
Sumitomo Realty & Development Company Ltd.	18,127	454,878
Tokyo Tatemono Company Ltd.	35,781	475,112
		1,912,232
Singapore — 4.0%
CapitaLand Investment Ltd.	309,298	664,105
COMMON STOCKS — continued
	Shares	Value
Spain — 3.1%
Inmobiliaria Colonial Socimi S.A.	30,208	$169,509
Merlin Properties Socimi S.A.	40,770	340,000
		509,509
Sweden — 3.1%
Fastighets AB Balder - B Shares (a)	62,567	265,820
Hufvudstaden AB - Class A	22,728	242,300
		508,120
Switzerland — 4.4%
Swiss Prime Site AG	7,857	730,316

United Kingdom — 1.0%
Segro plc	19,474	169,250

United States — 55.2%
Alexandria Real Estate Equities, Inc.	5,000	465,650
Americold Realty Trust, Inc.	21,200	555,864
Apple Hospitality REIT, Inc.	50,414	790,492
Crown Castle, Inc.	5,156	479,405
Digital Realty Trust, Inc.	5,750	715,070
Equinix, Inc.	900	656,676
Equity Residential	6,000	331,980
Extra Space Storage, Inc.	4,000	414,360
Federal Realty Investment Trust	5,500	501,545
Gaming and Leisure Properties, Inc.	13,400	608,226
Host Hotels & Resorts, Inc.	33,198	513,905
Iron Mountain, Inc.	11,200	661,584
Phillips Edison & Company, Inc.	19,500	688,545
Prologis, Inc.	5,200	523,900
VICI Properties, Inc.	19,400	541,260
Welltower, Inc.	9,000	752,490
		9,200,952
Total Common Stocks
(Cost $17,260,140)		$16,265,857

The accompanying notes are an integral part of the financial statements.

WESTWOOD SALIENT GLOBAL REAL ESTATE FUND
OCTOBER 31, 2023

MONEY MARKET FUNDS — 2.4%
	Shares	Value
First American Government Obligations Fund - Class X, 5.28% (b)
(Cost $394,655)	394,655	$394,655

Investments at Value — 100.0%
(Cost $17,654,795)		$16,660,512

Other Assets in Excess of Liabilities — 0.0% (c)		6,503

Net Assets — 100.0%		$16,667,015

AB - Aktiebolag

AG - Aktiengesellschaft

plc - Public Limited Company

REIT - Real Estate Investment Trust

S.A. - Societe Anonyme

SE - Societe Europaea

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD SALIENT SELECT INCOME FUND
OCTOBER 31, 2023

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 25.3%
	Shares	Value
Real Estate Investment Trusts (REITs) — 25.3%
Data Centers — 3.9%
Digital Realty Trust, Inc.	46,105	$5,733,618
Equinix, Inc.	5,000	3,648,200
		9,381,818
Healthcare — 0.9%
Healthpeak Properties, Inc.	150,000	2,332,500

Hotels — 5.2%
Apple Hospitality REIT, Inc.	438,000	6,867,840
Gaming and Leisure Properties, Inc.	123,100	5,587,509
		12,455,349
Industrial — 2.4%
Americold Realty Trust, Inc.	220,000	5,768,400

Office — 2.4%
COPT Defense Properties	250,000	5,700,000

Residential — 1.7%
Equity Residential	75,000	4,149,750

Retail — 1.9%
Federal Realty Investment Trust	50,000	4,559,500

Shopping Centers — 2.0%
Phillips Edison & Company, Inc.	136,500	4,819,815
COMMON STOCKS — continued
	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Specialized — 4.9%
Crown Castle, Inc.	52,652	$4,895,583
Outfront Media, Inc.	699,455	6,826,681
		11,722,264
Total Common Stocks
(Cost $60,891,905)		$60,889,396

PREFERRED STOCKS* — 68.9%
Financials — 1.3%
Banking — 1.3%
Associated Banc-Corp - Series E, 5.88%	62,206	$1,079,274
Associated Banc-Corp - Series F, 5.63%	125,000	2,088,750
		3,168,024
Real Estate Investment Trusts (REITs) — 67.6%
Apartments — 3.6%
Centerspace - Series C, 6.63%	180,400	4,040,960
Vinebrook Homes Trust, Inc. - Series B, 9.50% (a)	180,000	4,500,000
		8,540,960
Data Centers — 3.8%
DigitalBridge Group, Inc. - Series H, 7.13%	240,000	5,160,000
DigitalBridge Group, Inc. - Series I, 7.15%	182,664	3,837,771
DigitalBridge Group, Inc., Series J, 7.13%	11,739	244,875
		9,242,646
Diversified — 4.9%
Armada Hoffler Properties, Inc. - Series A, 6.75%	320,000	6,460,800
CTO Realty Growth, Inc. - Series A, 6.38%	297,333	5,250,901
		11,711,701
Healthcare — 3.1%
Global Medical REIT, Inc. - Series A, 7.50%	311,134	7,383,210

Hotels — 21.0%
Chatham Lodging Trust - Series A, 6.63%	190,000	3,782,900
DiamondRock Hospitality Company - Series A, 8.25%	66,410	1,692,127
Hersha Hospitality Trust - Series C, 6.88%	56,364	1,400,082
Hersha Hospitality Trust - Series D, 6.50%	110,000	2,733,500

The accompanying notes are an integral part of the financial statements.

WESTWOOD SALIENT SELECT INCOME FUND
OCTOBER 31, 2023

PREFERRED STOCKS* — continued
	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Hotels — continued
Hersha Hospitality Trust - Series E, 6.50%	167,564	$4,163,965
Pebblebrook Hotel Trust - Series E, 6.38%	62,559	1,144,830
Pebblebrook Hotel Trust - Series F, 6.30%	242,066	4,410,443
Pebblebrook Hotel Trust - Series G, 6.38%	250,000	4,415,000
Pebblebrook Hotel Trust - Series H, 5.70%	399,548	6,428,727
RLJ Lodging Trust - Series A, 7.80%	375,000	8,850,000
Summit Hotel Properties, Inc. - Series E, 6.25%	283,000	5,094,000
Summit Hotel Properties, Inc. - Series F, 5.88%	158,938	2,910,155
Sunstone Hotel Investors, Inc. - Series H, 6.13%	166,508	3,441,720
		50,467,449
Industrial — 3.3%
LXP Industrial Trust - Series C, 6.50%	190,000	8,014,200

Manufactured Homes — 0.9%
UMH Properties, Inc., 6.38%	111,895	2,277,063

Mortgage — 1.8%
KKR Real Estate Finance Trust, Inc. - Series A, 6.50%	258,285	4,210,045

Residential — 3.7%
American Homes 4 Rent - Series G, 5.88%	345,000	7,362,300
American Homes 4 Rent - Series H, 6.25%	71,000	1,587,560
		8,949,860
Retail — 4.8%
Regency Centers Corporation - Series A, 6.25%	322,000	7,425,320
Regency Centers Corporation - Series B, 5.88%	190,000	4,098,300
		11,523,620
Shopping Centers — 8.2%
RPT Realty - Series D, 7.25%	180,000	9,086,400
Saul Centers, Inc. - Series D, 6.13%	381,000	7,612,380
Saul Centers, Inc. - Series E, 6.00%	125,000	2,537,500
SITE Centers Corporation - Series A, 6.38%	25,000	497,250
		19,733,530
PREFERRED STOCKS* — continued
	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Single Tenant — 1.2%
Spirit Realty Capital, Inc. - Series A, 6.00%	130,000	$2,884,700

Specialized — 4.1%
CorEnergy Infrastructure Trust, Inc. - Series A, 7.38%	18,734	82,805
EPR Properties - Series C, 5.75%	31,000	586,520
EPR Properties - Series E, 9.00%	280,000	7,159,572
EPR Properties - Series G, 5.75%	107,775	1,943,183
		9,772,080
Storage — 3.2%
National Storage Affiliates Trust - Series A, 6.00%	370,000	7,736,700

Total Preferred Stocks
(Cost $177,848,382)		$165,615,788

MONEY MARKET FUNDS — 4.8%
First American Government Obligations Fund - Class X, 5.28% (b)
(Cost $11,588,017)	11,588,017	$11,588,017

Investments at Value — 99.0%
(Cost $250,328,304)		$238,093,201

Other Assets in Excess of Liabilities — 1.0%		2,376,237

Net Assets — 100.0%		$240,469,438

REIT - Real Estate Investment Trust

*	Securities listed have a perpetual maturity.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD BROADMARK TACTICAL GROWTH FUND
OCTOBER 31, 2023

SCHEDULE OF INVESTMENTS
EXCHANGE-TRADED FUNDS — 20.0%
	Shares	Value
Invesco S&P 500 Equal Weight ETF
(Cost $54,552,310)	356,907	$48,478,678

MONEY MARKET FUNDS — 78.5%
First American Government Obligations Fund - Class X, 5.28% (a)
(Cost $190,170,747)	190,170,747	$190,170,747

Investments at Value — 98.5%
(Cost $244,723,057)		$238,649,425

Other Assets in Excess of Liabilities — 1.5%		3,665,905

Net Assets — 100.0%		$242,315,330

ETF - Exchange-Traded Funds

S&P - Standard & Poor

(a)	The rate shown is the 7-day effective yield as of October 31, 2023.

SCHEDULE OF FUTURES CONTRACTS^
FUTURES CONTRACTS SOLD SHORT
				Value/
		Expiration	Notional	Unrealized
	Contracts	Date	Value	Appreciation*
Index Futures
E-Mini S&P 500® Futures	301	12/15/2023	$63,394,363	$3,356,008

^	Cash has been pledged as collateral for futures contracts held by the Fund.

*	Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through October 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The average monthly notional value of futures contracts sold short during the ten months ended October 31, 2023 was $14,006,721.

The accompanying notes are an integral part of the financial statements.

WESTWOOD BROADMARK TACTICAL PLUS FUND
OCTOBER 31, 2023

PURCHASED OPTION CONTRACTS — 0.1%
	Strike		Notional
	Price	Contracts	Value	Value
Call Option Contracts — 0.1%
E-Mini S&P® 500 European Style Weekly Future Option, 11/03/23 (a)
(Cost $41,410)	$4,240.00	105	$22,114,313	$98,438

SCHEDULE OF INVESTMENTS
MONEY MARKET FUNDS — 97.7%
			Shares	Value
First American Government Obligations Fund - Class X, 5.28% (b)
(Cost $75,629,282)			75,629,282	$75,629,282

Investments at Value — 97.8%
(Cost $75,670,692)				$75,727,720

Other Assets in Excess of Liabilities — 2.2%				1,662,191

Net Assets — 100.0%				$77,389,911

(a)	All or a portion of the security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of October 31, 2023.

The average monthly notional value of purchased option contracts during the ten months ended October 31, 2023 was $4,582,331.

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
WRITTEN OPTION CONTRACTS
	Strike		Notional	Value of
	Price	Contracts	Value	Options
Call Option Contracts
E-Mini S&P® 500 European Style Weekly Future Option, 11/03/23 (Premiums $35,435)	$4,280.00	105	$22,114,313	$36,487

The average monthly notional value of written option contracts during the ten months ended October 31, 2023 was $2,211,431.

SCHEDULE OF FUTURES CONTRACTS^
FUTURES CONTRACTS SOLD SHORT
				Value/
		Expiration	Notional	Unrealized
	Contracts	Date	Value	Appreciation*
Index Futures
E-Mini S&P 500® Futures	137	12/15/23	$28,853,913	$875,603

^	Cash has been pledged as collateral for futures contracts held by the Fund.

*	Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through October 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The average monthly notional value of futures sold short during the ten months ended October 31, 2023 was $4,834,794.

The average monthly notional value of futures purchased during the ten months ended October 31, 2023 was $23,908,407.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

				Westwood	Westwood
	Westwood		Westwood	Quality	Quality
	Quality Value		Quality MidCap	SMidCap	SmallCap
	Fund		Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$150,171,342		$1,596,623	$269,124,895	$1,028,830,470
At value (Note 2)	$185,407,330		$1,542,391	$283,951,951	$1,045,816,734
Receivable for capital shares sold	—		—	452,055	596,074
Receivable for investment securities sold	—		—	—	2,280,899
Receivable from adviser	—		1,076	—	—
Dividends and interest receivable	67,308		753	124,140	316,085
Other assets	30,484		2,430	23,930	43,084
Total assets	185,505,122		1,546,650	284,552,076	1,049,052,876
LIABILITIES
Payable for capital shares redeemed	147,434		—	202,745	544,279
Payable for investment securities purchased	—		4,566	1,644,151	8,626,015
Payable to Adviser, net of waivers (Note 4)	73,779		—	137,308	602,177
Payable to administrator (Note 4)	4,911		803	6,164	21,416
Accrued administrative servicing fees—Institutional Shares (Note 4)	37,798		89	81,226	115,852
Payable for distribution fees—A Class Shares (Note 4)	290		—	—	2,746
Payable for distribution fees—C Class Shares (Note 4)	241		—	—	3,085
Other accrued expenses	17,909		14,871	19,340	31,119
Total liabilities	282,362		20,329	2,090,934	9,946,689
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—		—	—	—
NET ASSETS	$185,222,760		$1,526,321	$282,461,142	$1,039,106,187
NET ASSETS CONSIST OF:
Paid-in capital	$145,763,691		$1,557,649	$262,971,105	$994,274,490
Distributable earnings (accumulated deficit)	39,459,069		(31,328)	19,490,037	44,831,697
NET ASSETS	$185,222,760		$1,526,321	$282,461,142	$1,039,106,187
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$183,878,183		$1,526,321	$167,876,923	$427,773,622
Institutional Shares of beneficial interest outstanding	14,990,604		158,539	13,033,192	23,689,892
Net asset value, offering price and redemption price per share (Note 1)	$12.27		$9.63	$12.88	$18.06
A CLASS SHARES
Net assets applicable to A Class Shares	$1,217,959		N/A	N/A	$2,161,491
A Class Shares of beneficial interest outstanding	98,787		N/A	N/A	120,175
Net asset value and redemption price per share (Note 1)	$12.33		N/A	N/A	$17.99
Maximum sales charge	3.00%		N/A	N/A	4.00%
Maximum offering price per share	$12.71		N/A	N/A	$18.74
C CLASS SHARES
Net assets applicable to C Class Shares	$125,682		N/A	N/A	$1,028,967
C Class Shares of beneficial interest outstanding	10,481		N/A	N/A	57,790
Net asset value, offering price and redemption price per share (Note 1)	$11.99		N/A	N/A	$17.81
ULTRA SHARES
Net assets applicable to Ultra Shares	$936		N/A	$114,584,219	$608,142,107
Ultra Shares of beneficial interest outstanding	76		N/A	8,894,923	33,634,275
Net asset value, offering price and redemption price per share (Note 1)	$12.26	*	N/A	$12.88	$18.08

*	Net Assets divided by Shares do not calculate to state Net Asset Value because Net Assets and Shares are shown rounded.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

			Westwood
	Westwood	Westwood	Income	Westwood
	Quality AllCap	Total Return	Opportunity	High Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$20,744,100	$106,574,828	$499,742,754	$109,076,417
At value (Note 2)	$20,343,733	$109,958,776	$501,104,008	$100,153,752
Receivable for capital shares sold	—	20,000	82,276	1,793
Receivable for investment securities sold	—	433,705	8,893,123	525,802
Dividends and interest receivable	7,630	900,672	4,864,877	1,556,300
Reclaims receivable	—	11,178	62,056	23,302
Other assets	19,265	15,811	51,818	25,548
Total assets	20,370,628	111,340,142	515,058,158	102,286,497
LIABILITIES
Payable for capital shares redeemed	—	23,401	544,762	39,854
Payable for investment securities purchased	—	—	4,920,143	511,199
Payable to Adviser, net of waivers (Note 4)	3,895	21,210	284,106	600,195
Payable to administrator (Note 4)	1,234	2,987	14,761	2,871
Accrued administrative servicing fees—Institutional Shares (Note 4)	52	—	62,484	3,268
Payable for distribution fees—A Class Shares (Note 4)	—	32	18,796	3,436
Payable for distribution fees—C Class Shares (Note 4)	—	137	57,054	414
Other accrued expenses	15,117	20,550	27,461	21,162
Total liabilities	20,298	68,317	5,929,567	1,182,399
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—	—	—
NET ASSETS	$20,350,330	$111,271,825	$509,128,591	$101,104,098
NET ASSETS CONSIST OF:
Paid-in capital	$20,172,364	$111,685,803	$542,734,057	$125,712,200
Distributable earnings (accumulated deficit)	177,966	(413,978)	(33,605,466)	(24,608,102)
NET ASSETS	$20,350,330	$111,271,825	$509,128,591	$101,104,098
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$197,294	$111,062,875	$391,660,849	$93,810,176
Institutional Shares of beneficial interest outstanding	19,696	18,456,185	37,436,127	10,604,302
Net asset value, offering price and redemption price per share (Note 1)	$10.02	$6.02	$10.46	$8.85
A CLASS SHARES
Net assets applicable to A Class Shares	N/A	$144,051	$44,317,887	$7,095,180
A Class Shares of beneficial interest outstanding	N/A	23,998	4,240,723	797,991
Net asset value and redemption price per share (Note 1)	N/A	$6.00	$10.45	$8.89
Maximum sales charge	N/A	3.00%	3.00%	3.00%
Maximum offering price per share	N/A	$6.19	$10.77	$9.16
C CLASS SHARES
Net assets applicable to C Class Shares	N/A	$64,899	$11,625,869	$198,742
C Class Shares of beneficial interest outstanding	N/A	10,809	1,118,004	22,289
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.00	$10.40	$8.92
ULTRA SHARES
Net assets applicable to Ultra Shares	$20,153,036	N/A	$61,523,986	N/A
Ultra Shares of beneficial interest outstanding	2,011,564	N/A	5,882,649	N/A
Net asset value, offering price and redemption price per share (Note 1)	$10.02	N/A	$10.46	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

		Westwood
	Westwood	Salient Global	Westwood
	Alternative	Real Estate	Salient Select
	Income Fund	Fund	Income Fund
ASSETS
Investments in securities:
At cost	$141,435,552	$17,654,795	$250,328,304
At value (Note 2)	$137,593,883	$16,660,512	$238,093,201
Unrealized appreciation on swap agreements	3,110,536	—	—
Receivable for capital shares sold	2,202	—	345,646
Receivable for investment securities sold	—	—	7,989,210
Cash collateral for option contracts	101,972	—	—
Dividends and interest receivable	904,405	22,089	282,546
Reclaim receivable	—	4,942	140
Other assets	21,613	22,895	80,164
Total assets	141,734,611	16,710,438	246,790,907
LIABILITIES
Unrealized depreciation on swap agreements	144,491	—	—
Payable for capital shares redeemed	39,133	2,065	252,648
Payable for investment securities purchased	—	—	5,771,505
Payable to Adviser, net of waivers (Note 4)	10,710	7,589	165,834
Payable to administrator (Note 4)	3,433	1,628	8,600
Accrued administrative servicing fees —Institutional Shares (Note 4)	20,024	171	13,004
Accrued administrative servicing fees —A Class Shares	—	1,985	3,643
Payable for distribution fees—A Class Shares (Note 4)	10	9,442	63,759
Payable for distribution fees—C Class Shares (Note 4)	1,203	1,824	20,556
Other accrued expenses	46,310	18,719	21,920
Total liabilities	265,314	43,423	6,321,469
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—	—
NET ASSETS	$141,469,297	$16,667,015	$240,469,438
NET ASSETS CONSIST OF:
Paid-in capital	$156,995,159	$43,278,361	$252,799,487
Accumulated deficit	(15,525,862)	(26,611,346)	(12,330,049)
NET ASSETS	$141,469,297	$16,667,015	$240,469,438

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

		Westwood
	Westwood	Salient Global	Westwood
	Alternative	Real Estate	Salient Select
	Income Fund	Fund	Income Fund
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$86,792,714	$1,837,769	$139,522,765
Institutional Shares of beneficial interest outstanding	9,508,279	170,160	8,384,243
Net asset value, offering price and redemption price per share (Note 1)	$9.13	$10.80	$16.64
A CLASS SHARES
Net assets applicable to A Class Shares	$33,680	$13,870,673	$95,619,308
A Class Shares of beneficial interest outstanding	3,694	1,278,938	5,722,749
Net asset value and redemption price per share (Note 1)	$9.12	$10.85	$16.71
Maximum sales charge	3.00%	3.00%	3.00%
Maximum offering price per share	$9.40	$11.19	$17.23
C CLASS SHARES
Net assets applicable to C Class Shares	$443,173	$958,573	$5,327,365
C Class Shares of beneficial interest outstanding	48,566	88,722	330,833
Net asset value, offering price and redemption price per share (Note 1)	$9.13	$10.80	$16.10
ULTRA SHARES
Net assets applicable to Ultra Shares	$54,199,730	N/A	N/A
Ultra Shares of beneficial interest outstanding	5,937,921	N/A	N/A
Net asset value, offering price and redemption price per share (Note 1)	$9.13	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood	Westwood
	Broadmark	Broadmark
	Tactical Growth	Tactical Plus
	Fund	Fund
ASSETS
Investments in securities:
At cost	$244,723,057	$75,670,692
At value (Note 2)	$238,649,425	$75,727,720
Receivable for capital shares sold	170,940	15,616
Cash collateral for futures contracts	3,708,320	1,563,988
Dividends receivable	801,670	328,418
Reclaims receivable	20	2,090
Other assets	98,607	59,164
Total assets	243,428,982	77,696,996
LIABILITIES
Written call options, at value (Notes 1 & 4) (premiums received $—, $35,435)	—	36,487
Variation margin payable on futures contracts	398,825	181,525
Payable for capital shares redeemed	392,280	—
Payable to Adviser, net of waivers (Note 4)	225,916	56,270
Payable to administrator (Note 4)	7,206	2,237
Accrued administrative servicing fees — Institutional Shares (Note 4)	16,144	3,639
Accrued administrative servicing fees — A Class Shares (Note 4)	5,672	140
Accrued administrative servicing fees — C Class Shares (Note 4)	—	64
Accrued administrative servicing fees — F Class Shares (Note 4)	—	5,847
Payable for distribution fees — A Class Shares (Note 4)	16,509	568
Payable for distribution fees — C Class Shares (Note 4)	32,919	1,967
Other accrued expenses	18,181	18,341
Total liabilities	1,113,652	307,085
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$242,315,330	$77,389,911
NET ASSETS CONSIST OF:
Paid-in capital	$239,455,825	$74,807,712
Distributable earnings	2,859,505	2,582,199
NET ASSETS	$242,315,330	$77,389,911
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$215,512,007	$36,168,552
Institutional Shares of beneficial interest outstanding	8,163,741	3,060,497
Net asset value, offering price and redemption price per share (Note 1)	$26.40	$11.82
A CLASS SHARES
Net assets applicable to A Class Shares	$20,551,090	$616,941
A Class Shares of beneficial interest outstanding	836,437	53,279
Net asset value and redemption price per share (Note 1)	$24.57	$11.58
Maximum sales charge	3.00%	3.00%
Maximum offering price per share	$25.33	$11.94
C CLASS SHARES
Net assets applicable to C Class Shares	$6,252,233	$405,249
C Class Shares of beneficial interest outstanding	277,867	37,700
Net asset value, offering price and redemption price per share (Note 1)	$22.50	$10.75
F CLASS SHARES
Net assets applicable to F Class Shares	N/A	$40,199,169
F Class Shares of beneficial interest outstanding	N/A	3,316,220
Net asset value, offering price and redemption price per share (Note 1)	N/A	$12.12

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

			Westwood	Westwood
	Westwood	Westwood	Quality	Quality
	Quality Value	Quality MidCap	SMidCap	SmallCap
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $3,784, $—, $2,223, and $29,368, respectively)	$5,101,683	$20,096	$5,280,181	$25,116,588

EXPENSES
Investment management fees (Note 4)	1,201,960	5,673	2,185,109	9,187,510
Administrative service plan fees - Institutional Shares (Note 4)	164,611	394	322,247	604,134
Distribution fees - A Class Shares (Note 4)	3,291	—	—	8,586
Distribution fees - C Class Shares (Note 4)	1,305	—	—	6,916
Administration fees (Note 4)	48,002	2,665	59,290	219,983
Registration and filing fees	55,165	2,717	38,474	95,096
Legal fees	20,472	81	23,558	87,470
Trustees’ fees and expenses (Note 4)	17,647	421	21,281	77,193
Audit and tax services fees	15,618	14,915	14,128	16,689
Custody fees	7,155	2,811	8,836	22,767
Transfer agent fees (Note 4)	22,528	10,032	12,636	34,347
Borrowing costs (Note 2)	26,559	—	5,145	15,981
Insurance expense	4,913	2,997	5,268	10,753
Compliance fees (Note 4)	4,656	137	5,720	20,916
Other expenses	53,329	13,898	41,473	173,055
Total expenses	1,647,211	56,741	2,743,165	10,581,396
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(131,653)	(50,674)	(434,607)	(1,421,371)
Net expenses	1,515,558	6,067	2,308,558	9,160,025

NET INVESTMENT INCOME	3,586,125	14,029	2,971,623	15,956,563

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investment transactions	5,347,467	27,508	3,559,948	33,103,930
Net realized losses from foreign currency transactions	—	—	—	(3,073)
Net change in unrealized appreciation (depreciation) on investment transactions	(8,388,235)	(45,245)	(1,947,002)	(62,278,167)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	(3,040,768)	(17,737)	1,612,946	(29,177,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$545,357	$(3,708)	$4,584,569	$(13,220,747)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

			Westwood
	Westwood	Westwood	Income	Westwood
	Quality AllCap	Total Return	Opportunity	High Income
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $432, $16,230, $50,988, and $10,272, respectively)	$450,510	$1,924,685	$7,129,319	$839,968
Interest income (net of foreign withholding tax of $—, $9,489, $55,348, and $19,807, respectively)	—	3,079,152	18,381,069	5,630,086
Total investment income	450,510	5,003,837	25,510,388	6,470,054

EXPENSES
Investment management fees (Note 4)	100,328	436,147	3,950,745	627,252
Administrative service plan fees - Institutional Shares (Note 4)	73	—	348,498	18,529
Distribution fees - A Class Shares (Note 4)	—	91	125,003	13,324
Distribution fees - C Class Shares (Note 4)	—	704	126,916	2,064
Administration fees (Note 4)	4,728	25,228	160,043	21,452
Registration and filing fees	32,311	50,996	63,809	50,351
Legal fees	1,759	10,000	50,054	8,461
Trustees’ fees and expenses (Note 4)	1,935	9,261	44,081	7,897
Audit and tax services fees	12,982	15,289	17,817	15,127
Custody fees	3,304	5,429	21,910	8,403
Transfer agent fees (Note 4)	10,246	11,549	28,035	11,388
Borrowing costs (Note 2)	873	2,959	18,869	1,303
Insurance expense	3,157	3,919	8,221	3,779
Compliance fees (Note 4)	546	2,508	11,627	2,149
Other expenses	25,684	47,285	108,665	51,790
Total expenses	197,926	621,365	5,084,293	843,269
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(96,664)	(119,461)	—	(76,545)
Net expenses	101,262	501,904	5,084,293	766,724

NET INVESTMENT INCOME	349,248	4,501,933	20,426,095	5,703,330

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	920,915	(4,130,350)	(35,038,374)	(4,636,082)
Net realized gains from foreign currency transactions	—	—	263	—
Net change in unrealized appreciation (depreciation) on investment transactions and foreign currency translations	(823,745)	3,013,984	33,959,301	3,184,796
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	97,170	(1,116,366)	(1,078,810)	(1,451,286)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$446,418	$3,385,567	$19,347,285	$4,252,044

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

Westwood
Alternative
Income
Fund
INVESTMENT INCOME
Dividend income	$261,763
Interest income	4,430,450
Total investment income	4,692,213

EXPENSES
Investment management fees (Note 4)	292,274
Administrative service plan fees - Institutional Shares (Note 4)	99,098
Distribution fees - A Class Shares (Note 4)	84
Distribution fees - C Class Shares (Note 4)	2,687
Administration fees (Note 4)	36,214
Registration and filing fees	63,059
Legal fees	16,953
Trustees’ fees and expenses (Note 4)	10,735
Audit and tax service fees	20,403
Custody fees	116,070
Transfer agent fees (Note 4)	11,312
Borrowing costs (Note 2)	11,807
Insurance expense	4,172
Compliance fees (Note 4)	2,792
Other expenses	62,650
Total expenses	750,310
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(344,139)
Contractual management fee waived by Adviser (Note 4)	(14,147)
Net expenses	392,024

NET INVESTMENT INCOME	4,300,189
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS, FUTURES, AND SWAPS
Net realized gains from investment transactions	1,067,914
Net realized losses from purchased option contracts (Note 5)	(484,123)
Net realized gains from short futures contracts (Note 5)	69,976
Net realized losses from swap transactions	(3,293,249)
Net change in unrealized appreciation (depreciation) on investment transactions	260,885
Net change in unrealized appreciation (depreciation) on purchased option contracts	213,882
Net change in unrealized appreciation (depreciation) on short futures contracts	(83,655)
Net change in unrealized appreciation (depreciation) on swap transactions	4,006,171
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS, OPTIONS, FUTURES, AND SWAPS	1,757,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,057,990

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF OPERATIONS

	Westwood	Westwood	Westwood	Westwood
	Salient Global	Salient Global	Salient	Salient
	Real Estate	Real Estate	Select Income	Select Income
	Fund(1)	Fund(2)	Fund(1)	Fund(2)
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $40,342, $37,130, $—and $8,414, respectively)	$468,554	$810,835	$12,167,621	$12,220,714
Interest income	—	95	—	894
Other income	—	2,714	—	31,600
Total investment income	468,554	813,644	12,167,621	12,253,208

EXPENSES
Investment management fees (Note 4)	127,667	244,911	1,574,496	2,545,225
Administrative service plan fees - Institutional Shares (Note 4)	2,202	1,682	39,780	68,168
Administrative service plan fees - A Class Shares (Note 4)	3,658	39,557	24,339	224,509
Administrative service plan fees - C Class Shares (Note 4)	2,202	3,678	11,755	22,554
Administrative service plan fees - Investor Shares (Note 4)	—	823	—	12,639
Distribution fees - A Class Shares (Note 4)	32,880	48,765	215,858	276,524
Distribution fees - C Class Shares (Note 4)	6,608	10,609	35,264	64,177
Distribution fees - Investor Shares (Note 4)	—	1,293	—	20,473
Administration fees (Note 4)	3,182	23,765	55,157	175,860
Registration and filing fees	33,796	61,212	49,798	81,282
Legal fees	1,547	14,163	25,260	154,555
Trustees’ fees and expenses (Note 4)	1,426	8,983	14,965	92,870
Audit and tax services fees	13,773	10,074	14,941	17,428
Custody fees	10,339	4,389	5,539	8,136
Transfer agent fees (Note 4)	13,004	11,680	25,670	48,097
Borrowing costs (Note 2)	—	—	—	229,396
Insurance expense	1,576	6,027	8,107	61,972
Compliance fees and expenses (Note 4)	424	7,073	3,949	72,942
Other expenses	61,390	107,638	103,824	220,986
Total expenses	315,674	606,322	2,208,702	4,397,793
Prior management fees recouped by the Adviser (Note 4)	—	—	398,497	—
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(101,980)	(232,015)	(187,893)	(986,426)
Net expenses	213,694	374,307	2,419,306	3,411,367

NET INVESTMENT INCOME	254,860	439,337	9,748,315	8,841,841

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions and foreign currency transactions	(1,454,948)	(1,273,203)	4,468,437	(2,566,542)
Net change in unrealized appreciation (depreciation) on investment transactions and foreign currency translations	281,685	(5,505,436)	(13,271,953)	(46,688,258)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(1,173,263)	(6,778,639)	(8,803,516)	(49,254,800)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(918,403)	$(6,339,302)	$944,799	$(40,412,959)

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	For the Ten Months Ended October 31, 2023. Fund changed fiscal year to October 31.

(2)	For the Year Ended December 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF OPERATIONS

	Westwood	Westwood	Westwood	Westwood
	Broadmark	Broadmark	Broadmark	Broadmark
	Tactical Growth	Tactical Growth	Tactical Plus	Tactical Plus
	Fund(1)	Fund(2)	Fund(1)	Fund(2)
INVESTMENT INCOME
Dividend income	$8,269,745	$1,624,952	$3,081,747	$717,141
Interest income	—	2,176,678	—	497,919
Other income	—	30,068	—	582
Total investment income	8,269,745	3,831,698	3,081,747	1,215,642

EXPENSES
Investment management fees (Note 4)	2,360,831	3,345,788	896,984	1,050,299
Administrative service plan fees - Institutional Shares (Note 4)	56,252	134,656	29,132	29,718
Administrative service plan fees - A Class Shares (Note 4)	10,197	44,257	308	425
Administrative service plan fees - C Class Shares (Note 4)	14,476	20,730	288	1,555
Administrative service plan fees - F Class Shares (Note 4)	—	—	34,106	38,433
Administrative service plan fees - Investor Shares (Note 4)	—	13,493	—	—
Distribution fees - A Class Shares (Note 4)	49,978	54,046	1,269	1,433
Distribution fees - C Class Shares (Note 4)	43,427	61,090	3,381	3,766
Distribution fees - Investor Shares (Note 4)	—	22,008	—	—
Administration fees (Note 4)	65,736	196,474	20,871	55,032
Registration and filing fees	47,999	80,456	46,752	66,448
Legal fees	22,492	220,698	8,934	37,228
Trustees’ fees and expenses (Note 4)	16,365	104,219	5,054	25,554
Audit and tax services fees	12,954	13,284	13,630	17,111
Custody fees	4,263	1,676	2,829	5,256
Transfer agent fees (Note 4)	12,334	37,597	9,103	4,952
Insurance expense	9,557	71,147	3,277	15,523
Compliance fees and expenses (Note 4)	4,404	83,960	1,356	11,629
Other expenses	77,825	100,048	40,583	33,816
Total expenses	2,809,090	4,605,627	1,117,857	1,398,178
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	—	—	(349,534)	(513,949)
Net expenses	2,809,090	4,605,627	768,323	884,229

NET INVESTMENT INCOME (LOSS)	5,460,655	(773,929)	2,313,424	331,413

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF OPERATIONS

	Westwood	Westwood	Westwood	Westwood
	Broadmark	Broadmark	Broadmark	Broadmark
	Tactical Growth	Tactical Growth	Tactical Plus	Tactical Plus
	Fund(1)	Fund(2)	Fund(1)	Fund(2)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS, AND FUTURES
Net realized gains (losses) from investment transactions	$3,968,790	$17,763,599	$—	$(387,072)
Net realized gains from purchased option contracts	—	—	148,641	2,042,238
Net realized losses from written option contracts	—	—	(59,553)	(212,296)
Net realized gains (losses) from long futures contracts	—	—	964,180	(5,619,531)
Net realized gains (losses) from short futures contracts	(1,669,574)	(3,384,975)	(733,852)	13,156,845
Net change in unrealized appreciation (depreciation) on investment transactions	(7,257,258)	(39,614,284)	—	(10,537,055)
Net change in unrealized appreciation (depreciation) on purchased option contracts	—	—	97,755	40,727
Net change in unrealized appreciation (depreciation) on written option contracts	—	—	(1,053)	—
Net change in unrealized appreciation (depreciation) on long futures contracts	—	628,238	—	—
Net change in unrealized appreciation (depreciation) on short futures contracts	2,727,771	—	875,603	(26,183)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND FUTURES	(2,230,271)	(24,607,422)	1,291,721	(1,542,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,230,384	$(25,381,351)	$3,605,145	$(1,210,914)

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	For the Ten Months Ended October 31, 2023. Fund changed fiscal year to October 31.

(2)	For the Year Ended December 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Quality
	Value Fund		MidCap Fund		SMidCap Fund
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022 (a)	2023	2022
FROM OPERATIONS
Net investment income	$3,586,125	$3,559,413	$14,029	$5,737	$2,971,623	$2,093,486
Net realized gains (losses) on investments and foreign currency transactions	5,347,467	(1,266,952)	27,508	(16,968)	3,559,948	2,766,641
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(8,388,235)	(14,684,865)	(45,245)	(8,987)	(1,947,002)	(37,760,503)
Net increase (decrease) in net assets resulting from operations	545,357	(12,392,404)	(3,708)	(20,218)	4,584,569	(32,900,376)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(3,769,619)	(39,487,955)	(7,423)	—	(2,978,159)	(33,934,719)
A Class Shares	(15,237)	(130,582)	N/A	N/A	N/A	N/A
C Class Shares	(993)	(145)	N/A	N/A	N/A	N/A
Ultra Shares	(14)	—	N/A	N/A	(1,504,912)	(14,978,126)
Total distributions	(3,785,863)	(39,618,682)	(7,423)	—	(4,483,071)	(48,912,845)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	9,104,051	110,036,446	1,000,271	549,976	24,438,618	38,683,258
Reinvestment of dividends	2,563,928	27,161,720	7,423	—	2,977,375	33,838,985
Redeemed	(74,333,630)	(42,331,526)	—	—	(60,961,465)	(51,331,767)
Net increase (decrease) from Institutional Shares capital share transactions	(62,665,651)	94,866,640	1,007,694	549,976	(33,545,472)	21,190,476
A Class Shares
Issued	344,714	610,758	N/A	N/A	N/A	N/A
Reinvestment of dividends	15,237	130,582	N/A	N/A	N/A	N/A
Redeemed	(523,461)	(26,195)	N/A	N/A	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	(163,510)	715,145	N/A	N/A	N/A	N/A
C Class Shares
Issued	39,816	101,679	N/A	N/A	N/A	N/A
Reinvestment of dividends	993	145	N/A	N/A	N/A	N/A
Redeemed	(10,356)	—	N/A	N/A	N/A	N/A
Net increase from C Class Shares capital share transactions	30,453	101,824	N/A	N/A	N/A	N/A
Ultra Shares
Issued	1,000	N/A	N/A	N/A	39,329,150	10,477,959
Reinvestment of dividends	14	N/A	N/A	N/A	1,504,912	14,978,126
Redeemed	—	N/A	N/A	N/A	(15,423,693)	(12,750,424)
Net increase from Ultra Shares capital share transactions	1,014	N/A	N/A	N/A	25,410,369	12,705,661
Net increase (decrease) in net assets from capital share transactions	(62,797,694)	95,683,609	1,007,694	549,976	(8,135,103)	33,896,137
TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,038,200)	43,672,523	996,563	529,758	(8,033,605)	(47,917,084)
NET ASSETS
Beginning of period	251,260,960	207,588,437	529,758	—	290,494,747	338,411,831
End of period	$185,222,760	$251,260,960	$1,526,321	$529,758	$282,461,142	$290,494,747

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

(a)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Quality
	Value Fund		MidCap Fund		SMidCap Fund
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022 (a)	2023	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	719,073	7,869,019	102,831	54,943	1,845,362	2,912,499
Issued in reinvestment of dividends to shareholders	204,787	2,049,946	765	—	230,280	2,351,737
Redeemed	(5,881,810)	(3,339,361)	—	—	(4,676,059)	(3,919,333)
Net increase (decrease) in shares outstanding	(4,957,950)	6,579,604	103,596	54,943	(2,600,417)	1,344,903
Shares outstanding at beginning of period	19,948,554	13,368,950	54,943	—	15,633,609	14,288,706
Shares outstanding at end of period	14,990,604	19,948,554	158,539	54,943	13,033,192	15,633,609

A Class Shares
Sold	27,005	48,433	N/A	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,208	9,819	N/A	N/A	N/A	N/A
Redeemed	(40,919)	(2,033)	N/A	N/A	N/A	N/A
Net increase (decrease) in shares outstanding	(12,706)	56,219	N/A	N/A	N/A	N/A
Shares outstanding at beginning of period	111,493	55,274	N/A	N/A	N/A	N/A
Shares outstanding at end of period	98,787	111,493	N/A	N/A	N/A	N/A

C Class Shares
Sold	3,211	7,981	N/A	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	80	11	N/A	N/A	N/A	N/A
Redeemed	(816)	—	N/A	N/A	N/A	N/A
Net increase in shares outstanding	2,475	7,992	N/A	N/A	N/A	N/A
Shares outstanding at beginning of period	8,006	14	N/A	N/A	N/A	N/A
Shares outstanding at end of period	10,481	8,006	N/A	N/A	N/A	N/A

Ultra Shares
Sold	75	N/A	N/A	N/A	3,038,302	733,794
Issued in reinvestment of dividends to shareholders	1	N/A	N/A	N/A	116,635	1,040,385
Redeemed	—	N/A	N/A	N/A	(1,153,074)	(952,530)
Net increase in shares outstanding	76	N/A	N/A	N/A	2,001,863	821,649
Shares outstanding at beginning of period	—	N/A	N/A	N/A	6,893,060	6,071,411
Shares outstanding at end of period	76	N/A	N/A	N/A	8,894,923	6,893,060

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

(a)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022	2023	2022
FROM OPERATIONS
Net investment income	$15,956,563	$10,416,497	$349,248	$338,557	$4,501,933	$3,339,733
Net realized gains (losses) on investments and foreign currency transactions	33,100,857	34,401,123	920,915	(595,695)	(4,130,350)	(14,057)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(62,278,167)	(162,632,712)	(823,745)	(751,670)	3,013,984	(21,595,272)
Net increase (decrease) in net assets resulting from operations	(13,220,747)	(117,815,092)	446,418	(1,008,808)	3,385,567	(18,269,596)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(16,723,396)	(26,825,452)	(9,305)	(2,388)	(4,093,691)	(12,027,441)
A Class Shares	(180,873)	(69,757)	N/A	N/A	(1,118)	(585)
C Class Shares	(19,411)	(34,797)	N/A	N/A	(1,381)	(6,552)
Ultra Shares	(20,405,337)	(24,288,100)	(356,874)	(113,039)	N/A	N/A
Total distributions	(37,329,017)	(51,218,106)	(366,179)	(115,427)	(4,096,190)	(12,034,578)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	86,126,162	120,733,963	43,080	49,976	14,913,060	30,276,927
Reinvestment of dividends	15,875,942	25,833,286	9,305	2,388	4,015,048	11,995,434
Redeemed	(130,270,468)	(173,067,644)	(420,000)	—	(31,123,819)	(31,738,749)
Net increase (decrease) from Institutional Shares capital share transactions	(28,268,364)	(26,500,395)	(367,615)	52,364	(12,195,711)	10,533,612
A Class Shares
Issued	4,741,194	1,106,597	N/A	N/A	130,736	22,317
Reinvestment of dividends	179,473	69,757	N/A	N/A	1,020	585
Redeemed	(3,968,342)	(876,212)	N/A	N/A	(10,869)	(248)
Net increase from A Class Shares capital share transactions	952,325	300,142	N/A	N/A	120,887	22,654
C Class Shares
Issued	531,871	29,276	N/A	N/A	108,068	88,608
Reinvestment of dividends	19,351	31,748	N/A	N/A	1,381	6,552
Redeemed	(198,654)	(71,932)	N/A	N/A	(97,503)	(89,401)
Net increase (decrease) from C Class Shares capital share transactions	352,568	(10,908)	N/A	N/A	11,946	5,759

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022	2023	2022
Ultra Shares
Issued	$204,933,278	$197,226,122	$534,109	$2,498,217	N/A	N/A
Reinvestment of dividends	19,108,062	22,576,808	356,874	113,039	N/A	N/A
Redeemed	(96,958,597)	(130,219,961)	(2,555,865)	(1,481,129)	N/A	N/A
Net increase (decrease) from Ultra Shares capital share transactions	127,082,743	89,582,969	(1,664,882)	1,130,127	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	100,119,272	63,371,808	(2,032,497)	1,182,491	(12,062,878)	10,562,025
TOTAL INCREASE (DECREASE) INCREASE IN NET ASSETS	49,569,508	(105,661,390)	(1,952,258)	58,256	(12,773,501)	(19,742,149)
NET ASSETS
Beginning of year	989,536,679	1,095,198,069	22,302,588	22,244,332	124,045,326	143,787,475
End of year	$1,039,106,187	$989,536,679	$20,350,330	$22,302,588	$111,271,825	$124,045,326

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022	2023	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	4,544,630	6,176,952	4,274	4,900	2,387,764	4,554,074
Issued in reinvestment of dividends to shareholders	843,146	1,201,430	916	225	650,863	1,716,992
Redeemed	(6,911,021)	(8,838,361)	(40,619)	—	(4,954,271)	(4,675,931)
Net increase (decrease) in shares outstanding	(1,523,245)	(1,459,979)	(35,429)	5,125	(1,915,644)	1,595,135
Shares outstanding at beginning of year	25,213,137	26,673,116	55,125	50,000	20,371,829	18,776,694
Shares outstanding at end of year	23,689,892	25,213,137	19,696	55,125	18,456,185	20,371,829

A Class Shares
Sold	242,058	57,169	N/A	N/A	21,597	3,439
Issued in reinvestment of dividends to shareholders	9,556	3,251	N/A	N/A	166	90
Redeemed	(214,005)	(44,861)	N/A	N/A	(1,788)	(42)
Net increase in shares outstanding	37,609	15,559	N/A	N/A	19,975	3,487
Shares outstanding at beginning of year	82,566	67,007	N/A	N/A	4,023	536
Shares outstanding at end of year	120,175	82,566	N/A	N/A	23,998	4,023

C Class Shares
Sold	29,355	1,425	N/A	N/A	17,267	12,524
Issued in reinvestment of dividends to shareholders	1,035	1,494	N/A	N/A	225	930
Redeemed	(10,613)	(3,931)	N/A	N/A	(15,829)	(13,921)
Net increase (decrease) in shares outstanding	19,777	(1,012)	N/A	N/A	1,663	(467)
Shares outstanding at beginning of year	38,013	39,025	N/A	N/A	9,146	9,613
Shares outstanding at end of year	57,790	38,013	N/A	N/A	10,809	9,146

Ultra Shares
Sold	10,760,890	10,042,232	51,176	249,069	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,014,667	1,048,676	35,125	10,648	N/A	N/A
Redeemed	(5,173,649)	(7,065,843)	(243,514)	(141,309)	N/A	N/A
Net increase (decrease) in shares outstanding	6,601,908	4,025,065	(157,213)	118,408	N/A	N/A
Shares outstanding at beginning of year	27,032,367	23,007,302	2,168,777	2,050,369	N/A	N/A
Shares outstanding at end of year	33,634,275	27,032,367	2,011,564	2,168,777	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High		Westwood Alternative
	Opportunity Fund		Income Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022	2023	2022
FROM OPERATIONS
Net investment income	$20,426,095	$19,142,174	$5,703,330	$4,346,280	$4,300,189	$3,031,301
Net realized gains (losses) on investments, futures, purchased options, swap agreements and foreign currency transactions	(35,038,111)	(1,587,387)	(4,636,082)	(1,205,135)	(2,639,482)	6,677,384
Net change in unrealized appreciation (depreciation) on investments, purchased options, swap agreements and foreign currency translations	33,959,301	(142,557,732)	3,184,796	(16,901,273)	4,397,283	(14,130,214)
Net increase (decrease) in net assets resulting from operations	19,347,285	(125,002,945)	4,252,044	(13,760,128)	6,057,990	(4,421,529)
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(17,315,754)	(82,688,706)	(5,297,552)	(4,328,768)	(10,467,327)	(1,650,351)
A Class Shares	(1,651,574)	(6,456,020)	(267,232)	(90,847)	(5,106)	(1,010)
C Class Shares	(328,686)	(1,304,828)	(8,822)	(6,969)	(29,517)	(989)
Ultra Shares	(1,392,781)	N/A	N/A	N/A	(11,434,466)	(3,424,654)
From return of capital
Institutional Shares	—	—	—	—	(571,062)	—
A Class Shares	—	—	—	—	(279)	—
C Class Shares	—	—	—	—	(1,610)	—
Ultra Shares	—	N/A	N/A	N/A	(623,825)	—
Total distributions	(20,688,795)	(90,449,554)	(5,573,606)	(4,426,584)	(23,133,192)	(5,077,004)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	53,359,284	141,954,917	14,912,793	43,338,245	59,137,372	50,924,775
Reinvestment of dividends	16,747,625	77,994,988	5,224,536	4,293,860	11,038,264	1,650,350
Proceeds from redemption fees	—	—	—	—	4,061	—
Redeemed	(261,438,623)	(259,349,308)	(21,894,900)	(27,604,544)	(42,566,506)	(35,727,633)
Net increase (decrease) from Institutional Shares capital share transactions	(191,331,714)	(39,399,403)	(1,757,571)	20,027,561	27,613,191	16,847,492
A Class Shares
Issued	5,516,681	16,556,183	5,132,380	2,072,385	—	11
Reinvestment of dividends	1,633,004	5,584,694	215,118	61,929	5,385	1,010
Proceeds from redemption fees	3,913	—	947	—	—	—
Redeemed	(17,948,667)	(13,064,332)	(322,313)	(1,040,595)	(388)	(34,079)
Net increase (decrease) from A Class Shares capital share transactions	(10,795,069)	9,076,545	5,026,132	1,093,719	4,997	(33,058)
C Class Shares
Issued	1,259,828	4,131,539	—	135,011	345,278	170,723
Reinvestment of dividends	328,617	1,304,828	8,822	6,969	31,127	989
Redeemed	(2,602,021)	(2,419,865)	(8,814)	(6,963)	(64,804)	(54,008)
Net increase (decrease) from C Class Shares capital share transactions	(1,013,576)	3,016,502	8	135,017	311,601	117,704

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High		Westwood Alternative
	Opportunity Fund		Income Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022	2023	2022
Ultra Shares
Issued	$64,406,281	N/A	N/A	N/A	$4,105,935	$18,133,075
Reinvestment of dividends	1,392,781	N/A	N/A	N/A	12,042,350	3,424,654
Proceeds from redemption fees	—	N/A	N/A	N/A	350	—
Redeemed	—	N/A	N/A	N/A	(41,769,748)	(54,926,341)
Net increase (decrease) from Ultra Shares capital share transactions	65,799,062	N/A	N/A	N/A	(25,621,113)	(33,368,612)
Net increase (decrease) in net assets from capital share transactions	(137,341,297)	(27,306,356)	3,268,569	21,256,297	2,308,676	(16,436,474)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(138,682,807)	(242,758,855)	1,947,007	3,069,585	(14,766,526)	(25,935,007)

NET ASSETS
Beginning of year	647,811,398	890,570,253	99,157,091	96,087,506	156,235,823	182,170,830
End of year	$509,128,591	$647,811,398	$101,104,098	$99,157,091	$141,469,297	$156,235,823

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High		Westwood Alternative
	Opportunity Fund		Income Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022	2023	2022
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	4,838,900	11,856,221	1,623,816	4,320,818	6,338,546	4,827,678
Issued in reinvestment of dividends to shareholders	1,545,353	6,245,895	571,313	441,285	1,206,506	154,968
Redeemed	(23,702,388)	(21,871,789)	(2,392,566)	(2,805,479)	(4,512,326)	(3,385,097)
Net increase (decrease) in shares outstanding	(17,318,135)	(3,769,673)	(197,437)	1,956,624	3,032,726	1,597,549
Shares outstanding at beginning of year	54,754,262	58,523,935	10,801,739	8,845,115	6,475,553	4,878,004
Shares outstanding at end of year	37,436,127	54,754,262	10,604,302	10,801,739	9,508,279	6,475,553

A Class Shares
Sold	499,718	1,384,742	551,412	205,334	—	1
Issued in reinvestment of dividends to shareholders	150,887	449,151	23,455	6,312	589	95
Redeemed	(1,638,857)	(1,108,390)	(34,837)	(105,050)	(42)	(3,113)
Net increase (decrease) in shares outstanding	(988,252)	725,503	540,030	106,596	547	(3,017)
Shares outstanding at beginning of year	5,228,975	4,503,472	257,961	151,365	3,147	6,164
Shares outstanding at end of year	4,240,723	5,228,975	797,991	257,961	3,694	3,147

C Class Shares
Sold	115,317	353,871	—	12,566	37,143	16,377
Issued in reinvestment of dividends to shareholders	30,526	104,760	957	712	3,399	93
Redeemed	(238,567)	(210,241)	(956)	(711)	(7,000)	(5,098)
Net increase (decrease) in shares outstanding	(92,724)	248,390	1	12,567	33,542	11,372
Shares outstanding at beginning of year	1,210,728	962,338	22,288	9,721	15,024	3,652
Shares outstanding at end of year	1,118,004	1,210,728	22,289	22,288	48,566	15,024

Ultra Shares
Sold	5,753,908	N/A	N/A	N/A	443,014	1,694,949
Issued in reinvestment of dividends to shareholders	128,741	N/A	N/A	N/A	1,316,438	320,452
Redeemed	—	N/A	N/A	N/A	(4,353,901)	(5,128,481)
Net increase (decrease) in shares outstanding	5,882,649	N/A	N/A	N/A	(2,594,449)	(3,113,080)
Shares outstanding at beginning of year	—	N/A	N/A	N/A	8,532,370	11,645,450
Shares outstanding at end of year	5,882,649	N/A	N/A	N/A	5,937,921	8,532,370

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Salient Global
	Real Estate Fund
	Ten Months
	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,
	2023(a)	2022	2021
FROM OPERATIONS
Net investment income	$254,860	$439,337	$240,771
Net realized gains (losses) on investments, and foreign currency transactions	(1,454,948)	(1,273,203)	174,473
Net change in unrealized appreciation (depreciation) on investments, and foreign currency translations	281,685	(5,505,436)	5,125,236
Net increase (decrease) in net assets resulting from operations	(918,403)	(6,339,302)	5,540,480
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(31,451)	(65,104)	(108,043)
A Class Shares	(202,138)	(339,643)	(610,288)
C Class Shares	(9,458)	(18,838)	(40,167)
Investor Shares	—	(8,930)	(20,156)
From return of capital
Institutional Shares	(11,986)	(9,386)	—
A Class Shares	(77,040)	(50,743)	—
C Class Shares	(3,604)	(2,716)	—
Total distributions	(335,677)	(495,360)	(778,654)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	59,527	473,444	414,944
Reinvestment of dividends	42,853	70,414	104,585
Redeemed	(769,167)	(736,257)	(761,028)
Net decrease from Institutional Shares capital share transactions	(666,787)	(192,399)	(241,499)
A Class Shares
Issued	78,445	1,082,573	1,291,792
Shares exchanged from Investor Class	—	375,371	—
Reinvestment of dividends	260,215	364,099	564,285
Redeemed	(1,752,978)	(3,395,911)	(2,570,791)
Net decrease from A Class Shares capital share transactions	(1,414,318)	(1,573,868)	(714,714)
C Class Shares
Issued	82,100	302,955	106,188
Reinvestment of dividends	10,654	17,334	33,904
Redeemed	(117,944)	(440,370)	(1,525,360)
Net decrease from C Class Shares capital share transactions	(25,190)	(120,081)	(1,385,268)

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Salient Global
	Real Estate Fund
	Ten Months
	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,
	2023(a)	2022	2021
Investor Shares
Issued	N/A	$135,493	$156,900
Reinvestment of dividends	N/A	8,318	19,694
Redeemed	N/A	(342,437)	(258,683)
Shares exchanged to A Class	N/A	(375,371)	—
Net decrease from Investor Shares capital share transactions	N/A	(573,997)	(82,089)
Net decrease in net assets from capital share transactions	(2,106,295)	(2,460,345)	(2,423,570)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,360,375)	(9,295,007)	2,338,256
NET ASSETS
Beginning of period	20,027,390	29,322,397	26,984,141
End of period	$16,667,015	$20,027,390	$29,322,397
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	5,031	37,995	28,202
Issued in reinvestment of dividends to shareholders	3,743	5,798	7,120
Redeemed	(64,872)	(59,582)	(54,522)
Net decrease in shares outstanding	(56,098)	(15,789)	(19,200)
Shares outstanding at beginning of period	226,258	242,047	261,247
Shares outstanding at end of period	170,160	226,258	242,047
A Class Shares
Sold	6,736	83,390	88,662
Issued in reinvestment of dividends to shareholders	22,646	30,062	38,237
Redeemed	(149,559)	(270,148)	(177,337)
Shares issued in connection with exchange of Investor Shares	—	31,545	—
Net decrease in shares outstanding	(120,177)	(125,151)	(50,438)
Shares outstanding at beginning of period	1,399,115	1,524,266	1,574,704
Shares outstanding at end of period	1,278,938	1,399,115	1,524,266
C Class Shares
Sold	6,559	21,373	7,606
Issued in reinvestment of dividends to shareholders	928	1,441	2,334
Redeemed	(9,992)	(35,931)	(106,308)
Net decrease in shares outstanding	(2,505)	(13,117)	(96,368)
Shares outstanding at beginning of period	91,227	104,344	200,712
Shares outstanding at end of period	88,722	91,227	104,344
Investor Shares
Sold	N/A	9,405	10,264
Issued in reinvestment of dividends to shareholders	N/A	662	1,329
Redeemed	N/A	(26,474)	(17,624)
Shares exchanged for A Class Shares	N/A	(31,415)	—
Net decrease in shares outstanding	N/A	(47,822)	(6,031)
Shares outstanding at beginning of period	N/A	47,822	53,853
Shares outstanding at end of period	N/A	—	47,822

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

(a)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Salient Select			Westwood Broadmark Tactical
	Income Fund			Growth Fund
	Ten Months			Ten Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,	October 31,	December 31,	December 31,
	2023(a)	2022	2021	2023(a)	2022	2021
FROM OPERATIONS
Net investment income	$9,748,315	$8,841,841	$6,427,292	$5,460,655	$(773,929)	$(2,855,140)
Net realized gains (losses) from investments and foreign currency transactions	4,468,437	(2,566,542)	24,820,465	2,299,216	14,378,624	16,348,249
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(13,271,953)	(46,688,258)	14,135,538	(4,529,487)	(38,986,046)	10,734,590
Net increase (decrease) in net assets resulting from operations	944,799	(40,412,959)	45,383,295	3,230,384	(25,381,351)	24,227,699
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(6,558,250)	(4,587,481)	(3,428,866)	—	(6,735,312)	(10,496,224)
A Class Shares	(4,856,495)	(3,780,834)	(2,483,810)	—	(818,486)	(814,205)
C Class Shares	(250,766)	(246,967)	(286,856)	—	(259,189)	(374,154)
Investor Shares	—	(226,733)	(184,886)	—	—	(177,353)
From return of capital
Institutional Shares	(257,080)	(2,929,176)	(5,123,177)	—	—	—
A Class Shares	(190,372)	(2,414,128)	(3,711,472)	—	—	—
C Class Shares	(9,830)	(157,692)	(428,613)	—	—	—
Investor Shares	—	(144,772)	(276,252)	—	—	—
Total distributions	(12,122,793)	(14,487,783)	(15,923,932)	—	(7,812,987)	(11,861,936)
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	52,986,286	39,575,329	43,271,792	47,886,289	86,724,446	96,155,344
Reinvestment of dividends	6,804,600	7,217,721	8,154,990	—	6,717,078	10,465,590
Redeemed	(22,299,802)	(54,098,954)	(83,181,120)	(71,540,822)	(129,638,672)	(71,483,992)
Net increase (decrease) from Institutional Shares capital share transactions	37,491,084	(7,305,904)	(31,754,338)	(23,654,533)	(36,197,148)	35,136,942
A Class Shares
Issued	6,702,953	5,804,611	18,328,003	2,367,336	5,969,905	8,716,333
Shares exchanged from Investor Class	—	7,912,733	—	—	7,335,253	—
Reinvestment of dividends	4,316,540	4,946,000	4,838,092	—	772,858	773,116
Redeemed	(15,244,259)	(17,663,523)	(33,400,624)	(9,156,328)	(6,388,881)	(6,065,762)
Net increase (decrease) from A Class Shares capital share transactions	(4,224,766)	999,821	(10,234,529)	(6,788,992)	7,689,135	3,423,687
C Class Shares
Issued	931,919	382,301	514,009	343,187	2,036,277	2,550,113
Reinvestment of dividends	242,036	367,092	646,337	—	254,902	368,966
Redeemed	(1,274,471)	(4,470,668)	(21,139,784)	(1,938,797)	(2,514,488)	(6,059,263)
Net decrease from C Class Shares capital share transactions	(100,516)	(3,721,275)	(19,979,438)	(1,595,610)	(223,309)	(3,140,184)

(a)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Salient Select			Westwood Broadmark Tactical
	Income Fund			Growth Fund
	Ten Months			Ten Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,	October 31,	December 31,	December 31,
	2023(a)	2022	2021	2023(a)	2022	2021
Investor Shares
Issued	N/A	$2,676,209	$2,773,196	N/A	$22,511,744	$1,820,343
Reinvestment of dividends	N/A	365,958	454,320	N/A	—	173,502
Redeemed	N/A	(3,295,504)	(3,209,882)	N/A	(19,381,817)	(5,449,827)
Shares exchanged to A Class	N/A	(7,912,733)	—	N/A	(7,335,253)	—
Net increase (decrease) from Investor Shares capital share transactions	N/A	(8,166,070)	17,634	N/A	(4,205,326)	(3,455,982)
Net increase (decrease) in net assets from capital share transactions	33,165,802	(18,193,428)	(61,950,671)	(32,039,135)	(32,936,648)	31,964,463
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,987,808	(73,094,170)	(32,491,308)	(28,808,751)	(66,130,986)	44,330,226
NET ASSETS
Beginning of period	218,481,630	291,575,800	324,067,108	271,124,081	337,255,067	292,924,841
End of period	$240,469,438	$218,481,630	$291,575,800	$242,315,330	$271,124,081	$337,255,067

CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	2,996,731	1,999,336	2,089,167	1,837,415	3,163,746	3,273,057
Issued in reinvestment of dividends to shareholders	393,446	393,116	388,814	—	257,656	360,385
Redeemed	(1,266,003)	(2,798,890)	(3,968,257)	(2,733,946)	(4,698,546)	(2,420,142)
Net increase (decrease) in shares outstanding	2,124,174	(406,438)	(1,490,276)	(896,531)	(1,277,144)	1,213,300
Shares outstanding at beginning of period	6,260,069	6,666,507	8,156,783	9,060,272	10,337,416	9,124,116
Shares outstanding at end of period	8,384,243	6,260,069	6,666,507	8,163,741	9,060,272	10,337,416

A Class Shares
Sold	378,510	293,830	875,778	113,413	238,306	314,725
Issued in reinvestment of dividends to shareholders	248,569	269,441	229,533	—	31,778	28,361
Redeemed	(859,797)	(909,441)	(1,593,127)	(392,281)	(253,164)	(218,561)
Shares issued in connection with exchange of Investor Shares	—	448,845	—	—	293,979	—
Net increase (decrease) in shares outstanding	(232,718)	102,675	(487,816)	(278,868)	310,899	124,525
Shares outstanding at beginning of period	5,955,467	5,852,792	6,340,608	1,115,305	804,406	679,881
Shares outstanding at end of period	5,722,749	5,955,467	5,852,792	836,437	1,115,305	804,406

C Class Shares
Sold	54,073	21,541	25,075	15,193	85,819	98,148
Issued in reinvestment of dividends to shareholders	14,441	20,451	31,900	—	11,369	14,572
Redeemed	(74,391)	(241,088)	(1,046,298)	(86,744)	(105,134)	(233,849)
Net decrease in shares outstanding	(5,877)	(199,096)	(989,323)	(71,551)	(7,946)	(121,129)
Shares outstanding at beginning of period	336,710	535,806	1,525,129	349,418	357,364	478,493
Shares outstanding at end of period	330,833	336,710	535,806	277,867	349,418	357,364

(a)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Salient Select			Westwood Broadmark Tactical
	Income Fund			Growth Fund
	Ten Months			Ten Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,	October 31,	December 31,	December 31,
	2023(a)	2022	2021	2023(a)	2022	2021
Investor Shares
Sold	N/A	135,787	133,760	N/A	861,114	64,592
Issued in reinvestment of dividends to shareholders	N/A	19,397	21,628	N/A	—	6,228
Redeemed	N/A	(169,323)	(156,790)	N/A	(750,528)	(192,643)
Shares exchanged for A Class Shares	N/A	(450,660)	—	N/A	(287,438)	—
Net decrease in shares outstanding	N/A	(464,799)	(1,402)	N/A	(176,852)	(121,823)
Shares outstanding at beginning of period	N/A	464,799	466,201	N/A	176,852	298,675
Shares outstanding at end of period	N/A	—	464,799	N/A	—	176,852

(a)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Broadmark Tactical Plus Fund
	Ten Months
	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,
	2023(a)	2022	2021
FROM OPERATIONS
Net investment income (loss)	$2,313,424	$331,413	$(373,466)
Net realized gains (losses) on investments, futures, purchased options, and written options	319,416	8,980,184	(3,900,661)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, and written options	972,305	(10,522,511)	8,693,219
Net increase (decrease) in net assets resulting from operations	3,605,145	(1,210,914)	4,419,092
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	—	(2,385,920)	—
A Class Shares	—	(40,913)	—
C Class Shares	—	(30,908)	—
F Class Shares	—	(2,661,204)	—
Total distributions	—	(5,118,945)	—
CAPITAL SHARE TRANSACTIONS
Institutional Shares
Issued	7,525,146	8,068,184	4,305,694
Reinvestment of dividends	—	2,385,919	—
Redeemed	(7,415,427)	(3,820,145)	(5,625,426)
Net increase (decrease) from Institutional Shares capital share transactions	109,719	6,633,958	(1,319,732)
A Class Shares
Issued	86,412	70,960	1,435
Reinvestment of dividends	—	40,913	—
Redeemed	(79,103)	(53,076)	(122,563)
Net increase (decrease) from A Class Shares capital share transactions	7,309	58,797	(121,128)
C Class Shares
Issued	—	15	—
Reinvestment of dividends	—	30,908	—
Redeemed	(24,130)	(123,653)	(50,171)
Net decrease from C Class Shares capital share transactions	(24,130)	(92,730)	(50,171)
F Class Shares
Issued	6,566,976	5,280,910	3,523,366
Reinvestment of dividends	—	2,661,204	—
Redeemed	(5,339,791)	(7,164,813)	(4,743,179)
Net increase (decrease) from F Class Shares capital share transactions	1,227,185	777,301	(1,219,813)
Net increase (decrease) in net assets from capital share transactions	1,320,083	7,377,326	(2,710,844)
TOTAL INCREASE IN NET ASSETS	4,925,228	1,047,467	1,708,248
NET ASSETS
Beginning of period	72,464,683	71,417,216	69,708,968
End of period	$77,389,911	$72,464,683	$71,417,216

(a)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Broadmark Tactical Plus Fund
	Ten Months
	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,
	2023(a)	2022	2021
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	662,702	659,284	361,232
Issued in reinvestment of dividends to shareholders	—	211,143	—
Redeemed	(650,561)	(317,193)	(466,880)
Net increase (decrease) in shares outstanding	12,141	553,234	(105,648)
Shares outstanding at beginning of period	3,048,356	2,495,122	2,600,770
Shares outstanding at end of period	3,060,497	3,048,356	2,495,122

A Class Shares
Sold	7,729	5,931	121
Issued in reinvestment of dividends to shareholders	—	3,689	—
Redeemed	(7,137)	(4,490)	(10,644)
Net increase (decrease) in shares outstanding	592	5,130	(10,523)
Shares outstanding at beginning of period	52,687	47,557	58,080
Shares outstanding at end of period	53,279	52,687	47,557

C Class Shares
Sold	—	1	—
Issued in reinvestment of dividends to shareholders	—	2,983	—
Redeemed	(2,299)	(10,994)	(4,432)
Net decrease in shares outstanding	(2,299)	(8,010)	(4,432)
Shares outstanding at beginning of period	39,999	48,009	52,441
Shares outstanding at end of period	37,700	39,999	48,009

F Class Shares
Sold	566,784	435,032	290,371
Issued in reinvestment of dividends to shareholders	—	230,208	—
Redeemed	(456,195)	(577,435)	(384,268)
Net increase (decrease) in shares outstanding	110,589	87,805	(93,897)
Shares outstanding at beginning of period	3,205,631	3,117,826	3,211,723
Shares outstanding at end of period	3,316,220	3,205,631	3,117,826

(a)	Fund changed fiscal year to October 31.

Amounts designated as “—” are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

Westwood Quality Value Fund (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Quality Value Fund - Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$12.52	$15.46	$11.80	$13.16	$13.07
Net investment income (a)	0.19	0.18	0.13	0.20	0.22
Net realized and unrealized gains (losses) on investments	(0.25)	(0.74)	4.28	(0.95)	1.21
Total from investment operations	(0.06)	(0.56)	4.41	(0.75)	1.43
Less distributions from:
Net investment income	(0.19)	(0.10)	(0.17)	(0.21)	(0.19)
Net realized gains	—	(2.28)	(0.58)	(0.40)	(1.15)
Total distributions	(0.19)	(2.38)	(0.75)	(0.61)	(1.34)
Net asset value at end of year	$12.27	$12.52	$15.46	$11.80	$13.16
Total return (b)	(0.51)%	(4.37)%	38.80%	(6.11)%	13.23%
Net assets at end of year (in 000s)	$183,878	$249,760	$206,730	$172,349	$224,664
Ratio of net expenses to average net assets (c)	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets	0.70%	0.69%	0.76%	0.77%	0.73%
Ratio of net investment income to average net assets (c)	1.52%	1.38%	0.91%	1.66%	1.80%
Portfolio turnover rate (d)	57%	77%	72%	52%	36%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Quality Value Fund - A Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$12.58	$15.53	$11.84	$13.20	$13.12
Net investment income (a)	0.17	0.15	0.08	0.18	0.19
Net realized and unrealized gains (losses) on investments	(0.26)	(0.75)	4.31	(0.96)	1.21
Total from investment operations	(0.09)	(0.60)	4.39	(0.78)	1.40
Less distributions from:
Net investment income	(0.16)	(0.07)	(0.12)	(0.18)	(0.17)
Net realized gains	—	(2.28)	(0.58)	(0.40)	(1.15)
Total distributions	(0.16)	(2.35)	(0.70)	(0.58)	(1.32)
Net asset value at end of year	$12.33	$12.58	$15.53	$11.84	$13.20
Total return (b)	(0.75)%	(4.64)%	38.46%	(6.32)%	12.92%
Net assets at end of year (in 000s)	$1,218	$1,402	$858	$2,143	$13,174
Ratio of net expenses to average net assets (c)	0.82%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets	0.88%	0.94%	1.01%	1.00%	0.98%
Ratio of net investment income to average net assets (c)	1.35%	1.15%	0.58%	1.43%	1.54%
Portfolio turnover rate (d)	57%	77%	72%	52%	36%

Amounts designated as “—” are either $0.00 or have been rounded to $ 0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality Value Fund (1) (Continued)

	Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality Value Fund - C Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period	$12.28	$15.33	$11.80	$10.17
Net investment income (b)	0.07	0.06	0.01	0.16
Net realized and unrealized gains (losses) on investments	(0.25)	(0.74)	4.27	1.47
Total from investment operations	(0.18)	(0.68)	4.28	1.63
Less distributions from:
Net investment income	(0.11)	(0.09)	(0.17)	—
Net realized gains	—	(2.28)	(0.58)	—
Total distributions	(0.11)	(2.37)	(0.75)	—
Net asset value at end of period	$11.99	$12.28	$15.33	$11.80
Total return (c)	(1.49)%	(5.36)%	37.62%	16.03	% (d)
Net assets at end of period (in 000s)	$126	$98	$—	$—
Ratio of net expenses to average net assets (e)	1.56%	1.65%	1.48%	0.00	% (f) (g)
Ratio of gross expenses to average net assets	1.63%	1.68%	1.48%	0.00	% (f) (g)
Ratio of net investment income to average net assets (e)	0.57%	0.46%	0.08%	2.29	% (f)
Portfolio turnover rate (h)	57%	77%	72%	52	% (d)

	Period Ended
Westwood Quality Value Fund - Ultra Shares	October 31, 2023 (i)
Net asset value at beginning of period	$13.30
Net investment income (b)	0.17
Net realized and unrealized losses on investments	(1.02)
Total from investment operations	(0.85)
Less distributions from:
Net investment income	(0.19)
Total distributions	(0.19)
Net asset value at end of period	$12.26
Total return (c)	(6.42	)% (d)
Net assets at end of period (in 000s)	$1
Ratio of net expenses to average net assets (e)	0.55	% (f)
Ratio of gross expenses to average net assets	0.82	% (f)
Ratio of net investment income to average net assets (e)	1.46	% (f)
Portfolio turnover rate (h)	57	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Represents the period from the commencement of operations (November 30, 2022) through October 31, 2023.

(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality MidCap Fund

	Year Ended	Period Ended
Westwood Quality MidCap Fund - Institutional Shares	October 31, 2023	October 31, 2022(a)
Net asset value at beginning of period	$9.64	$10.00
Net investment income (b)	0.14	0.11
Net realized and unrealized losses on investments	(0.01)	(0.47)
Total from investment operations	0.13	(0.36)
Less distributions from:
Net investment income	(0.14)	—
Total distributions	(0.14)	—
Net asset value at end of period	$9.63	$9.64
Total return (c)	1.29%	(3.60	)% (d)
Net assets at end of period (in 000s)	$1,526	$530
Ratio of net expenses to average net assets (e)	0.62%	0.58	% (f) (g)
Ratio of gross expenses to average net assets	5.79%	20.06	% (f)
Ratio of net investment income to average net assets (e)	1.43%	1.21	% (f)
Portfolio turnover rate	72%	96	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Includes federal excise taxes of 0.01% of average net assets with respect to the period ending October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality SMidCap Fund (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Quality SMidCap Fund - Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$12.89	$16.62	$11.97	$14.21	$15.50
Net investment income (a)	0.13	0.08	0.15	0.11	0.10
Net realized and unrealized gains (losses) on investments	0.05	(1.45)	4.89	(0.75)	0.84
Total from investment operations	0.18	(1.37)	5.04	(0.64)	0.94
Less distributions from:
Net investment income	(0.09)	(0.11)	(0.13)	(0.11)	(0.11)
Net realized gains	(0.10)	(2.25)	(0.26)	(1.49)	(2.12)
Total distributions	(0.19)	(2.36)	(0.39)	(1.60)	(2.23)
Net asset value at end of year	$12.88	$12.89	$16.62	$11.97	$14.21
Total return (b)	1.42%	(9.64)%	42.85%	(5.39)%	9.46%
Net assets at end of year (in 000s)	$167,877	$201,586	$237,479	$164,350	$187,341
Ratio of net expenses to average net assets (c)	0.86%	0.87%	0.88%	0.88%	0.88%
Ratio of gross expenses to average net assets	1.01%	1.02%	1.10%	1.05%	1.02%
Ratio of net investment income to average net assets (c)	0.96%	0.62%	0.99%	0.90%	0.75%
Portfolio turnover rate (d)	87%	104%	106%	69%	56%

		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality SMidCap Fund - Ultra Shares		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020(e)
Net asset value at beginning of period		$12.90	$16.62	$11.96	$11.44
Net investment income (a)		0.15	0.11	0.16	—
Net realized and unrealized gains (losses) on investments		0.04	(1.44)	4.91	0.52
Total from investment operations		0.19	(1.33)	5.07	0.52
Less distributions from:
Net investment income		(0.11)	(0.14)	(0.15)	—
Net realized gains		(0.10)	(2.25)	(0.26)	—
Total distributions		(0.21)	(2.39)	(0.41)	—
Net asset value at end of period		$12.88	$12.90	$16.62	$11.96
Total return (b)		1.54%	(9.41)%	43.19%	4.55	% (f)
Net assets at end of period (in 000s)		$114,584	$88,909	$100,933	$2,072
Ratio of net expenses to average net assets (c)		0.68%	0.68%	0.68%	0.70	% (g)
Ratio of gross expenses to average net assets		0.83%	0.83%	0.90%	1.02	% (g)
Ratio of net investment income to average net assets (c)		1.12%	0.80%	1.00%	0.08	% (g)
Portfolio turnover rate (d)		87%	104%	106%	69	% (f)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Represents the period from the commencement of operations (July 31, 2020) through October 31, 2020.

(f)	Not annualized.

(g)	Annualized.

(1)	Effective March 1, 2021, Westwood SMidCap Fund was renamed as Westwood Quality SMidCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality SmallCap Fund (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Quality SmallCap Fund - Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$18.88	$21.99	$14.46	$16.97	$16.76
Net investment income (a)	0.27	0.18	0.18	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.42)	(2.28)	7.47	(2.45)	1.10
Total from investment operations	(0.15)	(2.10)	7.65	(2.33)	1.21
Less distributions from:
Net investment income	(0.19)	(0.20)	(0.12)	(0.12)	(0.12)
Net realized gains	(0.48)	(0.81)	—	(0.06)	(0.88)
Total distributions	(0.67)	(1.01)	(0.12)	(0.18)	(1.00)
Net asset value at end of year	$18.06	$18.88	$21.99	$14.46	$16.97
Total return (b)	(0.92)%	(10.08)%	53.07%	(13.90)%	8.65%
Net assets at end of year (in 000s)	$427,774	$476,094	$586,435	$357,901	$418,949
Ratio of net expenses to average net assets (c)	0.92%	0.92%	0.92%	0.99%	0.99%
Ratio of gross expenses to average net assets	1.05%	1.04%	1.09%	1.16%	1.11%
Ratio of net investment income to average net assets (c)	1.43%	0.94%	0.90%	0.81%	0.66%
Portfolio turnover rate (d)	58%	60%	58%	67%	64%

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality SmallCap Fund - A Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (e)
Net asset value at beginning of period	$18.84	$21.94	$14.44	$16.99	$15.78
Net investment income (a)	0.26	0.16	0.16	0.08	(0.02)
Net realized and unrealized gains (losses) on investments	(0.43)	(2.27)	7.45	(2.43)	1.23
Total from investment operations	(0.17)	(2.11)	7.61	(2.35)	1.21
Less distributions from:
Net investment income	(0.20)	(0.18)	(0.11)	(0.14)	—
Net realized gains	(0.48)	(0.81)	—	(0.06)	—
Total distributions	(0.68)	(0.99)	(0.11)	(0.20)	—
Net asset value at end of period	$17.99	$18.84	$21.94	$14.44	$16.99
Total return (b)	(1.03)%	(10.15)%	52.90%	(14.04)%	7.67	% (g)
Net assets at end of period (in 000s)	$2,161	$1,556	$1,470	$881	$96
Ratio of net expenses to average net assets (c)	1.04%	1.04%	1.04%	1.09%	1.08	% (f)
Ratio of gross expenses to average net assets	1.17%	1.16%	1.22%	1.28%	1.30	% (f)
Ratio of net investment income to average net assets (c)	1.38%	0.81%	0.77%	0.55%	(0.90	)% (f)
Portfolio turnover rate (d)	58%	60%	58%	67%	64	% (g)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(f)	Annualized.

(g)	Not annualized.

(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality SmallCap Fund (1) (Continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality SmallCap Fund - C Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019(a)
Net asset value at beginning of period	$18.62	$21.75	$14.34	$16.98	$15.78
Net investment income (loss) (b)	0.10	0.01	(0.01)	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.41)	(2.25)	7.44	(2.45)	1.24
Total from investment operations	(0.31)	(2.24)	7.43	(2.46)	1.20
Less distributions from:
Net investment income	(0.02)	(0.08)	(0.02)	(0.12)	—
Net realized gains	(0.48)	(0.81)	—	(0.06)	—
Total distributions	(0.50)	(0.89)	(0.02)	(0.18)	—
Net asset value at end of period	$17.81	$18.62	$21.75	$14.34	$16.98
Total return (c)	(1.77)%	(10.84)%	51.81%	(14.67)%	7.60	% (d)
Net assets at end of period (in 000s)	$1,029	$708	$849	$186	$51
Ratio of net expenses to average net assets (e)	1.79%	1.79%	1.79%	1.84%	1.79	% (f)
Ratio of gross expenses to average net assets	1.92%	1.91%	1.97%	2.02%	2.05	% (f)
Ratio of net investment income to average net assets (e)	0.51%	0.07%	(0.04)%	(0.08)%	(1.67	)% (f)
Portfolio turnover rate (g)	58%	60%	58%	67%	64	% (d)

		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Quality SmallCap Fund - Ultra Shares		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020(h)
Net asset value at beginning of period		$18.91	$22.01	$14.47	$11.72
Net investment income (b)		0.29	0.21	0.20	0.05
Net realized and unrealized gains (losses) on investments		(0.43)	(2.28)	7.48	2.70
Total from investment operations		(0.14)	(2.07)	7.68	2.75
Less distributions from:
Net investment income		(0.21)	(0.22)	(0.14)	—
Net realized gains		(0.48)	(0.81)	—	—
Total distributions		(0.69)	(1.03)	(0.14)	—
Net asset value at end of period		$18.08	$18.91	$22.01	$14.47
Total return (c)		(0.83)%	(9.91)%	53.29%	23.46	% (d)
Net assets at end of period (in 000s)		$608,142	$511,179	$506,444	$151,903
Ratio of net expenses to average net assets (e)		0.79%	0.79%	0.79%	0.81	% (f)
Ratio of gross expenses to average net assets		0.92%	0.91%	0.97%	1.10	% (f)
Ratio of net investment income to average net assets (e)		1.52%	1.07%	0.95%	0.63	% (f)
Portfolio turnover rate (g)		58%	60%	58%	67	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(b)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Quality AllCap Fund

	Year Ended	Year Ended	Period Ended
Westwood Quality AllCap Fund - Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021(a)
Net asset value at beginning of period	$10.03	$10.59	$10.00
Net investment income (b)	0.16	0.16	—
Net realized and unrealized gains (losses) on investments	—	(0.67)	0.59
Total from investment operations	0.16	(0.51)	0.59
Less distributions from:
Net investment income	(0.17)	(0.03)	—
Net realized gains	—	(0.02)	—
Total distributions	(0.17)	(0.05)	—
Net asset value at end of period	$10.02	$10.03	$10.59
Total return (c)	1.56%	(4.86)%	5.90	% (d)
Net assets at end of period (in 000s)	$197	$553	$529
Ratio of net expenses to average net assets (e)	0.48%	0.45%	0.65	% (f)
Ratio of gross expenses to average net assets	0.91%	0.93%	2.25	% (f)
Ratio of net investment income to average net assets (e)	1.56%	1.55%	0.22	% (f)
Portfolio turnover rate (g)	84%	101%	4	% (d)

	Year Ended	Year Ended	Period Ended
Westwood Quality AllCap Fund - Ultra Shares	October 31, 2023	October 31, 2022	October 31, 2021(a)
Net asset value at beginning of period	$10.03	$10.59	$10.00
Net investment income (b)	0.16	0.16	—
Net realized and unrealized gains (losses) on investments	—	(0.67)	0.59
Total from investment operations	0.16	(0.51)	0.59
Less distributions from:
Net investment income	(0.17)	(0.03)	—
Net realized gains	—	(0.02)	—
Total distributions	(0.17)	(0.05)	—
Net asset value at end of period	$10.02	$10.03	$10.59
Total return (c)	1.53%	(4.81)%	5.90	% (d)
Net assets at end of period (in 000s)	$20,153	$21,750	$21,715
Ratio of net expenses to average net assets (e)	0.45%	0.45%	0.45	% (f)
Ratio of gross expenses to average net assets	0.88%	0.93%	2.07	% (f)
Ratio of net investment income to average net assets (e)	1.57%	1.55%	0.44	% (f)
Portfolio turnover rate (g)	84%	101%	4	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Total Return Fund (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Total Return Fund - Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$6.09	$7.65	$6.43	$6.64	$10.46
Net investment income (a)	0.23	0.17	0.13	0.07	0.12
Net realized and unrealized gains (losses) on investments	(0.09)	(1.10)	1.41	0.92	0.53
Total from investment operations	0.14	(0.93)	1.54	0.99	0.65
Less distributions from:
Net investment income	(0.21)	(0.16)	(0.13)	(0.06)	(0.36)
Net realized gains	—	(0.47)	(0.19)	(1.14)	(4.11)
Total distributions	(0.21)	(0.63)	(0.32)	(1.20)	(4.47)
Net asset value at end of year	$6.02	$6.09	$7.65	$6.43	$6.64
Total return (b)	2.22%	(13.05)%	24.46%	17.59%	16.55%
Net assets at end of year (in 000s)	$111,063	$123,965	$143,710	$86,040	$4,722
Ratio of net expenses to average net assets (c)	0.40%	0.64%	0.35%	0.75%	0.75%
Ratio of gross expenses to average net assets	0.50%	0.72%	0.51%	1.10%	2.13%
Ratio of net investment income to average net assets (c)	3.62%	2.60%	1.79%	1.11%	1.76%
Portfolio turnover rate (d)	53%	63%	66%	62%	66%

		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Total Return Fund - A Class Shares		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (e)
Net asset value at beginning of period		$6.07	$7.64	$6.43	$5.20
Net investment income (a)		0.22	0.14	0.11	0.03
Net realized and unrealized gains (losses) on investments		(0.10)	(1.09)	1.40	1.23
Total from investment operations		0.12	(0.95)	1.51	1.26
Less distributions from:
Net investment income		(0.19)	(0.15)	(0.11)	(0.03)
Net realized gains		—	(0.47)	(0.19)	—
Total distributions		(0.19)	(0.62)	(0.30)	(0.03)
Net asset value at end of period		$6.00	$6.07	$7.64	$6.43
Total return (b)		2.00%	(13.41)%	24.04%	24.30	% (f)
Net assets at end of period (in 000s)		$144	$24	$4	$—
Ratio of net expenses to average net assets (c)		0.65%	0.77%	0.64%	0.01	% (g)
Ratio of gross expenses to average net assets		0.75%	0.85%	0.78%	0.01	% (g)
Ratio of net investment income to average net assets (c)		3.49%	2.31%	1.47%	0.90	% (g)
Portfolio turnover rate (d)		53%	63%	66%	62	% (f)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(f)	Not annualized.

(g)	Annualized.

(1)	Effective November 1, 2021, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Total Return Fund (1) (Continued)

	Year Ended	Year Ended	Year Ended	Period Ended
Westwood Total Return Fund - C Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period	$6.06	$7.63	$6.43	$5.20
Net investment income (b)	0.17	0.11	0.02	0.03
Net realized and unrealized gains (losses) on investments	(0.09)	(1.11)	1.44	1.23
Total from investment operations	0.08	(1.00)	1.46	1.26
Less distributions from:
Net investment income	(0.14)	(0.10)	(0.07)	(0.03)
Net realized gains	—	(0.47)	(0.19)	—
Total distributions	(0.14)	(0.57)	(0.26)	(0.03)
Net asset value at end of period	$6.00	$6.06	$7.63	$6.43
Total return (c)	1.22%	(14.10)%	23.13%	24.30	% (d)
Net assets at end of period (in 000s)	$65	$55	$73	$—
Ratio of net expenses to average net assets (e)	1.40%	1.63%	1.37%	0.01	% (f)
Ratio of gross expenses to average net assets	1.50%	1.71%	1.56%	0.01	% (f)
Ratio of net investment income to average net assets (e)	2.70%	1.70%	0.24%	0.88	% (f)
Portfolio turnover rate (g)	53%	63%	66%	62	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective November 1, 2021, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

Westwood Income Opportunity Fund

Westwood Income Opportunity Fund -	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$10.59	$13.92	$12.84	$15.89	$15.31
Net investment income (a)	0.38	0.30	0.23	0.22	0.32
Net realized and unrealized gains (losses) on investments	(0.12)	(2.19)	1.90	0.34	1.25
Total from investment operations	0.26	(1.89)	2.13	0.56	1.57
Less distributions from:
Net investment income	(0.39)	(0.28)	(0.50)	(0.20)	(0.36)
Net realized gains	—	(1.16)	(0.55)	(3.41)	(0.63)
Total distributions	(0.39)	(1.44)	(1.05)	(3.61)	(0.99)
Net asset value at end of year	$10.46	$10.59	$13.92	$12.84	$15.89
Total return (b)	2.35%	(14.97)%	17.21%	4.59%	10.99%
Net assets at end of year (in 000s)	$391,661	$579,772	$814,633	$662,612	$1,056,504
Ratio of net expenses to average net assets (c)	0.81%	0.81%	0.85%	0.89%	0.85%
Ratio of gross expenses to average net assets	0.81%	0.81%	0.86%	0.89%	0.85%
Ratio of net investment income to average net assets (c)	3.44%	2.52%	1.68%	1.69%	2.08%
Portfolio turnover rate (d)	88%	81%	82%	111%	66%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Income Opportunity Fund - A Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$10.57	$13.90	$12.83	$15.88	$15.30
Net investment income (a)	0.36	0.27	0.20	0.18	0.28
Net realized and unrealized gains (losses) on investments	(0.11)	(2.19)	1.88	0.34	1.25
Total from investment operations	0.25	(1.92)	2.08	0.52	1.53
Less distributions from:
Net investment income	(0.37)	(0.25)	(0.46)	(0.16)	(0.32)
Net realized gains	—	(1.16)	(0.55)	(3.41)	(0.63)
Total distributions	(0.37)	(1.41)	(1.01)	(3.57)	(0.95)
Net asset value at end of year	$10.45	$10.57	$13.90	$12.83	$15.88
Total return (b)	2.25%	(15.21)%	16.86%	4.34%	10.71%
Net assets at end of year (in 000s)	$44,318	$55,296	$62,614	$48,051	$64,450
Ratio of net expenses to average net assets (c)	0.99%	1.06%	1.10%	1.14%	1.10%
Ratio of gross expenses to average net assets	0.99%	1.06%	1.11%	1.14%	1.10%
Ratio of net investment income to average net assets(c)	3.27%	2.27%	1.44%	1.43%	1.86%
Portfolio turnover rate (d)	88%	81%	82%	111%	66%

Amounts designated as “—” are either $0.00 or have been rounded to $ 0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Income Opportunity Fund (Continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Westwood Income Opportunity Fund - C Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (a)
Net asset value at beginning of period	$10.53	$13.84	$12.79	$15.88	$15.77
Net investment income (b)	0.27	0.18	0.10	0.06	0.03
Net realized and unrealized gains (losses) on investments	(0.12)	(2.16)	1.88	0.36	0.16
Total from investment operations	0.15	(1.98)	1.98	0.42	0.19
Less distributions from:
Net investment income	(0.28)	(0.17)	(0.38)	(0.10)	(0.08)
Net realized gains	—	(1.16)	(0.55)	(3.41)	—
Total distributions	(0.28)	(1.33)	(0.93)	(3.51)	(0.08)
Net asset value at end of period	$10.40	$10.53	$13.84	$12.79	$15.88
Total return (c)	1.40%	(15.75)%	16.03%	3.52%	1.23	% (d)
Net assets at end of period (in 000s)	$11,626	$12,743	$13,323	$4,453	$273
Ratio of net expenses to average net assets (e)	1.74%	1.81%	1.85%	1.90%	1.90	% (f)
Ratio of gross expenses to average net assets	1.74%	1.81%	1.86%	1.90%	1.90	% (f)
Ratio of net investment income to average net assets (e)	2.51%	1.52%	0.70%	0.48%	1.11	% (f)
Portfolio turnover rate (g)	88%	81%	82%	111%	66	% (d)
	Period Ended
Westwood Income Opportunity Fund - Ultra Shares	October 31, 2023 (h)
Net asset value at beginning of period	$11.12
Net investment income (b)	0.35
Net realized and unrealized losses on investments	(0.62)
Total from investment operations	(0.27)
Less distributions from:
Net investment income	(0.39)
Net realized gains	—
Total distributions	(0.39)
Net asset value at end of period	$10.46
Total return (c)	(2.47	)% (d)
Net assets at end of period (in 000s)	$61,524
Ratio of net expenses to average net assets (e)	0.74	% (f)
Ratio of gross expenses to average net assets	0.74	% (f)
Ratio of net investment income to average net assets (e)	3.51	% (f)
Portfolio turnover rate (g)	88	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Represents the period from the commencement of operations (November 30, 2022) through October 31, 2023.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

Westwood High Income Fund (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood High Income Fund - Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$8.95	$10.67	$9.55	$9.25	$9.12
Net investment income (a)	0.50	0.42	0.35	0.35	0.41
Net realized and unrealized gains (losses) on investments	(0.11)	(1.71)	1.14	0.29	0.15
Total from investment operations	0.39	(1.29)	1.49	0.64	0.56
Less distributions from:
Net investment income	(0.49)	(0.43)	(0.37)	(0.34)	(0.43)
Total distributions	(0.49)	(0.43)	(0.37)	(0.34)	(0.43)
Net asset value at end of year	$8.85	$8.95	$10.67	$9.55	$9.25
Total return (b)	4.27%	(12.38)%	15.69%	7.14%	6.25%
Net assets at end of year (in 000s)	$93,810	$96,636	$94,360	$72,914	$65,168
Ratio of net expenses to average net assets (c)	0.71%	0.80%	0.80%	0.27%	0.80%
Ratio of gross expenses to average net assets	0.78%	0.87%	0.96%	0.59%	1.05%
Ratio of net investment income to average net assets (c)	5.42%	4.31%	3.37%	3.78%	4.48%
Portfolio turnover rate (d)	52%	62%	67%	130%	59%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood High Income Fund - A Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$9.00	$10.72	$9.60	$9.29	$9.15
Net investment income (a)	0.47	0.39	0.33	0.34	0.39
Net realized and unrealized gains (losses) on investments	(0.11)	(1.71)	1.13	0.29	0.14
Total from investment operations	0.36	(1.32)	1.46	0.63	0.53
Less distributions from:
Net investment income	(0.47)	(0.40)	(0.34)	(0.32)	(0.39)
Total distributions	(0.47)	(0.40)	(0.34)	(0.32)	(0.39)
Net asset value at end of year	$8.89	$9.00	$10.72	$9.60	$9.29
Total return (b)	3.91%	(12.54)%	15.34%	7.01%	5.93%
Net assets at end of year (in 000s)	$7,095	$2,321	$1,623	$320	$46
Ratio of net expenses to average net assets (c)	0.94%	1.15%	1.05%	0.48%	1.05%
Ratio of gross expenses to average net assets	1.01%	1.22%	1.21%	0.82%	1.26%
Ratio of net investment income to average net assets (c)	5.07%	3.95%	3.05%	3.61%	4.26%
Portfolio turnover rate (d)	52%	62%	67%	130%	59%

Amounts designated as “—” are either $0.00 or have been rounded to $ 0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood High Income Fund (1) (Continued)

	Year Ended	Year Ended	Year Ended	Period Ended
Westwood High Income Fund - C Class Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period	$9.01	$10.75	$9.55	$8.23
Net investment income (b)	0.41	0.33	0.22	0.24
Net realized and unrealized gains (losses) on investments	(0.10)	(1.74)	1.28	1.28
Total from investment operations	0.31	(1.41)	1.50	1.52
Less distributions from:
Net investment income	(0.40)	(0.33)	(0.30)	(0.20)
Total distributions	(0.40)	(0.33)	(0.30)	(0.20)
Net asset value at end of period	$8.92	$9.01	$10.75	$9.55
Total return (c)	3.34%	(13.32)%	15.77%	18.51	% (d)
Net assets at end of period (in 000s)	$199	$201	$104	$—
Ratio of net expenses to average net assets (e)	1.69%	1.83%	1.80%	0.02	% (f)
Ratio of gross expenses to average net assets	1.76%	1.90%	1.98%	0.03	% (f)
Ratio of net investment income to average net assets (e)	4.44%	3.31%	2.03%	4.46	% (f)
Portfolio turnover rate (g)	52%	62%	67%	130	% (d)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Alternative Income Fund (1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Alternative Income Fund - Institutional Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$10.39	$11.02	$10.47	$10.25	$9.82
Net investment income (a)	0.29	0.20	0.16	0.18	0.23
Net realized and unrealized gains (losses) on investments	0.13	(0.51)	0.49	0.46	0.41
Total from investment operations	0.42	(0.31)	0.65	0.64	0.64
Less distributions from:
Net investment income	(1.59)	(0.17)	(0.10)	(0.10)	(0.21)
Net realized gains	—	(0.15)	—	(0.32)	—
Return of capital	(0.09)	—	—	—	—
Total distributions	(1.68)	(0.32)	(0.10)	(0.42)	(0.21)
Net asset value at end of year	$9.13	$10.39	$11.02	$10.47	$10.25
Total return (b)	4.48%	(2.88)%	6.19%	6.44%	6.57%
Net assets at end of year (in 000s)	$86,793	$67,312	$53,734	$22,772	$7,121
Ratio of net expenses to average net assets (c)	0.34%	0.30%	0.96%	0.90%	1.15	% (d)
Ratio of gross expenses to average net assets	0.60%	0.44%	1.21%	1.40%	1.47%
Ratio of net investment income to average net assets (c)	3.08%	1.91%	1.45%	1.79%	2.33%
Portfolio turnover rate (e)	92%	128%	125%	137%	106%

		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Alternative Income Fund - A Class Shares		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (f)
Net asset value at beginning of period		$10.39	$11.00	$10.46	$9.78
Net investment income (a)		0.27	0.18	0.14	0.10
Net realized and unrealized gains (losses) on investments		0.13	(0.49)	0.48	0.62
Total from investment operations		0.40	(0.31)	0.62	0.72
Less distributions from:
Net investment income		(1.58)	(0.15)	(0.08)	(0.04)
Net realized gains		—	(0.15)	—	—
Return of capital		(0.09)	—	—	—
Total distributions		(1.67)	(0.30)	(0.08)	(0.04)
Net asset value at end of period		$9.12	$10.39	$11.00	$10.46
Total return (b)		4.25%	(2.88)%	5.97%	7.35	% (g)
Net assets at end of period (in 000s)		$34	$33	$68	$28
Ratio of net expenses to average net assets (c)		0.46%	0.45%	1.11%	1.15	% (h)
Ratio of gross expenses to average net assets		0.72%	0.59%	1.38%	1.67	% (h)
Ratio of net investment income to average net assets (c)		2.90%	1.69%	1.32%	1.61	% (h)
Portfolio turnover rate (e)		92%	128%	125%	137	% (g)

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.12% for Institutional Shares.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(g)	Not annualized.

(h)	Annualized.

(1)	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Alternative Income Fund (1) (Continued)

		Year Ended	Year Ended	Year Ended	Period Ended
Westwood Alternative Income Fund - C Class Shares		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (a)
Net asset value at beginning of period		$10.40	$11.01	$10.46	$9.78
Net investment income (b)		0.21	0.13	0.06	0.05
Net realized and unrealized gains (losses) on investments		0.13	(0.52)	0.50	0.65
Total from investment operations		0.34	(0.39)	0.56	0.70
Less distributions from:
Net investment income		(1.53)	(0.07)	(0.01)	(0.02)
Net realized gains		—	(0.15)	—	—
Return of capital		(0.08)	—	—	—
Total distributions		(1.61)	(0.22)	(0.01)	(0.02)
Net asset value at end of period		$9.13	$10.40	$11.01	$10.46
Total return (c)		3.57%	(3.59)%	5.93%	7.21	% (d)
Net assets at end of period (in 000s)		$443	$156	$40	$149
Ratio of net expenses to average net assets (e)		1.21%	1.20%	1.83%	2.10	% (f)
Ratio of gross expenses to average net assets		1.47%	1.34%	2.13%	2.62	% (f)
Ratio of net investment income to average net assets (e)		2.25%	1.24%	0.56%	0.85	% (f)
Portfolio turnover rate (g)		92%	128%	125%	137	% (d)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Alternative Income Fund - Ultra Shares	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value at beginning of year	$10.40	$11.02	$10.47	$10.25	$9.82
Net investment income (b)	0.29	0.20	0.17	0.19	0.24
Net realized and unrealized gains (losses) on investments	0.14	(0.49)	0.48	0.46	0.41
Total from investment operations	0.43	(0.29)	0.65	0.65	0.65
Less distributions from:
Net investment income	(1.61)	(0.18)	(0.10)	(0.11)	(0.22)
Net realized gains	—	(0.15)	—	(0.32)	—
Return of capital	(0.09)	—	—	—	—
Total distributions	(1.70)	(0.33)	(0.10)	(0.43)	(0.22)
Net asset value at end of year	$9.13	$10.40	$11.02	$10.47	$10.25
Total return (c)	4.50%	(2.69)%	6.26%	6.54%	6.64%
Net assets at end of year (in 000s)	$54,200	$88,734	$128,329	$86,386	$31,553
Ratio of net expenses to average net assets (e)	0.21%	0.20%	0.85%	0.87%	1.08	% (h)
Ratio of gross expenses to average net assets	0.47%	0.34%	1.12%	1.40%	1.39%
Ratio of net investment income to average net assets (e)	3.10%	1.95%	1.53%	1.86%	2.39%
Portfolio turnover rate (g)	92%	128%	125%	137%	106%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(b)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.12% for Ultra Shares.

(1)	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Salient Global Real Estate Fund (1)

Westwood Salient Global Real Estate Fund - Institutional Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of period	$11.63		$15.22	$12.86	$14.59	$12.33	$14.68
Net investment income (a)	0.18		0.28	0.18	0.16	0.22	0.28
Net realized and unrealized gains (losses) on investments	(0.78)		(3.56)	2.64	(1.66)	2.40	(1.72)
Total from investment operations	(0.60)		(3.28)	2.82	(1.50)	2.62	(1.44)
Less distributions from:
Net investment income	(0.17)		(0.27)	(0.46)	(0.23)	(0.36)	(0.79)
Return of capital	(0.06)		(0.04)	—	—	—	(0.12)
Total distributions	(0.23)		(0.31)	(0.46)	(0.23)	(0.36)	(0.91)
Net asset value at end of period	$10.80		$11.63	$15.22	$12.86	$14.59	$12.33
Total return (b)	(5.22	)% (c)	(21.61)%	22.09%	(9.98)%	21.31%	(10.51)%
Net assets at end of period (in 000s)	$1,838		$2,631	$3,685	$3,360	$6,793	$8,600
Ratio of total net expenses to average net assets (d)	1.09	% (e)	1.14%	1.15%	1.15%	1.15%	1.65	% (f)
Ratio of total gross expenses to average net assets (d)	1.73	% (e)	2.09%	1.96%	2.03%	1.71%	2.57%
Ratio of net investment income (loss) to average net assets (d)	1.83	% (e)	2.17%	1.23%	1.38%	1.54%	2.01%
Portfolio turnover rate (g)	10	% (c)	29%	49%	29%	21%	101%

Westwood Salient Global Real Estate Fund - A Class Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of period	$11.68		$15.29	$12.92	$14.65	$12.38	$14.75
Net investment income (a)	0.16		0.23	0.12	0.12	0.17	0.23
Net realized and unrealized gains (losses) on investments	(0.78)		(3.57)	2.65	(1.68)	2.40	(1.73)
Total from investment operations	(0.62)		(3.34)	2.77	(1.56)	2.57	(1.50)
Less distributions from:
Net investment income	(0.15)		(0.24)	(0.40)	(0.17)	(0.30)	(0.76)
Return of capital	(0.06)		(0.03)	—	—	—	(0.11)
Total distributions	(0.21)		(0.27)	(0.40)	(0.17)	(0.30)	(0.87)
Net asset value at end of period	$10.85		$11.68	$15.29	$12.92	$14.65	$12.38
Total return (b)	(5.39	)% (c)	(21.91)%	21.58%	(10.36)%	20.82%	(10.74)%
Net assets at end of period (in 000s)	$13,871		$16,335	$23,312	$20,341	$26,859	$19,377
Ratio of total net expenses to average net assets (d)	1.34	% (e)	1.54%	1.55%	1.55%	1.55%	1.87	% (h)
Ratio of total gross expenses to average net assets (d)	1.98	% (e)	2.49%	2.36%	2.43%	2.11%	3.04%
Ratio of net investment income (loss) to average net assets (d)	1.62	% (e)	1.76%	0.83%	1.02%	1.21%	1.66%
Portfolio turnover rate (g)	10	% (c)	29%	49%	29%	21%	101%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.

(1)	Prior to November 18, 2022, Westwood Salient Global Real Estate Fund was known as Salient Global Real Estate Fund. Prior to August 14, 2018 Salient Global Real Estate Fund was known as Salient International Real Estate Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Salient Global Real Estate Fund (1) (Continued)

Westwood Salient Global Real Estate Fund - C Class Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of period	$11.64		$15.25	$12.88	$14.59	$12.31	$14.73
Net investment income (a)	0.09		0.16	0.03	0.05	0.07	0.13
Net realized and unrealized gains (losses) on investments	(0.78)		(3.56)	2.66	(1.65)	2.41	(1.73)
Total from investment operations	(0.69)		(3.40)	2.69	(1.60)	2.48	(1.60)
Less distributions from:
Net investment income	(0.11)		(0.18)	(0.32)	(0.11)	(0.20)	(0.71)
Return of capital	(0.04)		(0.03)	—	—	—	(0.11)
Total distributions	(0.15)		(0.21)	(0.32)	(0.11)	(0.20)	(0.82)
Net asset value at end of period	$10.80		$11.64	$15.25	$12.88	$14.59	$12.31
Total return (b)	(6.03	)% (c)	(22.33)%	20.95%	(10.81)%	20.19%	(11.51)%
Net assets at end of period (in 000s)	$959		$1,061	$1,591	$2,585	$4,614	$11,888
Ratio of total net expenses to average net assets (d)	2.06	% (e)	2.09%	2.10%	2.10%	2.10%	2.51	% (f)
Ratio of total gross expenses to average net assets (d)	2.70	% (e)	3.04%	2.94%	2.98%	2.67%	3.64%
Ratio of net investment income (loss) to average net assets (d)	0.90	% (e)	1.22%	0.22%	0.41%	0.51%	0.96%
Portfolio turnover rate (g)	10	% (c)	29%	49%	29%	21%	101%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 2.10%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Prior to November 18, 2022, Westwood Salient Global Real Estate Fund was known as Salient Global Real Estate Fund. Prior to August 14, 2018 Salient Global Estate Real Fund was known as Salient International Real Estate Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Salient Select Income Fund (1)

Westwood Salient Select Income Fund -	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$17.39		$21.56	$19.68	$21.42	$19.07	$22.13
Net investment income (a)	0.75		0.70	0.46	0.49	0.57	0.66
Net realized and unrealized gains (losses) on investments	(0.59)		(3.71)	3.19	(1.24)	2.95	(2.50)
Total from investment operations	0.16		(3.01)	3.65	(0.75)	3.52	(1.84)
Less distributions from:
Net investment income	(0.87)		(0.71)	(1.11)	(0.46)	(0.51)	(0.70)
Net realized gains	—		—	—	—	—	(0.51)
Return of capital	(0.04)		(0.45)	(0.66)	(0.53)	(0.66)	(0.01)
Total distributions	(0.91)		(1.16)	(1.77)	(0.99)	(1.17)	(1.22)
Net asset value at end of period	$16.64		$17.39	$21.56	$19.68	$21.42	$19.07
Total return (b)	0.81	% (c)	(14.10)%	15.44%	(2.75)%	18.64%	(8.52)%
Net assets at end of period (in 000s)	$139,523		$108,853	$143,721	$160,526	$232,707	$198,762
Ratio of total net expenses to average net assets (excluding interest and dividends on short sale expense) (d)	1.09	% (e)	1.03%	1.10%	1.10%	1.06%	1.25	% (f)
Ratio of total gross expenses to average net assets (excluding interest and dividends on short sale expense) (d)	0.98	% (e)	1.42%	1.37%	1.37%	1.31%	1.37%
Ratio of net investment income (loss) to average net assets (d)	5.09	% (e)	3.67%	2.26%	2.73%	2.76%	3.37%
Ratio of total net expenses to average net assets (including interest and dividends on short sale expense) (d)	1.09	% (e)	1.12%	1.15%	1.15%	1.10%	1.48	% (f)
Ratio of total gross expenses to average net assets (including interest and dividends on short sale expense) (d)	0.98	% (e)	1.51%	1.42%	1.42%	1.35%	1.60%
Ratio of net investment income (loss) to average net assets (d)	5.09	% (e)	3.58%	2.21%	2.68%	2.72%	3.14%
Portfolio turnover rate (g)	76	% (c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions, recoupments, and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective July 1, 2018, the Advisor agreed to limit expenses to 1.15%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Salient Select Income Fund (1) (Continued)

Westwood Salient Select Income Fund -	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
A Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$17.45		$21.63	$19.74	$21.48	$19.13	$22.18
Net investment income (a)	0.70		0.71	0.38	0.43	0.49	0.56
Net realized and unrealized gains (losses) on investments	(0.57)		(3.80)	3.14	(1.26)	2.94	(2.46)
Total from investment operations	0.13		(3.09)	3.52	(0.83)	3.43	(1.90)
Less distributions from:
Net investment income	(0.83)		(0.67)	(1.02)	(0.43)	(0.47)	(0.66)
Net realized gains	—		—	—	—	—	(0.48)
Return of capital	(0.04)		(0.42)	(0.61)	(0.48)	(0.61)	(0.01)
Total distributions	(0.87)		(1.09)	(1.63)	(0.91)	(1.08)	(1.15)
Net asset value at end of period	$16.71		$17.45	$21.63	$19.74	$21.48	$19.13
Total return (b)	0.66	% (c)	(14.45)%	14.98%	(3.17)%	18.12%	(8.78)%
Net assets at end of period (in 000s)	$95,619		$103,950	$126,620	$125,194	$160,277	$122,484
Ratio of total net expenses to average net assets (excluding interest and dividends on short sale expense) (d)	1.33	% (e)	1.53%	1.50%	1.50%	1.46%	1.60	% (g)
Ratio of total gross expenses to average net assets (excluding interest and dividends on short sale expense) (d)	1.22	% (e)	1.95%	1.77%	1.77%	1.71%	1.72%
Ratio of net investment income (loss) to average net assets (d)	4.75	% (e)	3.73%	1.87%	2.38%	2.37%	2.91%
Ratio of total net expenses to average net assets (including interest and dividends on short sale expense) (d)	1.33	% (e)	1.62%	1.55%	1.55%	1.50%	1.83	% (g)
Ratio of total gross expenses to average net assets (including interest and dividends on short sale expense) (d)	1.22	% (e)	2.04%	1.82%	1.82%	1.75%	1.95%
Ratio of net investment income (loss) to average net assets (d)	4.75	% (e)	3.64%	1.82%	2.33%	2.33%	2.68%
Portfolio turnover rate (f)	76	% (c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees, recoupments, and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Effective July 1, 2018, the Advisor agreed to limit expenses to 1.55%.

(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Salient Select Income Fund (1) (Continued)

Westwood Salient Select Income Fund -	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
C Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$16.87		$20.94	$19.13	$20.84	$18.56	$21.55
Net investment income (a)	0.58		0.47	0.21	0.30	0.31	0.41
Net realized and unrealized gains (losses) on investments	(0.57)		(3.56)	3.04	(1.20)	2.91	(2.42)
Total from investment operations	0.01		(3.09)	3.25	(0.90)	3.22	(2.01)
Less distributions from:
Net investment income	(0.75)		(0.60)	(0.90)	(0.38)	(0.41)	(0.52)
Net realized gains	—		—	—	—	—	(0.45)
Return of capital	(0.03)		(0.38)	(0.54)	(0.43)	(0.53)	(0.01)
Total distributions	(0.78)		(0.98)	(1.44)	(0.81)	(0.94)	(0.98)
Net asset value at end of period	$16.10		$16.87	$20.94	$19.13	$20.84	$18.56
Total return (b)	(0.03	)% (c)	(14.92)%	14.35%	(3.69)%	17.51%	(9.51)%
Net assets at end of period (in 000s)	$5,327		$5,679	$11,219	$29,178	$51,214	$100,706
Ratio of total net expenses to average net assets (excluding interest and dividends on short sale expense) (d)	2.06	% (e)	1.98%	2.05%	2.05%	2.03%	2.23	% (f)
Ratio of total gross expenses to average net assets (excluding interest and dividends on short sale expense) (d)	1.95	% (e)	2.38%	2.33%	2.32%	2.28%	2.35%
Ratio of net investment income (loss) to average net assets (d)	4.00	% (e)	2.57%	1.11%	1.75%	1.58%	2.23%
Ratio of total net expenses to average net assets (including interest and dividends on short sale expense) (d)	2.06	% (e)	2.07%	2.10%	2.10%	2.07%	2.46	% (f)
Ratio of total gross expenses to average net assets (including interest and dividends on short sale expense) (d)	1.95	% (e)	2.47%	2.38%	2.37%	2.32%	2.58%
Ratio of net investment income (loss) to average net assets (d)	4.00	% (e)	2.48%	1.06%	1.70%	1.54%	2.00%
Portfolio turnover rate (g)	76	% (c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees, recoupments, and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective July 1, 2018, the Advisor agreed to limit expenses to 2.10%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund (1)

Westwood Broadmark Tactical Growth Fund - Institutional Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of period	$26.07		$29.14	$27.96	$26.81	$25.43	$27.41
Net investment income (loss) (a)	0.57		(0.06)	(0.24)	(0.16)	0.16	0.14
Net realized and unrealized gains (losses) on investments	(0.24)		(2.24)	2.48	2.40	2.53	(1.44)
Total from investment operations	0.33		(2.30)	2.24	2.24	2.69	(1.30)
Less distributions from:
Net investment income	—		—	—	(0.03)	(0.14)	(0.11)
Net realized gains	—		(0.77)	(1.06)	(1.06)	(1.17)	(0.57)
Total distributions	—		(0.77)	(1.06)	(1.09)	(1.31)	(0.68)
Net asset value at end of period	$26.40		$26.07	$29.14	$27.96	$26.81	$25.43
Total return (b)	1.27	% (c)	(7.90)%	8.02%	8.40%	10.69%	(4.76)%
Net assets at end of period (in 000s)	$215,512		$236,181	$301,241	$255,095	$250,153	$275,669
Ratio of total net expenses to average net assets	1.26	% (d)	1.51%	1.46%	1.47%	1.43%	1.47%
Ratio of net investment income (loss) to average net assets	2.60	% (d)	(0.21)%	(0.82)%	(0.58)%	0.62%	0.53%
Portfolio turnover rate (e)	565	% (c)	1037%	201%	626%	435%	531%

Westwood Broadmark Tactical Growth Fund - A Class Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of period	$24.31		$27.34	$26.40	$25.45	$24.24	$26.15
Net investment income (loss) (a)	0.47		(0.13)	(0.34)	(0.26)	0.05	(0.07	) (f)
Net realized and unrealized gains (losses) on investments	(0.21)		(2.13)	2.34	2.27	2.39	(1.27)
Total from investment operations	0.26		(2.26)	2.00	2.01	2.44	1.34
Less distributions from:
Net investment income	—		—	—	—	(0.06)	—
Net realized gains	—		(0.77)	(1.06)	(1.06)	(1.17)	(0.57)
Total distributions	—		(0.77)	(1.06)	(1.06)	(1.23)	(0.57)
Net asset value at end of period	$24.57		$24.31	$27.34	$26.40	$25.45	$24.24
Total return (b)	1.07	% (c)	(8.27)%	7.59%	7.95%	10.20%	(5.13)%
Net assets at end of period (in 000s)	$20,551		$27,117	$21,995	$17,949	$17,273	$11,718
Ratio of total net expenses to average net assets	1.53	% (d)	1.91%	1.86%	1.88%	1.85%	1.92%
Ratio of net investment income (loss) to average net assets	2.31	% (d)	(0.49)%	(1.21)%	(0.99)%	0.21%	(0.28)%
Portfolio turnover rate (e)	565	% (c)	1037%	201%	626%	435%	531%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund (1) (Continued)

Westwood Broadmark Tactical Growth Fund - C Class Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value at beginning of period	$22.40		$25.39	$24.72	$24.03	$23.01		$25.04
Net investment income (loss) (a)	0.30		(0.27)	(0.46)	(0.39)	(0.09	) (b)	(0.16	) (b)
Net realized and unrealized gains (losses) on investments	(0.20)		(1.95)	2.19	2.14	2.28		(1.30)
Total from investment operations	0.10		(2.22)	1.73	1.75	2.19		(1.46)
Less distributions from:
Net realized gains	—		(0.77)	(1.06)	(1.06)	(1.17)		(0.57)
Total distributions	—		(0.77)	(1.06)	(1.06)	(1.17)		(0.57)
Net asset value at end of period	$22.50		$22.40	$25.39	$24.72	$24.03		$23.01
Total return (c)	0.45	% (d)	(8.75)%	7.01%	7.33%	9.67%		(5.84)%
Net assets at end of period (in 000s)	$6,252		$7,827	$9,075	$11,830	$16,505		$27,915
Ratio of total net expenses to average net assets	2.23	% (e)	2.46%	2.41%	2.42%	2.40%		2.45%
Ratio of net investment income (loss) to average net assets	1.62	% (e)	(1.14)%	(1.80)%	(1.60)%	(0.36)%		(0.64)%
Portfolio turnover rate (f)	565	% (d)	1037%	201%	626%	435%		531%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund (1)

Westwood Broadmark Tactical Plus Fund - Institutional Shares(2)	Ten Months Ended October 31, 2023(3)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of period	$11.29		$12.37	$11.65	$11.55	$11.41	$11.47
Net investment income (loss) (a)	0.33		0.04	(0.08)	(0.09)	0.07	0.06
Net realized and unrealized gains (losses) on investments	0.20		(0.28)	0.80	0.91	0.76	0.24
Total from investment operations	0.53		(0.24)	0.72	0.82	0.83	0.30
Less distributions from:
Net investment income	—		—	—	—	(0.12)	(0.01)
Net realized gains	—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	—		(0.84)	—	(0.72)	(0.69)	(0.36)
Net asset value at end of period	$11.82		$11.29	$12.37	$11.65	$11.55	$11.41
Total return (b)	4.69	% (c)	(1.95)%	6.18%	7.15%	7.24%	2.56%
Net assets at end of period (in 000s)	$36,169		$34,427	$30,855	$30,308	$24,882	$18,502
Ratio of total net expenses to average net assets (d)	1.36	% (e)	1.39%	1.40%	1.40%	1.40%	1.40	% (f)
Ratio of total gross expenses to average net assets (d)	1.74	% (e)	1.93%	1.94%	1.99%	1.94%	2.38%
Ratio of net investment income (loss) to average net assets (d)	3.45	% (e)	0.31%	(0.68)%	(0.77)%	0.61%	0.51%
Portfolio turnover rate (g)	0	% (c)	827%	62%	5,029%	9,813%	5,067%

Westwood Broadmark Tactical Plus Fund - A Class Shares	Ten Months Ended October 31, 2023(3)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of period	$11.08		$12.18	$11.51	$11.44	$11.31	$11.40
Net investment income (loss) (a)	0.30		—	(0.11)	(0.12)	0.04	(0.02	) (h)
Net realized and unrealized gains (losses) on investments	0.20		(0.26)	0.78	0.91	0.75	0.28
Total from investment operations	0.50		(0.26)	0.67	0.79	0.79	0.26
Less distributions from:
Net investment income	—		—	—	—	(0.09)	—
Net realized gains	—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	—		(0.84)	—	(0.72)	(0.66)	(0.35)
Net asset value at end of period	$11.58		$11.08	$12.18	$11.51	$11.44	$11.31
Total return (b)	4.51	% (c)	(2.18)%	5.82%	6.95%	6.96%	2.29%
Net assets at end of period (in 000s)	$617		$584	$579	$668	$743	$616
Ratio of total net expenses to average net assets (d)	1.57	% (e)	1.64%	1.65%	1.65%	1.65%	1.65	% (i)
Ratio of total gross expenses to average net assets (d)	1.95	% (e)	2.16%	2.19%	2.23%	2.17%	2.72%
Ratio of net investment income (loss) to average net assets (d)	3.23	% (e)	0.02%	(0.95)%	(1.04)%	0.33%	(0.15)%
Portfolio turnover rate (g)	0	% (c)	827%	62%	5,029%	9,813%	5,067%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(e)	Annualized.

(f)	Effective February 1, 2018, the annual expense limitation rate changed from 1.80% to 1.40%.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(h)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(i)	Effective February 1, 2018, the annual expense limitation rate changed from 2.05% to 1.65%.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.

(2)	Prior to November 18, 2022, Institutional Shares were I Share Class.

(3)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund (1) (Continued)

Westwood Broadmark Tactical Plus Fund - C Class Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value at beginning of period	$10.36		$11.52	$10.97	$11.02	$10.92		$11.10
Net investment income (loss) (a)	0.21		(0.09)	(0.19)	(0.20)	(0.03	) (b)	(0.08	) (b)
Net realized and unrealized gains (losses) on investments	0.18		(0.23)	0.74	0.87	0.70		0.25
Total from investment operations	0.39		(0.32)	0.55	0.67	0.67		0.17
Less distributions from:
Net investment income	—		—	—	—	—		—
Net realized gains	—		(0.84)	—	(0.72)	(0.57)		(0.35)
Total distributions	—		(0.84)	—	(0.72)	(0.57)		(0.35)
Net asset value at end of period	$10.75		$10.36	$11.52	$10.97	$11.02		$10.92
Total return (c)	3.76	% (d)	(2.82)%	5.01%	6.13%	6.15%		1.50%
Net assets at end of period (in 000s)	$405		$414	$553	$575	$488		$629
Ratio of total net expenses to average net assets (e)	2.34	% (f)	2.39%	2.40%	2.40%	2.40%		2.40	% (g)
Ratio of total gross expenses to average net assets (e)	2.72	% (f)	2.93%	2.94%	2.99%	2.89%		5.32%
Ratio of net investment income (loss) to average net assets (e)	2.46	% (f)	(0.77)%	(1.68)%	(1.77)%	(0.30)%		(0.72)%
Portfolio turnover rate (h)	0	% (d)	827%	62%	5,029%	9,813%		5,067%

Westwood Broadmark Tactical Plus Fund - F Class Shares	Ten Months Ended October 31, 2023(2)		Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value at beginning of period	$11.55		$12.65	$11.88	$11.73	$11.58		$11.60
Net investment income (loss) (a)	0.37		0.07	(0.05)	(0.05)	0.11		0.07
Net realized and unrealized gains (losses) on investments	0.20		(0.27)	0.82	0.92	0.77		0.27
Total from investment operations	0.57		(0.20)	0.77	0.87	0.88		0.34
Less distributions from:
Net investment income	—		(0.06)	—	—	(0.16)		(0.01)
Net realized gains	—		(0.84)	—	(0.72)	(0.57)		(0.35)
Total distributions	—		(0.90)	—	(0.72)	(0.73)		(0.36)
Net asset value at end of period	$12.12		$11.55	$12.65	$11.88	$11.73		$11.58
Total return (b)	4.94	% (d)	(1.65)%	6.48%	7.46%	7.54%		2.91%
Net assets at end of period (in 000s)	$40,199		$37,040	$39,430	$38,158	$34,334		$27,688
Ratio of total net expenses to average net assets (e)	1.05	% (f)	1.08%	1.09%	1.09%	1.09%		1.09	% (i)
Ratio of total gross expenses to average net assets (e)	1.74	% (f)	1.93%	1.94%	1.99%	1.95%		2.24%
Ratio of net investment income (loss) to average net assets (e)	3.76	% (f)	0.59%	(0.37)%	(0.46)%	0.93%		0.63%
Portfolio turnover rate (h)	0	% (d)	827%	62%	5,029%	9,813%		5,067%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.

(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(f)	Annualized.

(g)	Effective February 1, 2018, the annual expense limitation rate changed from 2.80% to 2.40%.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Effective February 1, 2018, the annual expense limitation rate changed from 1.49% to 1.09%.

(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.

(2)	Fund changed fiscal year to October 31.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1. Organization

Westwood Quality Value Fund (“Value Fund”), Westwood Quality MidCap Fund (“MidCap Fund”), Westwood Quality SMidCap Fund (“SMidCap Fund”), Westwood Quality SmallCap Fund (“SmallCap Fund”), Westwood Quality AllCap Fund (“AllCap Fund”), Westwood Total Return Fund (“Total Return Fund”), Westwood Income Opportunity Fund (“Income Opportunity Fund”), Westwood High Income Fund (“High Income Fund”), Westwood Alternative Income Fund (“Alternative Income Fund”), Westwood Salient Global Real Estate Fund (“Global Real Estate Fund”), Westwood Salient Select Income Fund (“Select Income Fund”), Broadmark Westwood Tactical Growth Fund (“Tactical Growth Fund”) and Broadmark Westwood Tactical Plus Fund (“Tactical Plus Fund”), (individually, a “Fund” and collectively, the “Funds”) are each a series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). Other series of the Trust are not included in this report.

The Value, SMidCap, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds (“Predecessor Funds”) were formerly part of The Advisors’ Inner Circle Fund and were acquired by, and reorganized into, the Trust on November 1, 2021, pursuant to an Agreement and Plan of Reorganization dated August 9, 2021. The AllCap Fund commenced operations on September 30, 2021 and MidCap Fund commenced operations on November 30, 2021. Each Fund is classified as an open-end diversified fund.

Tactical Plus Fund (“Predecessor Salient MF Trust”), formerly part of Salient MF Trust, and another series of the Trust, were the sole remaining series of Salient MF Trust and were reorganized into the Trust on November 18, 2022 pursuant to an Agreement and Plan of Reorganization dated June 27, 2022.

The Global Real Estate Fund, Select Income Fund, and Tactical Growth Fund (“Predecessor Forward Funds”), formerly part of Forward Funds, were the sole remaining series of Forward Funds and were acquired by, and reorganized into the Trust on November 18, 2022 pursuant to an Agreement and Plan of Reorganization dated June 27, 2022.

Global Real Estate Fund, Select Income Fund, Tactical Growth Fund and Tactical Plus Fund are open-end diversified funds.

The investment objective of the Value, MidCap, SMidCap, SmallCap and AllCap Funds is to seek long-term capital appreciation.

The investment objective of Total Return Fund is to seek to provide total return, through a combination of current income and capital appreciation.

The investment objective of Income Opportunity Fund is to provide current income with a secondary investment objective to provide the opportunity for long-term capital appreciation.

The investment objective of High Income Fund is to seek to maximize total return through a high level of current income and capital appreciation.

The investment objective of Alternative Income Fund is to seek to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

The investment objective of Global Real Estate Fund seeks total return from both capital appreciation and current income.

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The investment objective of Select Income Fund seeks high current income and potential for modest long-term growth of capital.

The investment objective of Tactical Growth Fund is to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

The Tactical Plus Fund seeks to produce in any market environment above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

As of October 31, 2023, all Funds offer Institutional Shares. All Funds except MidCap, SMidCap, and AllCap offer A Class Shares and C Class Shares. Value, SMidCap, SmallCap, AllCap, Income Opportunity and Alternative Income Funds have a fourth class, Ultra Shares. Tactical Plus Fund has a fourth class, F Class Shares.

Institutional Shares are sold without any sales loads, but subject to an administrative services plan fee of up to 0.20% of the average daily net assets attributable to Institutional Shares (for MidCap, SMidCap, SmallCap, AllCap, and High Income Funds), up to 0.15% for Alternative Income Fund, up to 0.10% (for Value, Income Opportunity and Tactical Plus Funds), and up to 0.05% (for Global Real Estate, Select Income, and Tactical Growth Funds), requiring a $100,000 minimum investment (except for Alternative Income Fund, which has a $1,000,000 minimum investment) and offered exclusively to certain retirement plans established for the benefit of employees of the Westwood Management Corporation (the “Adviser”) or its affiliates; defined benefit retirement plans, endowments or foundations; banks and trust companies or law firms acting as trustee or manager for trust accounts; investors who purchase through asset-based fee programs available through financial intermediaries; and insurance companies.

The Value, SmallCap, Total Return, Income Opportunity, High Income, Alternative Income, Global Real Estate, Select Income, Tactical Growth, and Tactical Plus Funds offer A Class Shares (sold with a maximum sales charge of 3.00% (except for SmallCap Fund, which has a maximum sales charge of 4.00%) and a 12b-1 services plan fee up to 0.25% of the average daily net assets attributable to A Class Shares), requiring a $1,000 minimum investment. A Class Shares are also subject to an administrative services plan fee of up to 0.10% in Tactical Plus Fund; and up to 0.20% of the average daily net assets attributable to A Class Shares in the Global Real Estate, Select Income, and Tactical Growth Funds. A Class Shares purchases of $250,000 or more may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within 18 months of purchase (except for SmallCap Fund, in which purchases of $1,000,000 or more may be subject to a 1.00% CDSC fee if redeemed within 18 months of purchase).

The Value, SmallCap, Total Return, Income Opportunity, High Income, Alternative Income and Tactical Plus Funds offer C Class Shares, which are sold without any sales loads, but subject to a 12b-1 services plan fee (up to 1.00% of the average daily net assets attributable to C Class Shares, and up to 0.75% of the average daily net assets of the Global Real Estate, Select Income, and Tactical Growth Funds), all requiring a $1,000 minimum investment. The Global Real Estate, Select Income, and Tactical Growth Funds offer C Class Shares, sold without any sales loads, but subject to an administrative services plan fee of up to 0.25% of the average daily net assets attributable to C Class Shares; and up to 0.10% in Tactical Plus Fund. C Class Shares may be subject to a CDSC fee of 1.00% if redeemed within 12 months of purchase. C Class Shares automatically convert to A Class Shares after being held for 10 years.

The Value, SMidCap, SmallCap, AllCap, Income Opportunity and Alternative Income Funds offer Ultra Shares (sold without any sales loads and distribution and/or administrative services fees, requiring a $1,000,000 initial investment and offered exclusively to employer retirement plans; health savings accounts under section 223 of the Internal Revenue Code of 1986, as amended, if such accounts are maintained by the Fund at an omnibus level; endowments and foundations and local, city and state agencies; unaffiliated registered investment companies; collective investment trusts; banks and trust companies or law firms acting as trustee or manager for trust accounts; and insurance companies).

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F Class Shares are held only by those Fund shareholders who acquired such shares as a result of the Broadmark Reorganization. Only shareholders who acquired Class F shares pursuant to the Broadmark Reorganization may purchase additional F Class shares. There is no subsequent investment minimum for F Class Shares.

Each share class of a Fund represents an ownership interest in the same investment portfolio of the Fund.

The Adviser serves as investment adviser to Value, MidCap, SMidCap, SmallCap, AllCap, Total Return, Income Opportunity, High Income, Alternative Income, Global Real Estate, Select Income, and Tactical Growth Funds. Salient Advisors, L.P. (“Salient Advisors”) and together with Westwood serve as investment adviser to the Tactical Plus Fund. Salient Advisors is a wholly owned subsidiary of Westwood Holdings. Broadmark Asset Management LLC (“Sub-Adviser” or “Broadmark”) is the Sub-Adviser to Tactical Growth Fund and Tactical Plus Fund. Westwood Holdings is a majority owner of Broadmark. Broadmark is paid by the Adviser for their services, not the Funds.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Regulatory Updates

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds (“ETFs”), if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Future contracts are valued at the final settlement price, or, if a settled price is not available, at the last sale price as of the close of regular trading on the primary exchange on which they are traded. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. Total return swaps are valued as the change in the value of the underlying security plus/minus the accrued income payment based on Secured Overnight Financing Rate (“SOFR”) or some other form of indices on the notional amount. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value as determined by the Adviser, as the Funds’ valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level

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2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges, if any, are fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. The Adviser and Salient Advisor as the Funds’ valuation designee is responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value determined in good faith.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of October 31, 2023:

Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$181,433,940	$—	$—	$181,433,940
Money Market Funds	3,973,390	—	—	3,973,390
Total Investment Securities	$185,407,330	$—	$—	$185,407,330

Quality MidCap Fund
Common Stocks	$1,504,121	$—	$—	$1,504,121
Money Market Funds	38,270	—	—	38,270
Total Investment Securities	$1,542,391	$—	$—	$1,542,391

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Quality SMidCap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$276,453,477	$—	$—	$276,453,477
Money Market Funds	7,498,474	—	—	7,498,474
Total Investment Securities	$283,951,951	$—	$—	$283,951,951

Quality SmallCap Fund
Common Stocks	$1,025,719,124	$—	$—	$1,025,719,124
Money Market Funds	20,097,610	—	—	20,097,610
Total Investment Securities	$1,045,816,734	$—	$—	$1,045,816,734

Quality AllCap Fund
Common Stocks	$20,010,346	$—	$—	$20,010,346
Money Market Funds	333,387	—	—	333,387
Total Investment Securities	$20,343,733	$—	$—	$20,343,733

Total Return Fund
U.S. Government & Agencies	$—	$5,384,767	$—	$5,384,767
Collaterized Mortgage Obligations	—	2,271,795	—	2,271,795
Convertible Bonds	—	6,883,116	—	6,883,116
Corporate Bonds	—	37,518,372	—	37,518,372
Foreign Governments	—	746,559	—	746,559
Common Stocks	54,432,249	—	—	54,432,249
Exchange-Traded Funds	1,342,471	—	—	1,342,471
Preferred Stocks	738,430	—	—	738,430
Money Market Funds	641,017	—	—	641,017
Total Investment Securities	$57,154,167	$52,804,609	$—	$109,958,776

Income Opportunity Fund
U.S. Government & Agencies	$—	$63,217,041	$—	$63,217,041
Collaterized Mortgage Obligations	—	21,762,088	—	21,762,088
Convertible Bonds	—	21,499,056	—	21,499,056
Corporate Bonds	—	208,444,093	—	208,444,093
Common Stocks	165,763,600	—	—	165,763,600
Exchange-Traded Funds	12,583,055	—	—	12,583,055
Preferred Stocks	5,899,149	—	—	5,899,149
Money Market Funds	1,935,926	—	—	1,935,926
Total Investment Securities	$186,181,730	$314,922,278	$—	$501,104,008

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High Income Fund	Level 1	Level 2		Level 3	Total
U.S. Government & Agencies	$—	$2,796,820		$—	$2,796,820
Collaterized Mortgage Obligations	—	1,927,330		—	1,927,330
Convertible Bonds	—	1,984,500		—	1,984,500
Corporate Bonds	—	70,140,213		—	70,140,213
Foreign Governments	—	586,281		—	586,281
Common Stocks	19,073,355	—		—	19,073,355
Exchange-Traded Funds	2,785,612	—		—	2,785,612
Preferred Stocks	—	500,000		—	500,000
Money Market Funds	359,641	—		—	359,641
Total Investment Securities	$22,218,608	$77,935,144		$—	$100,153,752

Alternative Income Fund
Convertible Bonds	$—	$101,668,339		$—	$101,668,339
Corporate Bonds	—	29,012,514		—	29,012,514
Foreign Governments	—	196,184		—	196,184
Purchased Option Contracts	—	135,200		—	135,200
Money Market Funds	6,581,646	—		—	6,581,646
Total Investment Securities	$6,581,646	$131,012,237		$—	$137,593,883
Other Financial Instruments**
Total Return Swaps at value (assets)	$—	$3,110,536		$—	$3,110,536
Total Return Swaps at value (liabilities)	—	(144,491)		—	(144,491)
Total Investments	$6,581,646	$133,978,282		$—	$140,559,928

Global Real Estate Fund
Common Stocks	$9,956,880	$6,308,977	*	$—	$16,265,857
Money Market Funds	394,655	—		—	394,655
Total Investment Securities	$10,351,535	$6,308,977		$—	$16,660,512

Select Income Fund
Common Stocks	$60,889,396	$—		$—	$60,889,396
Preferred Stocks	161,115,788	4,500,000		—	165,615,788
Money Market Funds	11,588,017	—		—	11,588,017
Total Investment Securities	$233,593,201	$4,500,000		$—	$238,093,201

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Tactical Growth Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$48,478,678	$—	$—	$48,478,678
Money Market Funds	190,170,747	—	—	190,170,747
Total Investment Securities	$238,649,425	$—	$—	$238,649,425
Other Financial Instruments**
Futures Contracts	$3,356,008	$—	$—	$3,356,008
Total Investments	$242,005,433	$—	$—	$242,005,433

Tactical Plus Fund
Purchased Option Contracts	$98,438	$—	$—	$98,438
Money Market Funds	75,629,282	—	—	75,629,282
Total Investment Securities	$75,727,720	$—	$—	$75,727,720
Other Financial Instruments**
Written Options Contracts	$—	$36,487	$—	$36,487
Futures Contracts	875,603	—	—	875,603
Total Investments	$76,603,323	$36,487	$—	$76,639,810

Amounts designated as “—” are $0 or have been rounded to $0.

*	With respect to foreign equity securities that are principally traded on a market outside the United States, the Fund utilizes an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

**	Other financial instruments are derivative instruments not reflected in the total investments at value on the Schedule of Investments but as separate schedule such as total return swap contracts, written option contracts, and futures contracts. These instruments are valued at the unrealized appreciation (depreciation) on the instrument.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class except for A Class Shares. A Class Shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Distributions received for each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their

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tax reporting periods are concluded. Discounts and premiums on fixed income securities, if any, are amortized using the effective interest method.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund. Distribution fees are class specific expenses.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Futures contracts – A Fund may use futures contracts for tactical hedging purposes as well as to enhance a Fund’s returns. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When a Fund purchases or sells a futures contract, no price is paid to or received by a Fund. Instead, a Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. A Fund recognizes an unrealized gain or loss equal to the daily valuation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation receivable/payable are reported on the Statements of Assets and Liabilities.

Options written/purchased – The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Swap contracts – The Funds are authorized to enter into swap contracts for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on SOFR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest

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rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. The Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities that result from changes in exchange rates.

The Funds may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which a Fund invests.

Forward foreign currency contracts – The Funds may enter into forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Funds’ Statements of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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Borrowing costs – From time to time, the Funds may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Funds will incur borrowing costs charged by the custodian. Borrowing costs for each Fund, if any, for the period ended October 31, 2023 can be found on the Statements of Operations. Prior to November 18, 2022, the Predecessor Select Income Fund had an open-ended line of credit for up to $200,000,000 with Société Générale. For borrowings under this agreement, the Fund was charged interest of 1.315% above the one-month Term SOFR. For the period January 1, 2022 through November 18, 2022, the maximum and average borrowing amount was $5,000,000 at an average interest rate of 2.155%. There was no line of credit agreement in place after November 18, 2022.

ReFlow transactions – Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 2.95% of the total net assets of any Fund. The Predecessor Board had adopted certain procedures to govern the Funds’ participation in ReFlow. During the period/year ended October 31, 2023, and the year ended December 31, 2022, where applicable, no ReFlow fees were incurred.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Redemption fees – In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Alternative Income Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. Redemption fees collected, if any, are shown on the Statements of Changes in Net Assets.

Distributions to shareholders – Value, MidCap, SMidCap, SmallCap, and AllCap Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions, if any, at least once each year. Total Return, Income Opportunity and Alternative Income Funds distribute to shareholders any net investment income dividends quarterly and net realized capital gains distributions, if any, at least once each year. High Income Fund distributes to shareholders any net investment income dividends monthly and net realized capital gains distributions, if any, at least once each year. Global Real Estate and Select Income Funds distribute substantially all of their net income to shareholders on a quarterly basis and their net capital gains to shareholders at least annually in December. Tactical Growth and Tactical Plus Funds distribute to shareholders any net investment income and net realized capital gains annually in December. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

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The character of dividends paid to shareholders of the Funds for federal income tax purposes during the year ended October 31, 2023, ten months ended October 31, 2023, and years ended October 31, 2022, December 31, 2022 and December 31, 2021, if applicable, was as follows:

	Ordinary	Long-Term	Return of	Total
Period Ended	Income	Capital Gains	Capital	Distributions*
Value Fund
October 31, 2023	$3,785,863	$—	$—	$3,785,863
October 31, 2022	$8,370,856	$31,247,826	$—	$39,618,682
MidCap Fund
October 31, 2023	$7,423	$—	$—	$7,423
October 31, 2022**	$—	$—	$—	$—
SMidCap Fund
October 31, 2023	$2,178,453	$2,304,618	$—	$4,483,071
October 31, 2022	$19,737,893	$29,174,952	$—	$48,912,845
SmallCap Fund
October 31, 2023	$17,615,342	$19,713,675	$—	$37,329,017
October 31, 2022	$36,264,336	$14,953,770	$—	$51,218,106
AllCap Fund
October 31, 2023	$366,179	$—	$—	$366,179
October 31, 2022	$115,427	$—	$—	$115,427
Total Return Fund
October 31, 2023	$4,096,190	$—	$—	$4,096,190
October 31, 2022	$7,513,372	$4,521,206	$—	$12,034,578
Income Opportunity Fund
October 31, 2023	$20,688,795	$—	$—	$20,688,795
October 31, 2022	$50,444,398	$40,005,156	$—	$90,449,554
High Income Fund
October 31, 2023	$5,573,606	$—	$—	$5,573,606
October 31, 2022	$4,426,584	$—	$—	$4,426,584
Alternative Income Fund
October 31, 2023	$21,936,416	$—	$1,196,776	$23,133,192
October 31, 2022	$4,611,634	$465,370	$—	$5,077,004
Global Real Estate Fund
Ten months ended October 31, 2023***	$243,047	$—	$92,630	$335,677
December 31, 2022	$432,515	$—	$62,845	$495,360
December 31, 2021	$778,654	$—	$—	$778,654
Select Income Fund
Ten months ended October 31, 2023***	$9,748,315	$1,917,196	$457,282	$12,122,793
December 31, 2022	$8,842,015	$—	$5,645,768	$14,487,783
December 31, 2021	$6,384,418	$9,539,514	$—	$15,923,932

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	Ordinary	Long-Term	Return of	Total
Period Ended	Income	Capital Gains	Capital	Distributions*
Tactical Growth Fund
Ten months ended October 31, 2023***	$—	$—	$—	$—
December 31, 2022	$—	$7,812,987	$—	$7,812,987
December 31, 2021	$11,861,936	$—	$—	$11,861,936
Tactical Plus Fund
Ten months ended October 31, 2023***	$—	$—	$—	$—
December 31, 2022	$1,681,010	$3,437,935	$—	$5,118,945
December 31, 2021	$—	$—	$—	$—

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as the result of permanent differences between the financial statements and income tax reporting.

**	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

***	Represents the ten months ended October 31, 2023.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2023:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Federal income tax cost	$152,735,321	$1,606,574	$272,859,709	$1,042,753,276	$20,838,998
Gross unrealized appreciation	$41,445,222	$72,301	$30,063,015	$129,018,008	$1,035,311
Gross unrealized depreciation	(8,773,213)	(136,484)	(18,970,773)	(125,954,550)	(1,530,576)
Net unrealized appreciation (depreciation)	32,672,009	(64,183)	11,092,242	3,063,458	(495,265)
Undistributed ordinary income	4,293,667	26,666	5,794,785	15,524,194	422,583
Undistributed long-term capital gains	2,493,393	6,189	2,603,010	26,244,045	250,648
Total distributable earnings (accumulated deficit)	$39,459,069	$(31,328)	$19,490,037	$44,831,697	$177,966

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	Total	Income	High	Alternative
	Return	Opportunity	Income	Income	Global Real
	Fund	Fund	Fund	Fund	Estate Fund
Federal income tax cost	$106,320,533	$497,692,718	$108,963,436	$141,750,491	$18,369,901
Gross unrealized appreciation	$11,456,730	$36,711,138	$2,667,008	$3,531,876	$270,535
Gross unrealized depreciation	(7,818,487)	(33,299,848)	(11,476,692)	(7,688,484)	(1,979,924)
Net unrealized appreciation (depreciation)	3,638,243	3,411,290	(8,809,684)	(4,156,608)	(1,709,389)
Net unrealized depreciation on foreign currency translation	—	(374,275)	—	—	—
Undistributed ordinary income	277,496	1,495,490	28,667	—	—
Accumulated capital and other losses	(4,329,717)	(38,137,971)	(15,827,085)	(11,369,254)	(24,901,957)
Total accumulated deficit	$(413,978)	$(33,605,466)	$(24,608,102)	$(15,525,862)	$(26,611,346)

			Select
			Income	Tactical	Tactical
			Fund	Growth Fund	Plus Fund
Federal income tax cost			$250,423,250	$245,491,453	$75,727,720
Gross unrealized appreciation			$13,635,801	$—	$—
Gross unrealized depreciation			(25,965,850)	(6,842,028)	—
Net unrealized depreciation			(12,330,049)	(6,842,028)	—
Undistributed ordinary income			—	9,701,533	2,392,359
Undistributed long-term capital gains			—	—	189,840
Total distributable earnings (accumulated deficit)			$(12,330,049)	$2,859,505	$2,582,199

The difference between the federal income tax cost of investments and the financial statement cost of investments are due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, constructive dividend income, partnership adjustments, straddle loss deferral, contingent debt adjustment, perpetual bond and options, futures and swap mark to market adjustments.

As of October 31, 2023, the following Funds had short-term and long-term capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to

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offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions, if any.

	Capital Loss Carryovers
Fund	Short-term	Long-term	Total
Total Return Fund	$1,949,685	$2,380,032	$4,329,717
Income Opportunity Fund	20,227,373	17,910,598	38,137,971
High Income Fund	2,066,010	13,761,075	15,827,085
Alternative Income Fund	5,841,377	4,622,659	10,464,036
Global Real Estate Fund	13,971,253	10,930,704	24,901,957

For the period ended October 31, 2023, the following Funds utilized the following capital loss carry forwards:

Fund	Short-term	Long-term	Total
Value Fund	$284,008	$—	$284,008
MidCap Fund	14,567	—	14,567
AllCap Fund	424,891	29,398	454,289
Alternative Income Fund	4,772,697	—	4,772,697
Select Income Fund	2,480,683	—	2,480,683

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under current income tax regulations. These permanent differences that are credited or charged to Paid in Capital and distributable earnings/(loss) as of October 31, 2023 are primarily related to utilization of tax equalization, non-deductible partnership expenses and return of capital distributions. As of October 31, 2023, the following adjustments were made:

	Distributable
	earnings/(loss)	Paid in capital
Value Fund	$(1,089,568)	$1,089,568
SmallCap Fund	(5,088,143)	5,088,143
AllCap Fund	(9,840)	9,840
Total Return Fund	102,739	(102,739)
Income Opportunity Fund	4,594	(4,594)
High Income Fund	(33,801)	33,801
Global Real Estate Fund	(1)	1
Tactical Growth Fund	(509,879)	509,879
Tactical Plus Fund	(322,337)	322,337

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The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period/year ended October 31, 2023, the Funds did not incur any interest or penalties.

3. Investment Transactions

The cost of security purchases and proceeds from sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government securities) for the period/year ended October 31, 2023 were as follows:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$131,077,441	$1,693,847	$250,952,374	$683,436,722	$18,301,945
Proceeds from sales of investment securities	$188,275,479	$684,845	$265,362,290	$610,589,208	$19,823,103

		Total	Income	High	Alternative
		Return	Opportunity	Income	Income
		Fund	Fund	Fund	Fund
Purchases of investment securities		$55,496,395	$355,676,025	$56,032,809	$117,566,428
Proceeds from sales and maturities of investment securities		$64,459,933	$485,947,356	$49,497,953	$123,828,847

		Global	Select
		Real Estate	Income	Tactical	Tactical
		Fund	Fund	Growth Fund	Plus Fund
Purchases of investment securities		$9,918,325	$203,550,592	$398,157,847	$—
Proceeds from sales and maturities of investment securities		$11,547,713	$172,023,455	$400,993,192	$—

The cost of security purchases and proceeds from sales and maturities of U.S. Government long-term securities for the period/year ended October 31, 2023 were as follows:

		Total	Income	High	Alternative
		Return	Opportunity	Income	Income
		Fund	Fund	Fund	Fund
Purchases of investment securities		$8,334,830	$160,056,928	$5,298,889	$—
Proceeds from sales and maturities of investment securities		$11,079,967	$170,707,836	$3,721,192	$3,980,914

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4. Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, based on the average net assets of each Fund, computed and accrued daily and paid monthly, at the annual rate shown in the table below.

Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 1, 2024, (for Value, MidCap, SMidCap, SmallCap, AllCap, Total Return, Income Opportunity, High Income and Alternative Income Funds) and April 30, 2024 (for Global Real Estate, Select Income, Tactical Growth and Tactical Plus Funds) to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses of each Fund (exclusive of interest; taxes; brokerage commissions; Rule 12b-1 distribution fees (if any), administrative servicing fees (if any); borrowing expenses such as dividend and interest expenses on securities sold short; acquired fund fees and expenses; costs to organize the Funds; other expenditures which are capitalized in accordance with generally accepted accounting principle; and extraordinary expenses) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

			Institutional	A Class	C Class	Ultra Class	F Class
	Management		Class Expense	Expense	Expense	Expense	Expense
Fund	Fee		Limitation	Limitation	Limitation	Limitation	Limitation
Value Fund*	0.50%		0.55%	0.55%	0.55%	0.55%	n/a
MidCap Fund	0.58%		0.58%	n/a	n/a	n/a	n/a
SMidCap Fund	0.75%		0.68%	n/a	n/a	0.68%	n/a
SmallCap Fund	0.85%		0.79%	0.79%	0.79%	0.79%	n/a
AllCap Fund	0.45%		0.45%	n/a	n/a	0.45%	n/a
Total Return Fund**	0.50	% (a)	0.75%	n/a	n/a	n/a	n/a
Income Opportunity Fund*	0.65%		0.74%	0.74%	0.74%	0.74%	n/a
High Income Fund**	0.38	% (b)	n/a	n/a	n/a	n/a	n/a
Alternative Income Fund**	0.53	% (c)	n/a	n/a	n/a	n/a	n/a
Global Real Estate Fund^	0.70	% ***	1.10%	1.50%	2.05%	n/a	n/a
Select Income Fund^	0.70	% ***	1.10%	1.50%	2.05%	n/a	n/a
Tactical Growth Fund^	1.10%		n/a	n/a	n/a	n/a	n/a
Tactical Plus Fund^	1.40%		1.35%	1.60%	2.35%	n/a	1.04%

^	The ratios listed are the contractual amounts which include 12b-1 distribution and administrative services fees.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Total Return Fund, High Income Fund, and Alternative Income Fund in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted

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accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Funds’ average daily net assets as follows:

	Institutional	A Class	C Class	Ultra Class
	Shares Expense	Expense	Expense	Expense
Fund	Limitation	Limitation	Limitation	Limitation
Total Return Fund**	0.05%	0.05%	0.05%	n/a
High Income Fund**	0.10%	0.10%	0.10%	n/a
Alternative Income Fund**	0.00%	0.00%	0.00%	0.00%

In addition, the Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.01% of the Alternative Income Fund’s average daily net assets.

*	Prior to November 30, 2022, the Management Fee and Expense Limitation for each Share class was 0.10% higher than what is listed in the table.

**	In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of Total Return, High Income and Alternative Income Funds, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether , and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period.

***	Effective May 1, 2023, the management fee was reduced from 0.95% to 0.70%. Prior to May 1, 2023, the Adviser had contractually agreed to waive its management fee at an annual rate in the amount of 0.25% of each Fund’s average daily net assets.

(a)	The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500® Index/Bloomberg U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(b)	The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(c)	The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense

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limitation in effect at the time the expenses to be repaid were incurred. Fee waivers/expense reimbursements for the Predecessor Funds prior to the Reorganization on November 1, 2021 are not subject to recoupment by the Adviser. The prior 0.25% contractual management fee waiver for Global Real Estate Fund and Select Income Fund is not subject to recoupment. As of October 31, 2023, the Adviser may seek repayment of investment management fee reductions and expense reimbursements no later than the dates below:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
October 31, 2024	$—	$—	$—	$—	$28,954
October 31, 2025	97,530	92,127	476,566	1,251,166	105,671
October 31, 2026	131,653	50,674	434,607	1,421,371	96,664
	$229,183	$142,801	$911,173	$2,672,537	$231,289

		Total	Income	High	Alternative
		Return	Opportunity	Income	Income
		Fund	Fund	Fund	Fund*
October 31, 2025		$105,981	$—	$69,686	$216,283
October 31, 2026		119,461	—	76,545	344,139
		$225,442	$—	$146,231	$560,422

		Global Real	Select Income	Tactical Growth	Tactical Plus
		Estate Fund	Fund^	Fund	Fund
December 31, 2023		$92,869	$—	$—	$261,974
December 31, 2024		161,957	—	—	508,303
December 31, 2025		170,572	72,853	—	513,949
October 31, 2026		85,435	—	—	349,534
		$510,833	$72,853	$—	$1,633,760

*	For the year ended October 31, 2023, the Fund had $14,147 management fee waiver that is not subject to recoupment pursuant to the Management Fee Waiver Agreement

^	For the 10 months ended October 31, 2023, the Fund recouped $398,497 of past management reductions.

Effective May 1, 2023, Global Real Estate Fund and Select Income Fund eliminated a 0.25% contractual waiver, resulting in management fee waivers in the amounts of $16,545 and $187,893, respectively, to not be recoverable for the 10 months ended October 31, 2023.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

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Certain officers and a Trustee of the Trust are also officers of Ultimus and are not paid by the Funds for servicing in such capacities.

ADMINISTRATIVE SERVICES PLAN

As of October 31, 2023, all Funds except for Total Return have adopted an administrative services plan (the “Plan”) that provides that the applicable class of each Fund may pay financial intermediaries for shareholder services in an amount not to exceed the rate shown below based on the average daily net assets of each Fund’s share class. During the year/period ended October 31, 2023, and year ended December 31, 2022, if applicable, the Institutional Shares of the Funds incurred the following administrative services plan fees under the Plan:

		Expense Incurred
		For the year/	For the
		period ended	year ended
		October 31,	December 31,
Administrative service plan fees	Maximum Rate	2023	2022
Institutional Shares
Value Fund	0.10%	$164,611	N/A
MidCap Fund	0.20%	394	N/A
SMidCap Fund	0.20%	322,247	N/A
SmallCap Fund	0.20%	604,134	N/A
AllCap Fund	0.20%	73	N/A
Income Opportunity Fund	0.10%	348,498	N/A
High Income Fund	0.10%	18,529	N/A
Alternative Income Fund	0.15%	99,098	N/A
Global Real Estate Fund	0.05%	2,202	$1,682
Select Income Fund	0.05%	39,780	68,168
Tactical Growth Fund	0.05%	56,252	134,656
Tactical Plus Fund	0.10%	29,132	29,718

A Class Shares
Global Real Estate Fund	0.20%	3,658	39,557
Select Income Fund	0.20%	24,339	224,509
Tactical Growth Fund	0.20%	10,197	44,257
Tactical Plus Fund	0.10%	308	425

C Class Shares
Global Real Estate Fund	0.25%	2,202	3,678
Select Income Fund	0.25%	11,755	22,554
Tactical Growth Fund	0.25%	14,476	20,730
Tactical Plus Fund	0.10%	288	1,555

F Class Shares
Tactical Plus Fund	0.10%	34,106	38,433

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		Expense Incurred
		For the year/	For the
		period ended	year ended
		October 31,	December 31,
Administrative service plan fees	Maximum Rate	2023	2022
Investor Class Shares
Global Real Estate Fund	0.15%	N/A	$823
Select Income Fund	0.15%	N/A	12,639
Tactical Growth Fund	0.15%	N/A	13,493

DISTRIBUTION PLAN

All Funds except for MidCap, SMidCap, and AllCap Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act (the “Plan”) for A Class Shares and C Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders in an amount not to exceed 0.25% based on average daily net assets of each Fund’s A Class Shares, up to 0.75% of the average daily net assets of the Global Real Estate, Select Income and Broadmark Tactical Growth Funds’ C Class Shares and 1.00% based on the average daily net assets of the Value, SmallCap, Total Return, Income Opportunity, High Income, Alternative Income and Tactical Plus Funds’ C Class Shares. During the year/period ended October 31, 2023 and year ended December 31, 2022, if applicable, the A Class Shares and C Class Shares of the Funds incurred the following distribution fees under the Plan:

	Expense Incurred
	For the year/	For the
	period ended	year ended
	October 31,	December 31,
Distribution fee	2023	2022
Value Fund
A Class Shares	$3,291	N/A
C Class Shares	1,305	N/A
SmallCap Fund
A Class Shares	8,586	N/A
C Class Shares	6,916	N/A
Total Return Fund
A Class Shares	91	N/A
C Class Shares	704	N/A
Income Opportunity Fund
A Class Shares	125,003	N/A
C Class Shares	126,916	N/A
High Income Fund
A Class Shares	13,324	N/A
C Class Shares	2,064	N/A

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	Expense Incurred
	For the year/	For the
	period ended	year ended
	October 31,	December 31,
Distribution fee	2023	2022
Alternative Income Fund
A Class Shares	$84	N/A
C Class Shares	2,687	N/A
Global Real Estate Fund
A Class Shares	32,880	$48,765
C Class Shares	6,608	10,609
Investor Class Shares	N/A	1,293
Select Income Fund
A Class Shares	215,858	276,524
C Class Shares	35,264	64,177
Investor Class Shares	N/A	20,473
Tactical Growth Fund
A Class Shares	49,978	54,046
C Class Shares	43,427	61,090
Investor Class Shares	N/A	22,008
Tactical Plus Fund
A Class Shares	1,269	1,433
C Class Shares	3,381	3,766

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, except for the Audit Chairperson who receives a $1,500 annual retainer from each Fund and the Board Chairperson who receives a $1,700 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of October 31, 2023, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER	% Ownership
Value Fund
SEI Private Trust Co. (for the benefit of its customers)	35%
MidCap Fund
Charles Schwab & Co., Inc. (for the benefit of its customers)	67%
Westwood Management Corp. (for the benefit of its customers)	32%

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NAME OF RECORD OWNER	% Ownership
SMidCap Fund
Bart 401(a) Model (for the benefit of its customers)
Northern Trust Co. (The) (for the benefit of its customers)	37%
National Financial Services, LLC (for the benefit of its customers)	39%
SmallCap Fund
National Financial Services, LLC (for the benefit of its customers)	58%
AllCap Fund
U.S. Bank CAPINCO	90%
Total Return Fund
National Financial Services, LLC (for the benefit of its customers)	87%
Income Opportunity Fund
Charles Schwab & Co., Inc. (for the benefit of its customers)	25%
High Income Fund
National Financial Services, LLC (for the benefit of its customers)	77%
Alternative Income Fund
LPL Financial (for the benefit of its customers)	33%
National Financial Services, LLC (for the benefit of its customers)	58%
Select Income Fund
Charles Schwab & Co., Inc. (for the benefit of its customers)	35%
Tactical Growth Fund
Morgan Stanley Smith Barney, LLC (for the benefit of its customers)	48%
Tactical Plus Fund
National Financial Services, LLC (for the benefit of its customers)	90%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

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5. Derivative Transactions

The following is a summary of the fair value of derivative instruments held by the Funds listed below as of October 31, 2023 presented on the Statements of Assets and Liabilities.

	Assets			Liabilities
	Investments,		Unrealized	Investments,	Unrealized
	at value for	Futures	appreciation	at value	depreciation
	purchased	Contracts Sold	for swap	for written	for swap
Type of Derivative	options	Short*	agreements*	options	agreements*
Alternative Income Fund
Equity Risk Exposure	$135,200	$—	$3,110,536	$—	$(144,491)
Tactical Growth Fund
Equity Risk Exposure	$—	$3,356,008	$—	$—	$—
Tactical Plus Fund
Equity Risk Exposure	$98,438	$875,603	$—	$(36,487)	$—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, if any, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

The following summary of the effect of derivatives instruments for the Funds on the Statements of Operations for the year/period ended October 31, 2023 and year ended December 31, 2022, if applicable:

Alternative Income Fund - for the year ended October 31, 2023

					Change in
					Unrealized
			Realized Gains		Appreciation
Type of Derivative	Risk	Location	(Losses)	Location	(Depreciation)
Index put options purchased	Equity	Net realized losses from purchased option contracts	$(484,123)	Net change in unrealized appreciation (depreciation) on purchased option contracts	$213,882
Futures contracts sold short	Equity	Net realized gains from short futures contracts	$69,976	Net change in unrealized appreciation (depreciation) on short futures contracts	$(83,655)
Swap transactions	Equity	Net realized losses from swap transactions	$(3,293,249)	Net change in unrealized appreciation (depreciation) on swap transactions	$4,006,170

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Tactical Growth Fund - for the period ended October 31, 2023

					Change in
					Unrealized
					Appreciation
Type of Derivative	Risk	Location	Realized Losses	Location	(Depreciation)
Futures contracts sold short	Equity	Net realized gains (losses) from short futures contracts	$(1,669,574)	Net change in unrealized appreciation (depreciation) on short futures contracts	$2,727,771

Tactical Growth Fund - for the year ended December 31, 2022

					Change in
					Unrealized
					Appreciation
Type of Derivative	Risk	Location	Realized Losses	Location	(Depreciation)
Futures contracts sold short	Equity	Net realized gains (losses) from short futures contracts	$(3,384,975)	Net change in unrealized appreciation (depreciation) on short futures contracts	$—
Futures contracts purchased	Equity	Net realized gains (losses) from long futures contracts	$—	Net change in unrealized appreciation (depreciation) on long futures contracts	$628,238

Tactical Plus Fund - for the period ended October 31, 2023

					Change in
					Unrealized
			Realized Gains		Appreciation
Type of Derivative	Risk	Location	(Losses)	Location	(Depreciation)
Index put options purchased	Equity	Net realized gains from purchased option contracts	$421,775	Net change in unrealized appreciation (depreciation) on purchased option contracts	$—
Index call options purchased	Equity	Net realized losses from purchased option contracts	$(273,134)	Net change in unrealized appreciation (depreciation) on purchased option contracts	$97,755
Index put options written	Equity	Net realized losses from written option contracts	$(59,553)	Net change in unrealized appreciation (depreciation) on written option contracts	$(1,053)

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					Change in
					Unrealized
			Realized Gains		Appreciation
Type of Derivative	Risk	Location	(Losses)	Location	(Depreciation)
Futures contracts purchased	Equity	Net realized gains from long futures contracts	964,180	Net change in unrealized appreciation (depreciation) on long futures contracts	—
Futures contracts sold short	Equity	Net realized losses from short futures contracts	$(733,852)	Net change in unrealized appreciation (depreciation) on short futures contracts	$875,603

Tactical Plus Fund - for the year ended December 31, 2022

					Change in
					Unrealized
			Realized Gains		Appreciation
Type of Derivative	Risk	Location	(Losses)	Location	(Depreciation)
Index options purchased	Equity	Net realized gains (losses) from purchased option contracts	$2,042,238	Net change in unrealized appreciation (depreciation) on purchased option contracts	$40,727
Index call options written	Equity	Net realized losses from written option contracts	$(212,296)	Net change in unrealized appreciation (depreciation) on written option contracts	$—
Futures contracts purchased	Equity	Net realized gains (losses) from long futures contracts	(5,619,531)	Net change in unrealized appreciation (depreciation) on long futures contracts	—
Futures contracts sold short	Equity	Net realized losses from short futures contracts	$13,156,845	Net change in unrealized appreciation (depreciation) on short futures contracts	$(26,183)

Amounts designated as “—” are $0 or have been rounded to $0.

Offsetting Assets and Liabilities:

Alternative Income, Global Real Estate, Select Income, Tactical Growth, and Tactical Plus Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by these Funds to another party are determinable, the Funds have the right to set off the amounts owed with the amounts owed by the other party, the Funds intend to set off, and the Funds’ right of setoff is enforceable at law.

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A Fund is subject to various netting arrangements with select counterparties (“Master Agreements” or “MNAs”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

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As of October 31, 2023, derivative assets and liabilities by type by Fund are as follows:

Descriptions	Assets	Liabilities
Westwood Alternative Income Fund
Derivatives Financial Instruments:
Options contracts*	$135,200	$—
Swap agreements	3,110,536	(144,491)
Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,245,736	(144,491)
Derivative not subject to a MNA or similar agreement	(135,200)	—
Total assets and liabilities subject to a MNA	$3,110,536	$(144,491)

Tactical Growth Fund
Derivatives Financial Instruments:
Futures contracts^	$—	$(3,356,008)
Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,356,008)
Derivative not subject to a MNA or similar agreement	—	3,356,008
Total assets and liabilities subject to a MNA	$—	$—

Tactical Plus Fund
Derivatives Financial Instruments:
Options contracts*	$98,438	$(36,488)
Futures contracts^	—	(875,603)
Total derivative assets and liabilities in the Statement of Assets and Liabilities	98,438	(912,091)
Derivative not subject to a MNA or similar agreement	(98,438)	912,091
Total assets and liabilities subject to a MNA	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported in the Statement of Assets and Liabilities.

^	The amount represents their cumulative appreciation/depreciation which includes movements of variation margin.

The following table represents derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of October 31, 2023.

Derivative
	Derivative	Liabilities
	Assets Subject	Subject to	Net Amount	Non-cash
	to a MNA by	a MNA by	of Derivative	Collateral
Alternative Income Fund	Counterparty	Counterparty	Assets	Received(a)	Net Exposure
BNP Paribas	$3,110,536	$(144,491)	$2,966,045	$—	$2,966,045

(a)	The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative

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netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

6. Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Funds may at times invest a significant portion of their assets in shares of money market funds. As of October 31, 2023, Tactical Growth Fund and Tactical Plus Fund had 78.5% and 97.7%, respectively, of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the respective Fund.

7. Certain Investments and Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

RISKS ASSOCIATED WITH LOWER RATE DEBT SECURITIES

High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of October 31, 2023, Alternative Income Fund had 25.1% of the value of its net assets invested in securities in the Technology sector and Select Income Fund had 92.9% of the value of its net assets invested in securities in the Real Estate Sector and specifically, 26.2% of the net assets invested in securities in the Hotels industry.

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8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. In-Kind Transactions

During the period/year ended October 31, 2023, there were no in-kind transactions for the Funds.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

The following Funds paid distributions to shareholders subsequent to October 31, 2023:

			Per Share
	Record		Short-Term	Long-Term
	Date	Ex-Date	Capital Gain	Capital Gain
Value Fund - Institutional Shares	12/11/2023	12/12/2023	$0.1038	$0.1640
Value Fund - A Class Shares	12/11/2023	12/12/2023	0.1038	0.1640
Value Fund - C Class Shares	12/11/2023	12/12/2023	0.1038	0.1640
Value Fund - Ultra Shares	12/11/2023	12/12/2023	0.1038	0.1640
MidCap Fund - Institutional Shares	12/11/2023	12/12/2023	0.0892	0.0386
SMidCap Fund - Institutional Shares	12/11/2023	12/12/2023	0.1636	0.1203
SMidCap Fund - Ultra Shares	12/11/2023	12/12/2023	0.1636	0.1203
SmallCap Fund - Institutional Shares	12/11/2023	12/12/2023	0.0809	0.4698
SmallCap Fund - A Class Shares	12/11/2023	12/12/2023	0.0809	0.4698
SmallCap Fund - C Class Shares	12/11/2023	12/12/2023	0.0809	0.4698
SmallCap Fund - Ultra Shares	12/11/2023	12/12/2023	0.0809	0.4698
AllCap Fund - Institutional Shares	12/11/2023	12/12/2023	0.0786	0.1234
AllCap Fund - Ultra Shares	12/11/2023	12/12/2023	0.0786	0.1234
Tactical Growth Fund - Institutional Shares	12/11/2023	12/12/2023	0.4731	—
Tactical Growth Fund - A Class Shares	12/11/2023	12/12/2023	0.4731	—
Tactical Growth Fund - C Class Shares	12/11/2023	12/12/2023	0.4731	—

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			Per Share
	Record		Short-Term	Long-Term
	Date	Ex-Date	Capital Gain	Capital Gain
Tactical Plus Fund - Institutional Shares	12/11/2023	12/12/2023	$0.0200	$0.0299
Tactical Plus Fund - A Class Shares	12/11/2023	12/12/2023	0.0200	0.0299
Tactical Plus Fund - C Class Shares	12/11/2023	12/12/2023	0.0200	0.0299
Tactical Plus Fund - F Class Shares	12/11/2023	12/12/2023	0.0200	0.0299

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Westwood Funds and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and total return swap agreements, of Westwood Quality Value Fund, Westwood Quality MidCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality AllCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund, and Westwood Alternative Income Fund (“Westwood Funds” or the “Funds”), each a series of Ultimus Managers Trust, as of October 31, 2023, the related statements of operations and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of the Funds noted in the previous paragraph for the year ended October 31, 2022, and Westwood Quality AllCap Fund’s financial statements and financial highlights for the period ended October 31, 2021, were audited by another auditor whose report dated December 30, 2022, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights of the Funds noted in the previous paragraph (with the exception of Westwood Quality AllCap Fund) for the year ended October 31, 2021, and prior, were audited by other auditors, whose report dated December 29, 2021 expressed an unqualified opinion on such financial highlights.

We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, open written option contracts, and futures contracts, of Westwood Salient Global Real Estate Fund, Westwood Salient Select Income Fund, Westwood Broadmark Tactical Growth Fund, and Westwood Broadmark Tactical Plus Fund (“Westwood Funds” or the “Funds”), each a series of Ultimus Managers Trust, as of October 31, 2023, the related statements of operations and changes in net assets, and the financial highlights for the period January 1, 2023 to October 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, and the results of their operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of the Funds noted in the previous paragraph for the year ended December 31, 2022, were audited by another auditor whose report dated March 1, 2023 expressed an unqualified opinion on those financial statements and financial highlights. The financial statements and financial highlights of the Funds noted in the previous paragraph for the year ended December 31, 2021, and prior, were audited by other auditors, whose reports dated February 24, 2022 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 29, 2023

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ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, possibly including sales charges (loads) and redemption fees, and (2) ongoing costs, including management fees, class-specific expenses (such as administrative services fees and/or Rule 12b-1 fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (May 1, 2023) and held until the end of the period (October 31, 2023).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	May 1,	October 31,	Net Expense	During
	2023	2023	Ratio (a)	Period (b)
Value Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 967.70	0.63%	$ 3.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.03	0.63%	$ 3.21
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 966.30	0.83%	$ 4.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.02	0.83%	$ 4.23
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 962.30	1.58%	$ 7.81
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.24	1.58%	$ 8.03
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 966.10	0.55%	$ 2.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.43	0.55%	$ 2.80
MidCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 975.70	0.63%	$ 3.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.03	0.63%	$ 3.21
SMidCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 995.40	0.83%	$ 4.17
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.02	0.83%	$ 4.23
Utra Shares
Based on Actual Fund Return	$1,000.00	$ 996.10	0.68%	$ 3.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.78	0.68%	$ 3.47
SmallCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 998.50	0.92%	$ 4.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.57	0.92%	$ 4.69

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	May 1,	October 31,	Net Expense	During
	2023	2023	Ratio (a)	Period (b)
SmallCap Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 987.90	1.04%	$ 5.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.96	1.04%	$ 5.30
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 984.50	1.79%	$ 8.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.18	1.79%	$ 9.10
Utra Shares
Based on Actual Fund Return	$1,000.00	$ 989.10	0.79%	$ 3.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.22	0.79%	$ 4.02
AllCap Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 959.80	0.46%	$ 2.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.89	0.46%	$ 2.35
Utra Shares
Based on Actual Fund Return	$1,000.00	$ 959.80	0.45%	$ 2.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.94	0.45%	$ 2.29
Total Return Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 979.30	0.35%	$ 1.75
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.44	0.35%	$ 1.79
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 978.40	0.52%	$ 2.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.58	0.52%	$ 2.65
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 974.00	1.35%	$ 6.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.40	1.35%	$ 6.87

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	May 1,	October 31,	Net Expense	During
	2023	2023	Ratio (a)	Period (b)
Income Opportunity Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 958.70	0.81%	$ 4.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.12	0.81%	$ 4.13
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 958.60	0.99%	$ 4.89
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$ 5.04
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 954.80	1.74%	$ 8.57
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.43	1.74%	$ 8.84
Ultra Shares
Based on Actual Fund Return	$1,000.00	$ 959.90	0.74%	$ 3.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.48	0.74%	$ 3.77
High Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 984.10	0.99%	$ 4.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$ 5.04
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 981.90	1.05%	$ 5.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.91	1.05%	$ 5.35
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 979.30	1.80%	$ 8.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.13	1.80%	$ 9.15
Alternative Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,007.90	0.12%	$ 0.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,024.60	0.12%	$ 0.61

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	May 1,	October 31,	Net Expense	During
	2023	2023	Ratio (a)	Period (b)
Alternative Income Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,007.30	0.23%	$ 1.16
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,024.05	0.23%	$ 1.17
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,004.20	0.92%	$ 4.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.57	0.92%	$ 4.69
Utra Shares
Based on Actual Fund Return	$1,000.00	$1,008.60	0.01%	$ 0.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,008.60	0.01%	$ 0.05
Global Real Estate Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 916.50	1.08%	$ 5.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.76	1.08%	$ 5.50
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 916.80	1.25%	$ 6.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$ 6.36
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 911.80	2.07%	$ 9.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.77	2.07%	$ 10.51
Select Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$ 968.50	1.12%	$ 5.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.56	1.12%	$ 5.70
A Class Shares
Based on Actual Fund Return	$1,000.00	$ 968.30	1.29%	$ 6.40
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	1.29%	$ 6.56

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	May 1,	October 31,	Net Expense	During
	2023	2023	Ratio (a)	Period (b)
Select Income Fund (continued)
C Class Shares
Based on Actual Fund Return	$1,000.00	$ 963.90	2.10%	$ 10.40
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.62	2.10%	$ 10.66
Tactical Growth Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,018.10	1.26%	$ 6.41
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.26%	$ 6.41
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,017.00	1.47%	$ 7.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.80	1.47%	$ 7.48
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,013.10	2.25%	$ 11.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.86	2.25%	$ 11.42
Tactical Plus Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$1,056.30	1.36%	$ 7.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.35	1.36%	$ 6.92
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,054.60	1.55%	$ 8.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.39	1.55%	$ 7.88
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,050.80	2.34%	$ 12.10
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.41	2.34%	$ 11.88

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	May 1,	October 31,	Net Expense	During
	2023	2023	Ratio (a)	Period (b)
Tactical Plus Fund (continued)
F Class Shares
Based on Actual Fund Return	$1,000.00	$1,057.60	1.05%	$ 5.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.91	1.05%	$ 5.35

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

WESTWOOD FUNDS

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the U.S. Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The filings are available upon request, by calling 1-877-386-3944. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website at www.westwoodfunds.com.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-386-3944, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ended June 30, will be available on or about August 31, without charge upon request by calling 1-877-386-3944, or on the SEC’s website at www.sec.gov.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2023, the Funds designated the following as long-term capital gain distributions.

Long term
capital gain
Value Fund	$667,186
SMidCap Fund	2,304,618
SmallCap Fund	24,054,045
AllCap Fund	6,011
Select Income	1,917,196

Qualified Dividend Income – The following Funds designate the following of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%:

Qualified
Dividend
Income
Value Fund	94.49%
MidCap Fund	87.88%
SMidCap Fund	86.86%
SmallCap Fund	90.17%
AllCap Fund	94.29%
Total Return Fund	32.28%
Income Opportunity Fund	31.15%
High Income Fund	8.93%
Global Real Estate Fund	51.78%
Select Income Fund	90.81%
Tactical Plus Fund	22.08%

WESTWOOD FUNDS

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal period/ year ended October 31, 2023, the following Funds had the following ordinary income dividends qualified for the corporate dividends received deduction:

Dividend
Received
Fund	Deduction
Value Fund	94.43%
MidCap Fund	88.65%
SMidCap Fund	88.15%
SmallCap Fund	89.99%
AllCap Fund	94.25%
Total Return Fund	31.16%
Income Opportunity Fund	29.14%
High Income Fund	7.64%
Select Income Fund	100.00%
Tactical Plus Fund	23.10%

WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF ULTIMUS MANAGERS TRUST (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Interested Trustees:
David K. James* Year of Birth: 1970	April 2023 to present October 2022 to April 2023 July 2021 to October 2022	Trustee Assistant Secretary Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (“Ultimus”) and a member of the board of managers of Ultimus Fund Distributors, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018)	31	Interested Trustee of 12 series of the Capitol Series Trust (a registered management company) (2021 to present)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	31	n/a
David M. Deptula Year of Birth: 1958	Since 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016	31	n/a
Robert E. Morrison Year of Birth: 1957	Since 2019	Trustee (and previously 2012 to 2014)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	31	n/a
Clifford N. Schireson Year of Birth: 1953	Since 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	31	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	31	n/a

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section (2)(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s Administrator, Transfer Agent, and Distributor.

WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF ULTIMUS MANAGERS TRUST (Unaudited)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	2021 to present 2014 to 2021	President Vice President	Senior Vice President, Relationship Management (November 2023 to present), Vice President, Relationship Management (2018 to November 2023) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018)
Shannon Thibeaux- Burgess Year of Birth: 1970	2023 to present	Vice President	Senior Vice President, Relationship Management with Ultimus Fund Solutions, LLC (2022 to present); Head of Regulatory Service with J.P. Morgan Chase & Co. (2020 to 2022); Chief Administrative Officer of State Street Bank (2013 to 2020)
Jennifer L. Leamer Year of Birth: 1976	2014 to present 2014	Treasurer Assistant Treasurer	Senior Vice President of Fund Accounting (2020 to present) and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to 2020)
Daniel D. Bauer Year of Birth: 1977	2016 to present	Assistant Treasurer	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and AVP, Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons Year of Birth: 1975	2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Karen Jacoppo-Wood Year of Birth: 1966	2023 to present	Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 to present); Managing Director and Managing Counsel (2019 to 2022) and Vice President and Counsel (2014 to 2019) of State Street Bank and Trust Company
Natalie S. Anderson Year of Birth: 1975	2016 to present	Assistant Secretary	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC
Jesse Hallee Year of Birth: 1976	2023 to present	Assistant Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (June 2019 to present); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 to 2019)
Gweneth K. Gosselink Year of Birth: 1955	2020 to present	Chief Compliance Officer	Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)
Martin Dean Year of Birth: 1963	2020 to present	Assistant Chief Compliance Officer	President of Northern Lights Compliance Services, LLC (February 2023 to present); Senior Vice President, Head of Fund Compliance (2020 to January 2023) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

	2019 to 2020	Interim Chief Compliance Officer

	2016 to 2017	Assistant Chief Compliance Officer

Additional information about the members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-877-FUND-WHG (1-877-386-3944).

WESTWOOD FUNDS

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreement with Westwood Management Corp. (“Westwood”) with respect to the Westwood High Income Fund, the Westwood Income Opportunity Fund, the Westwood Quality Value Fund, the Westwood Quality AllCap Fund, the Westwood Quality SmallCap Fund, the Westwood Alternative Income Fund, the Westwood Quality SMidCap Fund, the Westwood Total Return Fund and the Westwood Quality MidCap Fund (individually, a “Fund” and collectively, the “Funds”) for an additional one year term. The Board approved the Investment Advisory Agreement at a meeting held on July 17-18, 2023 (the “Meeting”), at which all of the Trustees were present.

Prior to the Meeting, Westwood provided a response to a letter sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreement with respect to the Funds. In approving the continuance of the Investment Advisory Agreement, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Independent Trustees were (1) the nature, extent and quality of the services provided by Westwood, (2) the investment performance of the Funds, (3) the costs of the services provided and profits realized by Westwood from Westwood’s relationship with the Funds, (4) the financial condition of Westwood, (5) the fall out benefits derived by Westwood and its affiliates from their relationships with the Funds and (6) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Independent Trustees’ evaluation of the quality of Westwood’s services also took into consideration their knowledge gained through presentations and reports from Westwood over the course of the preceding year. The Independent Trustees’ analysis of these factors is set forth below.

Nature, Extent and Quality of Services

In deciding whether to approve the continuation of the Investment Advisory Agreement with Westwood, the Board considered the level and depth of knowledge of Westwood, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by Westwood, the Board took into account its familiarity with Westwood’s senior management through Board meetings, discussions and reports during the preceding year. The Board noted no material changes in Westwood’s responses to the Board’s request for information from last year. The Board also took into account Westwood’s compliance policies and procedures. The quality of administrative and other services, including Westwood’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered Westwood’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Board discussed the nature and extent of the services provided by Westwood including, without limitation, Westwood’s provision of a continuous investment program for the Funds. The Board considered the qualifications and experience of Westwood’s portfolio managers who are responsible for the day-to day management of the Funds, as well as the qualifications of other individuals at Westwood who provide services to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by Westwood under the Investment Advisory Agreement.

Advisory Fees and Expenses and Comparative Accounts

The Board compared the advisory fee and total expense ratio for each Fund with various comparative data. The Board compared each Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group provided by Broadridge and fees charged to Westwood’s other client accounts. In reviewing the comparison in fees and expense ratios between the Funds and other comparable funds, the Board also considered the differences in types of funds being compared, the styles of investment management,

WESTWOOD FUNDS

the size of the Funds relative to the comparable funds, and the nature of the investment strategies. The Board also considered Westwood’s commitment to limit each Fund’s expenses under an expense limitation agreement (“ELA”) until at least January 1, 2025 (or termination by shareholder, in the case of the Total Return Fund). The Board noted that the Alternative Income Fund, the Quality AllCap Fund, the Quality MidCap Fund, the Quality SMidCap Fund, the Quality Value Fund, and the Total Return Fund were all in the first quartile for expenses relative to their respective custom peer groups provided by Broadridge. The Board further noted Westwood’s response in the board materials that it seeks for each Fund to be within the top two quartiles of comparable expenses to its peers, and that if fees and expenses fell out of the top two quartiles, Westwood would consider a reduction in advisory fee or further limiting the Funds’ expenses, as appropriate. The Board also noted that the Alternative Income Fund, the Total Return Fund and the High Income Fund each had a fulcrum fee structure.

Economies of Scale

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that Westwood limits fees and/or reimburses expenses for each Fund in order to reduce the Fund’s operating expenses to targeted levels. The Board considered the effective advisory fee under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of the Funds increased. The Board noted that the Funds’ advisory fees did not include breakpoints, and determined that adding breakpoints was not appropriate at this time. The Board noted that if the Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Fund Performance

The Board also considered, among other data, the Fund’s performance results during certain periods ended April 30, 2023, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted Westwood’s efforts to address underperforming Funds. The Board also took into account current market conditions and their effect on each Fund’s performance.

Financial Condition and Profitability

Additionally, the Board took into consideration the financial condition and profitability of Westwood and the direct and indirect benefits derived by the Westwood and its affiliates from their relationships with the Funds. The information considered by the Board included operating profit margin information for Westwood’s business as a whole. The Board considered Westwood’s commitment to contractually limit each Fund’s net operating expenses.

The Board reviewed the profitability of Westwood’s relationship with each Fund both before and after tax expenses, and also considered whether Westwood has the financial wherewithal to continue to provide services to the Funds, noting it was comfortable with the support and resources Westwood provided to the Funds. The Board recognized that Westwood should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the risk that it assumes as investment adviser. Based upon its review, the Board concluded that Westwood’s level of profitability, if any, from its relationship with the Funds was reasonable and not excessive.

Fall Out Benefits

The Board discussed the direct and indirect benefits derived by Westwood from its relationship with the Funds. The Board also noted that Westwood derives benefits to its reputation and other benefits from its association with the Funds.

After further discussion of the factors noted above, as well as other factors, and in reliance on the information provided by Westwood and Trust management, and taking into account the totality of all factors discussed and information presented at the Meeting and previous meetings, the Board indicated its agreement to approve the continuance

WESTWOOD FUNDS

of the Investment Advisory Agreement and the ELA. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with Westwood, among others: (a) Westwood demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) Westwood maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) the Funds’ advisory fees are reasonable in light of the services received by the Funds from Westwood and the other factors considered. Based on their conclusions, the Trustees determined with respect to the Funds that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

The Westwood Funds
P.O. Box 541150
Omaha, NE 68154
1-877-FUND-WHG
www.westwoodfunds.com

Adviser:
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, TX 75201

Distributor:
Ultimus Fund Distributors, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Administrator:
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Legal Counsel:
Sullivan & Worcester LLP
1666 K Streeet, NW
Suite 700
Washington, D.C. 20006

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Westwood-AR-23

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $167,250 and $123,500 with respect to the registrant’s fiscal years ended October 31, 2023 and October 31, 2022, respectively.

(b)	Audit-Related Fees. No fees were billed in the first fiscal period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $42,800 and $30,000 with respect to the registrant’s fiscal years ended October 31, 2023, and October 31, 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the first fiscal period for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2023 and October 31, 2022, aggregate non-audit fees of $42,800 and $30,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)       Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the manner in which shareholders may recommend nominees to the Registrant’s Board of Trustees or the Nominations & Governance Committee (the “Committee”). The Registrant does not have formal procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. While the Registrant does not have formal procedure, the Committee shall to the extent required under applicable law, when identifying potential candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Ultimus Managers Trust

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, President

Date	January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	January 9, 2024

By (Signature and Title)*		/s/ Daniel D. Bauer
Daniel D. Bauer, Treasurer and Principal Financial Officer

Date	January 9, 2024

* Print the name and title of each signing officer under his or her signature.